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                                                                EXECUTION COPY

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                     WINDY HILL PET FOOD ACQUISITION CO.


                ------------------------------------------------


                                 $85,000,000

                              CREDIT AGREEMENT


                          dated as of May 21, 1997


                ------------------------------------------------


                         CREDIT SUISSE FIRST BOSTON,
                           as Administrative Agent


                          THE CHASE MANHATTAN BANK,
                           as Documentation Agent


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                               TABLE OF CONTENTS

                                                                          Page

SECTION 1.  DEFINITIONS....................................................  2
       1.1  Defined Terms..................................................  2
       1.2  Other Definitional Provisions; Financial Calculations.......... 26

SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS...................... 27
       2.1  Term Loans..................................................... 27
       2.2  Procedure for Term Loan Borrowing.............................. 27
       2.3  Repayment of Term Loans........................................ 28
       2.4  Evidence of Term Loan Debt..................................... 29

SECTION 3.  AMOUNT AND TERMS OF ACQUISITION LOAN
       COMMITMENTS......................................................... 30
       3.1  Acquisition Loan Commitments................................... 30
       3.2  Procedure for Acquisition Loan Borrowing....................... 30
       3.3  Termination or Reduction of Commitments........................ 31
       3.4  Repayment of Acquisition Loans; Evidence of Debt............... 31
       3.5  Commitment and Other Fees...................................... 32

SECTION 4.  AMOUNT AND TERMS OF WORKING CAPITAL COMMITMENTS................ 33
       4.1  Working Capital Commitments.................................... 33
       4.2  Procedure for Working Capital Borrowing........................ 33
       4.3  Commitment and Other Fees...................................... 34
       4.4  Termination or Reduction of Commitments........................ 34
       4.5  Repayment of Working Capital Loans; Evidence of Debt........... 35
       4.6  Swing Line Commitment.......................................... 36
       4.7  Repayment of Swing Line Loans; Evidence of Debt................ 36
       4.8  Procedure for Borrowing Swing Line Loans....................... 37
       4.9  Swing Line Loan Participations................................. 38
       4.10  L/C Commitment................................................ 39
       4.11  Procedure for Issuance of Letters of Credit................... 40
       4.12  Fees, Commissions and Other Charges........................... 40
       4.13  L/C Participations............................................ 41
       4.14  Reimbursement Obligation of the Borrower...................... 42
       4.15  Obligations Absolute.......................................... 42
       4.16  Letter of Credit Payments..................................... 43
       4.17  Application................................................... 43
       4.18  Quarterly Reports............................................. 43

SECTION 5.  GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF
       CREDIT.............................................................. 43
       5.1  Optional and Mandatory Prepayments............................. 43
       5.2  Conversion and Continuation Options............................ 45

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                                                                          Page

       5.3  Minimum Amounts and Maximum Number of Tranches................. 46
       5.4  Interest Rates and Payment Dates............................... 46
       5.5  Computation of Interest and Fees............................... 46
       5.6  Inability to Determine Interest Rate........................... 47
       5.7  Pro Rata Treatment and Payments................................ 47
       5.8  Illegality..................................................... 48
       5.9  Requirements of Law............................................ 49
       5.10  Taxes......................................................... 50
       5.11  Indemnity..................................................... 53
       5.12  Change of Lending Office; Filing of Certificates or Documents. 53
       5.13  Replacement Lenders........................................... 53

SECTION 6.  REPRESENTATIONS AND WARRANTIES................................. 54
       6.1  Financial Condition............................................ 54
       6.2  No Change...................................................... 55
       6.3  Existence; Compliance with Law................................. 56
       6.4  Power; Authorization; Enforceable Obligations.................. 56
       6.5  No Legal Bar................................................... 57
       6.6  No Material Litigation......................................... 57
       6.7  No Default..................................................... 57
       6.8  Ownership of Property; Liens................................... 57
       6.9  Intellectual Property.......................................... 57
       6.10  No Burdensome Restrictions.................................... 58
       6.11  Taxes......................................................... 58
       6.12  Federal Regulations........................................... 58
       6.13  ERISA......................................................... 58
       6.14  Investment Company Act; Other Regulations..................... 59
       6.15  Subsidiaries.................................................. 59
       6.16  Purpose of Loans.............................................. 59
       6.17  Environmental Matters......................................... 59
       6.18  Regulation H.................................................. 60
       6.19  Accuracy of Information....................................... 60
       6.20  Solvency...................................................... 61
       6.21  Merger Agreement.............................................. 61
       6.22  Security Documents............................................ 61

SECTION 7.  CONDITIONS PRECEDENT........................................... 61
       7.1  Conditions to Initial Extension of Credit...................... 61
       7.2  Conditions to Each Extension of Credit......................... 67

SECTION 8.  AFFIRMATIVE COVENANTS.......................................... 67
       8.1  Financial Statements........................................... 68
       8.2  Certificates; Other Information................................ 69
       8.3  Satisfaction and Payment of Obligations........................ 70

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                                                                          Page

       8.4  Conduct of Business; Maintenance of Existence; Compliance
              with Laws ....................................................70
       8.5  Maintenance of Property; Insurance............................. 70
       8.6  Inspection of Property; Books and Records; Discussions......... 70
       8.7  Notices........................................................ 71
       8.8  Environmental Laws............................................. 71
       8.9  Maintenance of Liens of the Security Documents................. 72
       8.10  Pledge of After Acquired Property; Additional Guarantors...... 72
       8.11  Lockbox Agreements and Concentration Account.................. 73
       8.12  Immaterial Subsidiaries....................................... 73
       8.13  Further Assurances............................................ 73

SECTION 9.  NEGATIVE COVENANTS............................................. 73
       9.1  Financial Condition Covenants.................................. 73
       9.2  Limitation on Indebtedness..................................... 75
       9.3  Limitation on Liens............................................ 77
       9.4  Limitation on Guarantee Obligations............................ 78
       9.5  Limitation on Fundamental Changes.............................. 79
       9.6  Limitation on Sale of Assets................................... 79
       9.7  Limitation on Restricted Payments.............................. 80
       9.8  Limitation on Capital Expenditures............................. 81
       9.9  Limitation on Investments, Loans and Advances.................. 81
       9.10  Limitation on Optional Payments and Modifications of
               Debt Instruments and other Obligations...................... 83
       9.11  Limitation on Transactions with Affiliates.................... 83
       9.12  Limitation on Sales and Leasebacks............................ 83
       9.13  Limitation on Changes in Fiscal Year.......................... 84
       9.14  Limitation on Lines of Business............................... 84
       9.15  Limitation on Negative Pledge Clauses......................... 84

SECTION 10.  EVENTS OF DEFAULT............................................. 84

SECTION 11.  THE AGENTS.................................................... 88
       11.1  Appointment................................................... 88
       11.2  Delegation of Duties.......................................... 88
       11.3  Exculpatory Provisions........................................ 88
       11.4  Reliance by Administrative Agent and Documentation Agent...... 89
       11.5  Notice of Default............................................. 89
       11.6  Non-Reliance on Administrative Agent, Documentation
               Agent and Other Lenders..................................... 89
       11.7  Indemnification............................................... 90
       11.8  Administrative Agent and Documentation Agent in
               Their Individual Capacities................................. 90
       11.9  Successor Administrative Agent................................ 91

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SECTION 12.  MISCELLANEOUS................................................. 91
       12.1  Amendments and Waivers........................................ 91
       12.2  Notices....................................................... 92
       12.3  No Waiver; Cumulative Remedies................................ 93
       12.4  Survival of Representations and Warranties.................... 93
       12.5  Payment of Expenses and Taxes................................. 93
       12.6  Successors and Assigns; Participations and Assignments........ 94
       12.7  Adjustments; Set-off.......................................... 97
       12.8  Counterparts.................................................. 97
       12.9  Severability.................................................. 97
       12.10  Integration.................................................. 98
       12.11  GOVERNING LAW................................................ 98
       12.12  Submission To Jurisdiction; Waivers.......................... 98
       12.13  Acknowledgements............................................. 99
       12.14  WAIVERS OF JURY TRIAL........................................ 99
       12.15  Confidentiality.............................................. 99

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ANNEXES:

Annex A      Pricing Grid

SCHEDULES:

1.1             Commitments, Addresses and Lending Offices
6.4             Consents
6.6             Litigation
6.8             Real Property
6.15            Subsidiaries of Holdings
6.17            Environmental Disclosure
6.22            Immaterial Subsidiaries
9.2(m)          Permitted Indebtedness
9.3(e)          Easements, Licenses, Etc.
9.3(g)          Existing Liens
9.4(a)          Guarantee Obligations
9.9(e)          Securities Held by Borrower or any Subsidiary
9.11(ix)        Affiliate Transactions

EXHIBITS:

 A      Form of Borrower Lockbox Agreement
 B      Form of Mortgage
 [RESERVED]
 D      Form of Concentration Account Agreement
 E      Form of Guarantee and Collateral Agreement
 [RESERVED]
 G      Form of Swing Line Loan Participation Certificate
 H      Form of Term Note
 I      Form of Acquisition Loan Note
 J      Form of Working Capital Note
 K      Form of Swing Line Note
 L      Form of Borrowing Certificate
 M      Form of Assignment and Acceptance

         CREDIT AGREEMENT, dated as of May 21, 1997, among WINDY HILL PET FOOD ACQUISITION CO., a Minnesota corporation, ("Acquisition Co.") the several banks and other financial institutions from time to time parties to this Agreement (collectively, the "Lenders"; individually, a "Lender"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland acting through its New York branch, as administrative agent for the Lenders hereunder (the "Administrative Agent") and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders hereunder (the "Documentation Agent", together with the Administrative Agent, the "Agents").

                             W I T N E S S E T H :

         WHEREAS, Acquisition Co. is a newly formed, wholly-owned subsidiary of Windy Hill Pet Food Company, Inc., a Delaware corporation ("Old Windy Hill");

         WHEREAS, Old Windy Hill proposes to acquire Hubbard Milling Company, a Minnesota corporation ("Hubbard Milling") and an affiliate of Armour Corporation, a Delaware corporation ("Armour") by purchasing all of the issued and outstanding shares of Capital Stock of Armour pursuant to the terms of a stock purchase agreement, dated as of April 22, 1997 as amended, supplemented or otherwise modified from time to time (the "Stock Purchase Agreement") between Old Windy Hill and certain other parties thereto (the "Acquisition");

         WHEREAS, Acquisition Co. proposes to merge (the "Merger") with and into Hubbard Milling pursuant to the terms of a Merger Agreement, dated as of March 21, 1997, by and among Hubbard Milling, Old Windy Hill and Acquisition Co. as amended, supplemented or otherwise modified from time to time (the "Merger Agreement") pursuant to which Hubbard Milling will be the surviving corporation and will thereupon be renamed Windy Hill Pet Food Company, Inc. ("Windy Hill") and shall be the Borrower hereunder;

         WHEREAS, in connection with and immediately after the Acquisition and the Merger, (i) the Borrower is to receive (a) a capital contribution from Old Windy Hill and/or Armour, funded by a capital contribution from Windy Hill Pet Food Holdings, Inc. ("Holdings") of at least $10,000,000 (the "Equity Investment") and (b) net proceeds from the issuance of at least $120,000,000 of either (X) Senior Subordinated Notes (as hereinafter defined) or (Y) Senior Subordinated Credit Notes (as hereinafter defined), (ii) the operating assets and liabilities of Old Windy Hill will be transferred, directly or indirectly, to the Borrower, (iii) approximately $52,000,000 of existing indebtedness of Old Windy Hill is to be refinanced (the "Refinancing") following its transfer, directly or indirectly, to the Borrower and (iv) Old Windy Hill will be renamed WHPF Inc.;

         WHEREAS, pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of April 25, 1997, as amended, supplemented or otherwise modified from

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                                                                          2


time to time, among Old Windy Hill, Acquisition Co. and Feed-Rite (US) Animal Feeds, Inc., a subsidiary of The Ridley Group, the assets and liabilities comprising the animal feed business of Hubbard Milling may be sold on or after the Closing Date for net after tax proceeds of approximately $50,000,000 (the "AF Sale");

         WHEREAS, the Borrower has requested that the Agents and the Lenders enter into this Agreement to provide a portion of the funds required to (i) consummate the Acquisition, the Merger and the Refinancing, (ii) pay certain fees, taxes and expenses related to the Acquisition, the Merger and the Refinancing and (iii) provide for the working capital and other business requirements of the Borrower and its subsidiaries after the Merger;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                            SECTION 1.  DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors) and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

            "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

            "Accounts": as defined in the NYUCC.

            "Acquisition": as defined in the recitals to this Agreement.

            "Acquisition Co.": as defined in the preamble to this Agreement.

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                                                                          3


            "Acquisition Documents": the collective reference to the Stock Purchase Agreement and each of the other instruments and documents executed and delivered pursuant to the Acquisition, as the same may be amended, supplemented waived or otherwise modified from time to time in accordance with the terms of this Agreement.

            "Acquisition Loan Commitment": with respect to any Lender, its obligation to make Acquisition Loans in an amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 under the heading "Acquisition Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 12.6; collectively, as to all such Lenders, the "Acquisition Loan Commitments".

            "Acquisition Loan Commitment Percentage": as to any Acquisition Loan Lender at any time, the percentage which (i) the sum of (a) such Acquisition Loan Lender's then unused Acquisition Loan Commitment plus
         (b) such Acquisition Loan Lender's Acquisition Loans then outstanding then constitutes of (ii) the sum of (a) the aggregate unused Acquisition Loan Commitments of all the Acquisition Loan Lenders plus
         (b) the aggregate principal amount of Acquisition Loans of all the Acquisition Loan Lenders then outstanding.

            "Acquisition Loan Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Acquisition Loan Commitments shall terminate as provided herein.

            "Acquisition Loan Lender": any Lender with an unused Acquisition Loan Commitment hereunder and/or any Acquisition Loans outstanding hereunder; collectively, the "Acquisition Loan Lenders".

            "Acquisition Loans": as defined in subsection 3.1(a).

            "Acquisition Loan Note": as defined in subsection 3.4(e).

            "Adjustment Date": the first Business Day following receipt by the Administrative Agent of both (i) the financial statements required to be delivered pursuant to subsection 8.1(b), as the case may be, for the most recently completed fiscal period and (ii) the certificate required to be delivered pursuant to subsection 8.2(b) with respect to such fiscal period.

            "Administrative Agent": CSFB, together with its affiliates, as the administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to subsection 11.9.

            "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the

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                                                                          4


         power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

            "AF Sale": as defined in the recitals to this Agreement.

            "After-Acquired Mortgage Property": any parcel (or adjoining parcels) of real property (including any leaseholds) acquired by any Loan Party after the Closing Date.

            "Agents": the collective reference to CSFB and Chase.

            "Aggregate Acquisition Loan Outstandings": as to any Acquisition Loan Lender at any time, an amount equal to the aggregate principal amount of all Acquisition Loans made by such Acquisition Loan Lender then outstanding.

            "Aggregate Working Capital Outstandings": as to any Working Capital Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Working Capital Loans made by such Working Capital Lender then outstanding, plus (b) such Working Capital Lender's Working Capital Commitment Percentage of all Swing Line Loans made by the Swing Line Lender then outstanding, provided that for purposes of calculating Available Working Capital Commitments pursuant to Section
         4.3 such amount shall be zero, plus (c) such Working Capital Lender's Working Capital Commitment Percentage of the L/C Obligations then outstanding.

            "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

            "Animal Feed Division": the animal feed business of Hubbard Milling.

            "Applicable Margin": 1.50% if such Loans are ABR Loans and 2.50% if such Loans are Eurodollar Loans, provided that, from and after the quarter ending June 30, 1998, the Applicable Margin will be adjusted, on each Adjustment Date based upon the Consolidated Interest Expense Ratio and the ratio of Consolidated Total Indebtedness at the last day of the 12-month period ended on the date of the financial statements relating to such Adjustment Date to Consolidated EBITDA for such period as determined from such financial statements, to the Applicable Margin set forth on Annex A hereto opposite the level for which the Consolidated Interest Expense Ratio as so determined satisfies the criteria on Annex A under the heading "Consolidated Interest Expense Ratio" and for which the ratio of Consolidated Total Indebtedness to Consolidated EBITDA as so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Total Indebtedness to Consolidated EBITDA", it being understood that if the financial statements required to be delivered pursuant to subsection 8.1(a) indicate that the Consolidated Interest Expense Ratio is lower and/or the ratio of Consolidated Total Indebtedness to Consolidated EBITDA

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                                                                          5


         is higher than the corresponding figures provided in the financial statements most recently delivered pursuant to subsection 8.1(b), then the Applicable Margin shall be deemed to have been readjusted based on the figures provided pursuant to subsection 8.1(a) retroactively from the immediately preceding Adjustment Date and the Borrower shall pay the difference in the interest or fees resulting from the discrepancy on the next scheduled Interest Payment Date or fee payment date and provided, further, that (a) in the event that the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related certificate required pursuant to subsection 8.2(b), are not delivered when due, then if such financial statements are not delivered prior to the date upon which the resultant Default shall become an Event of Default, then, effective upon such Default becoming an Event of Default, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin shall be 3.50%, if such Loans are ABR Loans, and 4.50%, if such Loans are Eurodollar Loans, and (b) if on any Adjustment Date, the Consolidated Interest Expense Ratio and the ratio of Consolidated Total Indebtedness to Consolidated EBITDA as so determined would result in different Applicable Margins, the higher Applicable Margin shall govern.

            "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

            "Armour": as defined in the recitals to this Agreement.

            "Arrangers": CSFB and CSI.

            "Asset Sale": as to any Person, any sale or other disposition (including any Sale/Leaseback Transaction and any mortgage or lease of real property other than any mortgage made by such Person in order to finance the acquisition of additional real property) subsequent to the Closing Date of any property of such Person resulting in Net Proceeds in excess of $10,000.

            "Assignee": as defined in subsection 12.6(c).

            "Available Acquisition Loan Commitment": as to any Acquisition Loan Lender at any time, an amount equal to the difference, if any, of (a) the amount of such Acquisition Loan Lender's Acquisition Loan Commitment at such time minus (b) such Acquisition Loan Lender's Aggregate Acquisition Loan Outstandings at such time; collectively, as to all the Acquisition Loan Lenders, the "Available Acquisition Loan Commitments".

            "Available Working Capital Commitment": as to any Working Capital Lender at any time, an amount equal to the difference, if any, of (a) the amount of such Working Capital Lender's Working Capital Commitment at such time minus (b) such Working Capital Lender's Aggregate Working Capital Outstandings at such time;

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                                                                          6


         collectively, as to all the Working Capital Lenders, the "Available Working Capital Commitments".

            "Benefitted Lender": as defined in subsection 12.7(a).

            "Board of Governors": the Board of Governors of the Federal Reserve System and any Governmental Authority which succeeds to the powers and functions thereof.

            "Borrower": as defined in the recitals to this Agreement.

            "Borrower Lockbox Agreement": a Lockbox Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit A or in such other form as shall be reasonably acceptable to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Mortgage": each Mortgage to be executed and delivered by the Borrower, substantially in the form of Exhibit B or in such other form as the Administrative Agent shall reasonably require, with respect to (i) each parcel of real property listed on Schedule 6.8 for which the Administrative Agent requests a Mortgage and (ii) each parcel of After-Acquired Mortgage Property for which a mortgage is granted to the Administrative Agent pursuant to subsection 8.10, in each case as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Security Documents": collectively, the Borrower Lockbox Agreements, the Borrower Mortgages, the Concentration Account Agreement and the Guarantee and Collateral Agreement.

            "Borrowing Certificate": the borrowing certificate to be executed and delivered by the Borrower, substantially in the form of Exhibit L.

            "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.2, 3.2, 4.2 or 4.8 as a date on which the Borrower requests the Lenders to make Loans hereunder.

            "BRS": Bruckmann, Rosser, Sherrill & Co., L.P.

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, however, that, with respect to matters relating to Eurodollar Loans, any day on which commercial banks in London, England are authorized or required by law to close also shall not constitute a "Business Day".

            "Capital Expenditures": as to any Person for any period, the aggregate amount paid or accrued by such Person and its Subsidiaries for the purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period, excluding any such expenditure made to restore such property to its condition immediately prior to any such loss, condemnation, damage or destruction, to the extent such expenditure is made with insurance proceeds or awards relating to any such loss, condemnation, damage or destruction; provided that Capital Expenditures shall not include expenditures up to an aggregate amount equal to the purchase price for any Permitted Acquisition.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Cash Equivalents": (a) securities issued or directly and fully guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of any Lender, or of any domestic commercial bank the long-term indebtedness of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group, or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500,000,000; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) above; (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof; (f) interests in any investment company which invests solely in instruments of the type specified in clauses (a) through (e) above; and (g) other investment instruments approved in writing by the Required Lenders and offered by any Lender or by any financial institution which has a combined capital and surplus of not less than $100,000,000.

            "Chase": The Chase Manhattan Bank, a New York banking corporation.

            "Clean-Up Amount": $5,000,000.

            "Closing Date": the date on which the conditions precedent set forth in subsection 7.1 shall be satisfied or waived.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Commercial Letter of Credit": as defined in subsection
         4.10(b)(i)(2).

            "Commitment": with respect to any Lender, the collective reference to such Lender's Term Loan Commitment and/or Revolving Credit Commitment; collectively, as to all the Lenders, the "Commitments".

            "Commitment Percentage": as to any Lender at any time, the percentage which (i) the sum of (a) such Lender's then (I) Available Acquisition Loan Commitment (II) Available Working Capital Commitment and (III) other unused Commitments (other than Revolving Credit Commitments) plus (b) such Lender's Loans (other than Swing Line Loans) then outstanding plus (c) the product of such Lender's Working Capital Commitment Percentage times the sum of (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding, then constitutes of (ii) the sum of (x) the aggregate (I) Available Acquisition Loan Commitments and (II) Available Working Capital Commitments of the Revolving Credit Lenders and the other unused Commitments of all the Lenders (other than Revolving Credit Commitments) plus (y) the aggregate principal amount of Loans of all the Lenders then outstanding plus (z) the aggregate L/C Obligations of all the Lenders then outstanding.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414(b) or (c) of the Code or, solely for purposes of determining liability under Section 412 of the Code, which is treated as a single employer under Section 414 (b), (c), (m) or (o) of the Code.

            "Concentration Account Agreement": the Concentration Account Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

            "Consolidated Cash Interest Expense": for any period, Consolidated Interest Expense paid in cash during such period.

            "Consolidated Current Assets": as to any Person at any time, the current assets (other than cash and Cash Equivalents) of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

            "Consolidated Current Liabilities": as to any Person at any time, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, but excluding all short-term Indebtedness for borrowed money and the current portion of any long-term Indebtedness of such Person or its Subsidiaries, in each case to the extent otherwise included therein, and any current taxes payable and any current portion of deferred taxes.

            "Consolidated EBITDA": for any period, the Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income and franchise taxes, (vi) all other non-cash expenses and (vii) any extraordinary and unusual losses, and, minus, to the extent added in determining such Consolidated Net Income,
         (i) any non-cash income or non-cash gains and (ii) any extraordinary and unusual gains, all as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Fixed Charges": for any period, the sum of (i) Consolidated Cash Interest Expense, (ii) scheduled amortization of Indebtedness of the Borrower and its Subsidiaries for such period and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized, (iii) cash taxes and (iv) Capital Expenditures, in each case determined on a consolidated basis in accordance with GAAP.

            "Consolidated Interest Expense": for any period, the net interest expense of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Interest Expense Ratio": for any period, the ratio of
         (a) Consolidated EBITDA for such period to (b) Consolidated Cash Interest Expense for such period.

            "Consolidated Net Income": for any period, the net income of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) the income (or loss) of any Person in which any other Person (other than the Borrower or any of the Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash by such Person to (or on the account of such Person by) the Borrower or any of its Subsidiaries by such Person during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or the date such Person's assets are acquired by the Borrower or any of its Subsidiaries.

            "Consolidated Total Indebtedness": at any date of determination, all Indebtedness of the Borrower and its Subsidiaries outstanding at such date of determination as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Working Capital": the excess of Consolidated Current Assets over Consolidated Current Liabilities.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "CSI": Chase Securities Inc., a Delaware corporation.

            "CSFB": Credit Suisse First Boston, a bank organized under the laws of Switzerland acting through its New York branch.

            "Currency Rate Protection Agreements": as to any Person, all foreign exchange contracts, currency swap agreements or other similar agreements or arrangements entered into in the ordinary course of business by such Person designed to protect such Person against fluctuations in currency values.

            "Dartford": Dartford Partnership L.L.C., a Delaware limited liability company.

            "Default": any of the events specified in Section 10, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Documentation Agent": Chase, together with its affiliates, as the documentation agent for the Lenders under this Agreement and the other Loan Documents.

            "Dollars" and "$": dollars in lawful currency of the United States of America.

            "Domestic Subsidiary": any Subsidiary organized under the laws of any jurisdiction within the United States.

            "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning the protection of the environment or the protection of human health as it relates to the protection of the environment, as now or may at any time hereafter be in effect.

            "Environmental Permits": all permits, licenses, registrations, notifications, exemptions, and other authorizations required under Environmental Laws.

            "Equity Interest": Capital Stock and all warrants, options or other rights to acquire Capital Stock, (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "Equity Investment": as defined in the recitals to this Agreement.

            "Equity Investment Documents": the collective reference to each instrument and document executed and delivered pursuant to the Equity Investment, as the same may be amended, supplemented, waived or otherwise modified from time to time; individually as "Equity Investment Document".

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors) maintained by a member bank of the Federal Reserve System.

            "Eurodollar Base Rate": the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period by reference to the "British Bankers' Association Interest Settlement Rates" for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by CSFB at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

            "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula:

                             Eurodollar Base Rate
                       --------------------------------
                   1.00 - Eurocurrency Reserve Requirements

            "Event of Default": any of the events specified in Section 10, provided that all requirements for the giving of notice, the lapse of time, or both, and any other conditions, have been satisfied.

            "Excess Cash Flow": for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) the amount of any refund received by the Borrower and its Subsidiaries during such fiscal year on taxes paid by the Borrower and its Subsidiaries, (iii) cash dividends, cash interest and other similar cash payments received by the Borrower during such fiscal year in respect of investments to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (iv) extraordinary and unusual cash gains to the extent subtracted or otherwise not included in Consolidated EBITDA for such fiscal year and (v) cash generated (if any) by the decrease (if any) in Consolidated Working Capital of the Borrower for such fiscal year, minus (b) the sum, without duplication, of (i) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year and permitted hereunder, (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are accompanied by prepayment of Revolving Credit Loans, Swing Line Loans and/or L/C Obligations) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 5.1(b) or 5.1(c) (except to the extent, in the case of a prepayment pursuant to subsection 5.1(c), the Net Proceeds giving rise to such prepayment are included in clause (a)(iv) above),
         (iii) the aggregate amount of payments of principal in respect of any Indebtedness (other than under this Agreement) permitted hereunder during such fiscal year, (iv) cash interest expense of the Borrower and its Subsidiaries for such fiscal year, (v) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vi) extraordinary and unusual cash losses to the extent added to Consolidated EBITDA for such fiscal year, (vii) the aggregate amount of cash used for Permitted Acquisitions and other Investments made by the Borrower and its Subsidiaries during such fiscal year pursuant to subsections 9.9(h) and 9.9(i), (viii) dividends or other direct payments paid by the Borrower to or for the benefit of Holdings, Old Windy Hill or Armour to the extent permitted by subsection 9.7 and 9.9(f) to the extent not subtracted in the determination of Consolidated Net Income of the Borrower for such fiscal year, (ix) the increase (if any) in Consolidated Working Capital of the Borrower for such fiscal year and
         (x) non-recurring cash charges not to exceed $4,500,000 incurred in connection with the Transactions and recorded to the balance sheet of the Borrower from the Closing Date until June 30, 1998.

            "Excess Cash Flow Percentage": 75%, provided that, commencing with the Borrower's fiscal year ending December 31, 1998, so long as (i) the Consolidated Interest Expense Ratio for the period of four consecutive fiscal quarters ended the last day of the fiscal quarter immediately preceding the date of such prepayment exceeds 2.25 to 1.00 and (ii) the ratio of Consolidated Total Indebtedness at the last day of the fiscal quarter immediately preceding the date of such prepayment to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date is less than 4.00 to 1.00, the Excess Cash Flow Percentage with respect to Term Loans and Revolving Credit Commitments shall be 50%.

            "Extension of Credit": with respect to any Lender, (a) the making of a Loan by such Lender and (b) if such Lender is a Working Capital Lender, the issuance of or participation in a Letter of Credit; with respect to all the Lenders, the "Extensions of Credit".

            "FDIC": the Federal Deposit Insurance Corporation and any Governmental Authority which succeeds to the powers and functions thereof.

            "Federal Funds Effective Rate": as defined in the definition of ABR.

            "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "Financing Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any Financing Lease; the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

            "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

            "GAAP": generally accepted accounting principles in the United States of America in effect from time to time (subject to subsection 1.2(e)).

            "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantee": the Guarantee and Collateral Agreement.

            "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement to be executed and delivered by Holdings, Old Windy Hill, the Borrower and each Subsidiary in favor of the Administrative Agent, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

            "Guarantee Obligation": as to any Person (the "Guaranteeing Person"), any obligation of (a) the Guaranteeing Person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the Guaranteeing Person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "Primary Obligations") of any other third Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing Person, whether or not contingent, (i) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such Primary Obligation or (2) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation or (iv) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any Guaranteeing Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the Primary Obligation in respect of which such Guarantee Obligation is made and
         (b) the maximum amount for which such Guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such Primary Obligation and the maximum amount for which such Guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such Guaranteeing Person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

            "Guarantors": Holdings, Old Windy Hill and each Subsidiary (other than Foreign Subsidiaries) of the Borrower.

            "Hazardous Materials": any petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos and asbestos-containing materials, pollutants, contaminants, and all other materials and substances including but not limited to radioactive materials regulated pursuant to any Environmental Laws or that could result in liability under any Environmental Law.

            "Heinz Co-Packing Agreement": the agreement currently being negotiated between the Borrower and Heinz Pet Products Company for the production of 50,000 to 80,000 tons of certain products for distribution and sale by Heinz, which agreement shall be executed on terms and conditions reasonably satisfactory to the Borrower.

            "Holdings": as defined in the recitals to this Agreement.

            "Hubbard": means the pet food business of Hubbard Milling.

            "Hubbard Milling": as defined in the recitals to this Agreement.

            "Immaterial Subsidiaries": means those Subsidiaries of the Borrower listed on Schedule 6.22.

            "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business, payable in accordance with customary practices and not more than 90 days past due, unless being contested in good faith by appropriate proceedings), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person under Rate Protection Agreements, (e) all obligations of such Person in respect of letters of credit (whether or not drawn), acceptances and similar obligations issued or created for the account of such Person (other than Letters of Credit), and (f) all indebtedness of others of the types described in (a) through (e) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured).

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Intellectual Property": as defined in subsection 6.9.

            "Interest Payment Date": (a) as to ABR Loans, the last Business Day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) any Business Day upon which a conversion, prepayment or repayment occurs, except that in the case of a Swing Line Loan such interest payment shall occur on the last Business Day of March, June, September and December.

            "Interest Period": with respect to any Eurodollar Loan:

                (i) initially, the period commencing on the borrowing or
            conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

               (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

               (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) no Interest Period that would otherwise extend beyond the
            Termination Date or beyond the date final payment is due on the Term Loans shall be selected by the Borrower;

               (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

            "Interest Rate Protection Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

            "Investment": as defined in subsection 9.9.

            "Investors": the equity holders in the Borrower on the Closing Date, including, Windy Hill Pet Food Company L.L.C., BRS and PNC Capital Corp.

            "Issuing Lender": CSFB or any of its Affiliates, in its capacity as issuer of any Letter of Credit.

            "Kozy Kitten Acquisition": refers to the acquisition by Old Windy Hill on April 29, 1996 of substantially all of the assets and the assumption of certain liabilities of the Kozy Kitten and Tuffy's dry pet food brands from Heinz Pet Products.

            "L/C Commitment": $5,000,000.

            "L/C Fee Payment Date": the last Business Day of each March, June, September and December.

            "L/C Fee Percentage": as defined in subsection 4.12(b).

            "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not been reimbursed pursuant to subsection 4.14.

            "L/C Participants": collectively, all the Working Capital Lenders other than the Issuing Lender.

            "Lease Expense": for any period, the aggregate amount of fixed and contingent rentals payable by the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, with respect to leases (other than Financing Leases) of real and personal property.

            "Lenders": as defined in the preamble to this Agreement.

            "Letters of Credit": collectively, Commercial Letters of Credit and Standby Letters of Credit.

            "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

            "Loan": any Term Loan, Revolving Credit Loan or Swing Line Loan.

            "Loan Documents": this Agreement, any Notes, the Guarantees, the Applications and the Security Documents.

            "Loan Participants": as defined in subsection 12.6(b).

            "Loan Parties": the Borrower, Holdings, Old Windy Hill and each Subsidiary of the Borrower which is a party to a Loan Document.

            "Lockbox Agreements": collectively, the Borrower Lockbox Agreements and any Subsidiary Lockbox Agreements.

            "Maumee Acquisition": the exercise by the Borrower of its option to purchase the 50% interest in its joint venture in Maumee, Ohio which it does not own for approximately $1,800,000.

            "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

            "Merger": as defined in the recitals to this Agreement.

            "Merger Agreement": as defined in the recitals to this Agreement.

            "Merger Documents": the collective reference to the Merger Agreement and each of the other instruments and documents executed and delivered pursuant to the Merger, as the same may be amended, supplemented waived or otherwise modified from time to time in accordance with the terms of this Agreement.

            "Mortgaged Property": the real and leasehold properties of the Loan Parties specified on Schedule 6.8 hereto.

            "Mortgages": collectively, the Borrower Mortgages and the Subsidiary Mortgages.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Net Proceeds": with respect to any Person, (a) with respect to any Asset Sale by such Person, the cash proceeds (including any insurance proceeds, if not reinvested in accordance with the terms of this Agreement, any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale net of (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments (other than pursuant hereto), other customary expenses, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale (other than any Lien in favor of the Administrative Agent for the benefit of the Lenders) and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) taxes paid or payable as a result thereof and (b) with respect to any issuance of equity securities or the incurrence of any Indebtedness by such Person subsequent to the Closing Date, the cash proceeds received from such issuance or incurrence net of investment banking fees, attorneys' fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses and other reasonable costs and expenses actually incurred in connection therewith.

            "New Lending Office": as defined in subsection 5.10(b)(i)(A).

            "Non-Excluded Taxes": as defined in subsection 5.10(a).

            "Notes": collectively, the Swing Line Note, Revolving Credit Notes and Term Notes, if any.

            "NYUCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender, any cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent and the Documentation Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement, any other Loan Document or any such Rate Protection Agreement or cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender).

            "Obsolete Property": any property of the Borrower or any of its Subsidiaries which is obsolete, outdated or worn out or the useful life of which has ended, in each case in the good faith determination of the Borrower.

            "Offering Memorandum": the Offering Memorandum dated May 16, 1997, with respect to the issuance of the Senior Subordinated Notes, a copy of which has been furnished to each Lender.

            "Old Windy Hill":  as defined in the recitals to this Agreement.

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Governmental Authority which succeeds to the powers and functions thereof.

            "Permitted Acquisition": any acquisition of all or substantially all the assets of, or shares or other Equity Interests in, a Person or division or line of business of a Person or other significant assets of a Person provided that (a) such acquisition is in a similar line of business as that engaged in by the Borrower and its Subsidiaries (as shall be reasonably agreed upon by the Borrower and the Administrative Agent) and (b) such acquisition is consummated on a fully consensual basis between the Borrower and the management of such Person, provided further, that immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) all transactions related thereto shall be consummated in all material respects in accordance with applicable laws, (iii) all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under subsection 8.10 shall have been taken, (iv)(A) the Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in subsection
         9.1 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition and any borrowing therefor had occurred on the first day of each relevant period for testing such compliance and as if an additional $3,000,000 of borrowings under the Working Capital Facility had occurred on such last day, and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information for such Subsidiary or assets (to the extent reasonably available), and (B) after giving effect to such transaction, any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 9.2) and
         (v) the Borrower shall have an undrawn commitment under the Working Capital Facility in an amount not less than $3,000,000.

            "Person": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Primary Obligations": as defined in the definition of "Guarantee Obligation" contained in this subsection 1.1.

            "Proceeds": as defined in the NYUCC.

            "Properties":  as defined in subsection 6.17(a).

            "Rate Protection Agreements": collectively, any Currency Rate Protection Agreements and Interest Rate Protection Agreements.

            "Refinancing": as defined in the recitals to this Agreement.

            "Refunded Swing Line Loans": as defined in subsection 4.8(b).

            "Register": as defined in subsection 12.6(d).

            "Regulation D": Regulation D of the Board of Governors as in effect from time to time.

            "Regulation G": Regulation G of the Board of Governors as in effect from time to time.

            "Regulation H": Regulation H of the Board of Governors as in effect from time to time.

            "Regulation U": Regulation U of the Board of Governors as in effect from time to time.

            "Regulation X": Regulation X of the Board of Governors as in effect from time to time.

            "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Lender pursuant to subsection 4.14(a) for amounts drawn under Letters of Credit.

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

            "Replacement Asset": any property acquired by the Borrower or any of its Subsidiaries subsequent to the Closing Date which replaces Obsolete Property of the same type and utility as the property acquired.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043 or any successor regulation thereto.

            "Required Lenders": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

            "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible Officer": as to any Person, the chief executive officer and the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Administrative Agent, and in the case of the Borrower, in addition to the officers mentioned above, any Executive Vice President.

            "Restricted Payments": as defined in subsection 9.7.

            "Revolving Credit Commitment": with respect to any Lender, its aggregate Acquisition Loan Commitment and Working Capital Commitment.

            "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

            "Revolving Credit Lenders": the collective reference to the Acquisition Loan Lenders and the Working Capital Lenders; individually a "Revolving Credit Lender".

            "Revolving Credit Loans": the collective reference to the Acquisition Loans and the Working Capital Loans; individually a "Revolving Credit Loan".

            "Revolving Credit Notes": the collective reference to the Acquisition Loan Notes and the Working Capital Notes; individually, a "Revolving Credit Note".

            "Sale/Leaseback Transaction": as defined in subsection 9.12.

            "SEC": the Securities and Exchange Commission or any Governmental Authority which succeeds to the powers and functions thereof.

            "Securities Act": the Securities Act of 1933, as amended from time to time.

            "Security Documents": collectively, the Concentration Account Agreement, the Guarantee and Collateral Agreement, the Lockbox Agreements, the Mortgages, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the Obligations or to secure any guarantee of any such Obligations and, including, without limitation, any such document delivered pursuant to subsection 8.10.

            "Senior Subordinated Credit Agreement": the Senior Subordinated Credit Agreement, dated as of the date hereof, among the Borrower, the lenders parties thereto and The Chase Manhattan Bank, as agent for the lenders, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 9.10.

            "Senior Subordinated Credit Notes": the notes issued pursuant to the Senior Subordinated Credit Agreement.

            "Senior Subordinated Exchange Notes": the Senior Subordinated Exchange Notes issued to redeem the Senior Subordinated Credit Notes.

            "Senior Subordinated Facility Documents": the collective reference to the Senior Subordinated Credit Notes, the Senior Subordinated Credit Agreement and each of the other instruments and documents executed and delivered pursuant to any of the foregoing, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 9.10, individually a "Senior Subordinated Facility Document".

            "Senior Subordinated Notes": the notes issued pursuant to the terms of the Senior Subordinated Note Indenture.

            "Senior Subordinated Notes Documents": the collective reference to the Senior Subordinated Notes and the Senior Subordinated Notes Indenture and each of the other instruments and documents executed and delivered pursuant to any of the foregoing, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 9.10 to the extent applicable; individually a "Senior Subordinated Note Document".

            "Senior Subordinated Note Indenture": the Indenture, dated as of May 21, 1997, 1997, between the Borrower and Wilmington Trust Company, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 9.10.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable Federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured, (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person; in each case after giving effect to (A) as of the Closing Date the making of the extensions of credit to be made on the Closing Date and the application of the proceeds of such extensions of credit and (B) on any date after the Closing Date, the making of any extension of credit to be made on such date and the application of the proceeds of such extension of credit. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

            "Standby Letter of Credit": as defined in subsection 4.10(b)(i)(1).

            "Stock Purchase Agreement": as defined in the recitals to this Agreement.

            "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

            "Subsidiary Lockbox Agreement": each Lockbox Agreement executed and delivered by a Subsidiary pursuant to the Guarantee and Collateral Agreement, substantially in the form of the Borrower Lockbox Agreement or in such other form as shall be reasonably acceptable to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Subsidiary Mortgage": each Mortgage to be executed and delivered by a Subsidiary, substantially in the form of Exhibit B, with such changes as the Administrative Agent shall deem necessary or desirable in order
         (i) to provide that such Subsidiary is the Mortgagor, (ii) to comply with and/or provide for specific laws of the jurisdictions in which the property to be encumbered is located, and (iii) to assure that the Administrative Agent has a perfected Lien on the property to be encumbered thereby securing such Subsidiary's Obligations (as such term is defined in the Guarantee and Collateral Agreement), or in such other form as the Administrative Agent shall reasonably require, with respect to (i) each parcel of real property listed on Schedule 6.8 for which the Administrative Agent requests a Mortgage and (ii) each parcel of After-Acquired Mortgage Property for which a mortgage is granted to the Administrative Agent pursuant to subsection 8.10, in each case as the same may be amended, supplemented or otherwise modified from time to time.

            "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to subsection 4.6 in an aggregate amount at any one time outstanding not to exceed $5,000,000.

            "Swing Line Lender": as defined in subsection 4.6.

            "Swing Line Loan Participation Certificate": a certificate substantially in the form of Exhibit G.

            "Swing Line Loans": as defined in subsection 4.6.

            "Swing Line Note":  as defined in subsection 4.7(e).

            "Swing Line Participation Amount": as defined in subsection 4.9(b).

            "Term Loan": as defined in subsection 2.1; collectively, the "Term Loans".

            "Term Loan Commitment": as to any Lender, its obligation to make a Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Term Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 12.6; collectively, as to all such Lenders, the "Term Loan Commitments".

            "Term Loan Commitment Percentage": as to any Term Loan Lender at any time, the percentage of the aggregate Term Loan Commitments then constituted by such Term Loan Lender's Term Loan Commitments (or, after the Term Loans are made, the percentage of the aggregate Term Loans then constituted by such Term Loan Lender's Term Loans).

            "Term Loan Lender": any Lender with an unused Term Loan Commitment hereunder and/or any Term Loans outstanding hereunder; collectively, the "Term Loan Lenders".

            "Term Note": as defined in subsection 2.4(d); collectively, the "Term Notes".

            "Termination Date": December 31, 2003.

            "Title Insurance Company": as defined in subsection 7.1(o).

            "Tranche": collectively, Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "Eurodollar Tranches".

            "Transaction Documents": the collective reference to the Acquisition Documents, the Merger Documents, the Equity Investment Document and either the Senior Subordinated Notes Documents or the Senior Subordinated Facility Documents.

            "Transactions": the collective reference to the Acquisition, the Merger, the Equity Investment, the Refinancing and the issuance of either the Senior Subordinated Notes or the Senior Subordinated Credit Notes.

            "Transferee": as defined in subsection 12.6(f).

            "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

            "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

            "Windy Hill": as defined in the recitals to this Agreement.

            "Working Capital Commitment": with respect to any Lender, its obligation to make Working Capital Loans and/or issue or participate in Letters of Credit issued on behalf of the Borrower and/or make or participate in Swing Line Loans made to the Borrower in an amount not to exceed the amount set forth opposite such Lender's name on Schedule
         1.1 under the heading "Working Capital Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 12.6; collectively, as to all such Lenders, the "Working Capital Commitments".

            "Working Capital Commitment Percentage": as to any Working Capital Lender at any time, the percentage which (i) the sum of (a) such Working Capital Lender's then unused Working Capital Commitment plus
         (b) such Working Capital Lender's Working Capital Loans then outstanding plus (c) the product of the percentage of the Working Capital Commitments of all the Working Capital Lenders then constituted by such Working Capital Lender's Working Capital Commitment times the sum of (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding then constitutes of (ii) the sum of (w) the aggregate unused Working Capital Commitments of all the Working Capital Lenders plus (x) the aggregate principal amount of Working Capital Loans of all the Working Capital Lenders then outstanding plus
         (y) the aggregate L/C Obligations then outstanding plus (z) the Swing Line Loans then outstanding.

            "Working Capital Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Working Capital Commitments shall terminate as provided herein.

            "Working Capital Lender": any Lender with an unused Working Capital Commitment hereunder and/or any Working Capital Loans outstanding hereunder; collectively, the "Working Capital Lenders".

            "Working Capital Loans": as defined in subsection 4.1(a).

            "Working Capital Note": as defined in subsection 4.5(e).

         1.2 Other Definitional Provisions; Financial Calculations. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

         (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (e) Notwithstanding anything to the contrary herein, for purposes of making all calculations in connection with the covenants contained in Section 9, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP consistently applied as in effect on the date of this Agreement. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the certificate of a Responsible Officer required pursuant to subsection 8.2(b)(ii) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate. In addition, although the Borrower uses thirteen week quarters and 52/53 week years and its fiscal year ends on the last Saturday in December, the Borrower's year end and quarter end for each year and quarter during the duration of this Agreement have been designated December 31, March 31, June 30, or September 30, but refer to quarters and years ending closest to such dates as applicable.

         SECTION 2. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

         2.1 Term Loans. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees (a) to make a term loan (a "Term Loan") to the Borrower on the Closing Date in an amount equal to the Term Loan Commitment of such Term Loan Lender, provided that the aggregate Term Loan Commitments of the all Term Loan Lenders shall not exceed $20,000,000. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or
(c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 5.2.

         2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 P.M., New York City time, at least (a) three Business Days prior to the Closing Date, if all or any part of the Term Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the Closing Date otherwise requesting that the Term Loan Lenders make the Term Loans on the Closing Date and specifying (i) the amount to be borrowed,
(ii) whether the Term Loans are to be initially Eurodollar Loans, ABR Loans or a combination thereof, and (iii) if the Term Loans are to be entirely or partly Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make the amount of its pro rata share of the Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 P.M., New York City time, on the Closing Date in Dollars and in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit the account of the Borrower pursuant to the terms of the Borrowing Certificate submitted on such Borrowing Date with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent.

         2.3 Repayment of Term Loans. The aggregate Term Loans of all the Term Loan Lenders shall be payable in 25 consecutive, quarterly installments, commencing on December 31, 1997, on the dates and in the principal amounts, equal to the respective amounts set forth below opposite the applicable installment dates (or, if less in any case, the aggregate amount of the Term Loans then outstanding):

            Installment                                   Amount
            -----------                                   ------

            December 31, 1997                          $  250,000
            March 31, 1998                                500,000
            June 30, 1998                                 500,000
            September 30, 1998                            500,000
            December 31, 1998                             500,000
            March 31, 1999                                625,000
            June 30, 1999                                 625,000
            September 30, 1999                            625,000
            December 31, 1999                             625,000
            March 31, 2000                                750,000
            June 30, 2000                                 750,000
            September 30, 2000                            750,000
            December 31, 2000                             750,000
            March 31, 2001                                875,000
            June 30, 2001                                 875,000
            September 30, 2001                            875,000
            December 31, 2001                             875,000
            March 31, 2002                              1,000,000
            June 30, 2002                               1,000,000
            September 30, 2002                          1,000,000
            December 31, 2002                           1,000,000
            March 31, 2003                              1,125,000
            June 30, 2003                               1,125,000
            September 30, 2003                          1,250,000
            December 31, 2003                           1,250,000

The Borrower hereby further agrees to pay to the Administrative Agent for the account of each Term Loan Lender interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         2.4 Evidence of Term Loan Debt. (a) Each Term Loan Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Term Loan Lender resulting from the Term Loan made by such Term Loan Lender, including the amounts of principal and interest payable and paid to such Term Loan Lender from time to time under this Agreement.

         (b) The Administrative Agent shall record in the Register, with separate subaccounts therein for each Term Loan Lender, (i) the amount of each Term Loan made hereunder, the Type thereof and, in the case of Eurodollar Loans, each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Term Loan Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Term Loan Lender's share thereof, if any.

         (c) The entries made in the Register pursuant to subsection 2.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Term Loan Lender to maintain any account pursuant to subsection 2.4(a) or the Administrative Agent to make recordings in the Register pursuant to subsection 2.4(b), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loan made to the Borrower by such Term Loan Lender in accordance with the terms of this Agreement.

         (d) The Borrower agrees that, upon the request to the Administrative Agent by any Term Loan Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Term Loan Lender a promissory note of the Borrower dated the Closing Date evidencing the Term Loans made by such Term Loan Lender, substantially in the form of Exhibit H (a "Term Note"), payable to the order of such Term Loan Lender and in a principal amount equal to, in the case of Term Notes issued on the Closing Date, the lesser of (A) the initial Term Loan Commitment of such Term Loan Lender or
(B) the unpaid principal amount of the Term Loan made by such Term Loan Lender, and, in the case of Term Notes issued after the Closing Date, the unpaid principal amount of the Term Loan made by such Term Loan Lender. Each Term Loan Lender is hereby authorized to record the date, Type and amount of each Term Loan made by such Term Loan Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Term Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to the Borrower in accordance with the terms of this Agreement. A Term Note and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Term Note and the Obligations evidenced thereby in the Register (and each Term Note shall expressly so provide). Any assignment or transfer of all or part of the Obligations evidenced by a Term Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Term Note evidencing such Obligations, accompanied by an Assignment and Acceptance substantially in the form of Exhibit M duly executed by the Assignor thereof, and thereupon one or more new Term Notes shall be issued to the designated Assignee and the old Term Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of a Term Note and the Obligations evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this subsection 2.4.

           SECTION 3. AMOUNT AND TERMS OF ACQUISITION LOAN COMMITMENTS

         3.1 Acquisition Loan Commitments. (a) Subject to the terms and conditions hereof, each Acquisition Loan Lender severally agrees to make revolving credit loans ("Acquisition Loans") to the Borrower from time to time during the Acquisition Loan Commitment Period in an aggregate principal amount at any one time outstanding that does not exceed the amount of such Acquisition Loan Lender's Acquisition Loan Commitment, provided that (i) the aggregate Acquisition Loan Commitments of all the Acquisition Loan Lenders shall not exceed $45,000,000 and (ii) after the consummation of the Transactions, the Acquisition Loans will only be used to make Permitted Acquisitions. During the Acquisition Loan Commitment Period, the Borrower may use the Acquisition Loan Commitments by borrowing, prepaying the Acquisition Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

         (b) The Acquisition Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 3.2 and 5.2, provided that no Acquisition Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

         3.2 Procedure for Acquisition Loan Borrowing. The Borrower hereby requests an Acquisition Loan borrowing on the Closing Date in the amount of $45,000,000. The Borrower may borrow under the Acquisition Loan Commitments during the Acquisition Loan Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Acquisition Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the lengths of the initial Interest Periods therefor. Each borrowing under the

Acquisition Loan Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Acquisition Loan Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $2,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Acquisition Loan Lender thereof. Each Acquisition Loan Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower pursuant to the terms of the Borrowing Certificate submitted on such Borrowing Date prior to 3:00 P.M., New York City time, on such Borrowing Date with the aggregate of the amounts made available to the Administrative Agent by the Acquisition Loan Lenders and in like funds as received by the Administrative Agent.

         3.3 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than one Business Day's prior notice to the Administrative Agent, to terminate the Acquisition Loan Commitments or, from time to time, to reduce the amount of the Acquisition Loan Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Acquisition Loans made on the effective date thereof, the aggregate principal amount of the Acquisition Loans then outstanding would exceed the Acquisition Loan Commitments then in effect. Any such reduction shall be in an amount equal to $2,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the Acquisition Loan Commitments then in effect.

         3.4 Repayment of Acquisition Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Acquisition Loan Lender the then unpaid principal amount of each Acquisition Loan of such Acquisition Loan Lender on the Termination Date (or such earlier date on which the Acquisition Loans become due and payable pursuant to Section 10). The Borrower hereby further agrees to pay to the Administrative Agent for the account of each Acquisition Loan Lender interest on the unpaid principal amount of the Acquisition Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) Each Acquisition Loan Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Acquisition Loan Lender resulting from each Acquisition Loan of such Acquisition Loan Lender from time to time, including the amounts of principal and interest payable and paid to such Acquisition Loan Lender from time to time under this Agreement.

         (c) The Administrative Agent shall record in the Register, with separate subaccounts for each Acquisition Loan Lender, (i) the amount and Borrowing Date of each Acquisition Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Acquisition Loan Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Acquisition Loan Lender's share thereof.

         (d) The entries made in the Register pursuant to subsection 3.4(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Acquisition Loan Lender to maintain any account pursuant to subsection 3.4(b) or the Administrative Agent to make recordings in the Register pursuant to subsection 3.4(c), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Acquisition Loans made to such Borrower by such Acquisition Loan Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Administrative Agent by any Acquisition Loan Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Acquisition Loan Lender a promissory note of the Borrower dated the Closing Date evidencing the Acquisition Loan of such Acquisition Loan Lender, substantially in the form of Exhibit I with appropriate insertions as to date and principal amount (an "Acquisition Loan Note"). Each Acquisition Loan Lender is hereby authorized to record the date, Type and amount of each Acquisition Loan made by such Acquisition Loan Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Acquisition Loan Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Acquisition Loans made to the Borrower in accordance with the terms of this Agreement. An Acquisition Loan Note and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Acquisition Loan Note and the Obligations evidenced thereby in the Register (and each Acquisition Loan Note shall expressly so provide). Any assignment or transfer of all or part of the Obligations evidenced by an Acquisition Loan Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Acquisition Loan Note evidencing such Obligations, accompanied by an Assignment and Acceptance substantially in the form of Exhibit M duly executed by the Assignor thereof, and thereupon one or more new Acquisition Loan Notes shall be issued to the designated Assignee and the old Acquisition Loan Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of an Acquisition Loan Note and the Obligations evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this subsection 3.4.

         3.5 Commitment and Other Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Acquisition Loan Lender a commitment fee for the period from and including the first day of the Acquisition Loan Commitment Period to, but excluding, the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Acquisition Loan Commitment of such Acquisition Loan Lender during the period from the Closing Date to the first Adjustment Date and thereafter the commitment fee will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading "Commitment Fee" on Annex A provided that if the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 8.2(b), are not delivered when due, then the Commitment Fee during any such period will be 1/2 of 1% per annum until the delivery of such financial statements and compliance certificate. The Commitment Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date or such earlier date as the Acquisition Loan Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

           SECTION 4. AMOUNT AND TERMS OF WORKING CAPITAL COMMITMENTS

         4.1 Working Capital Commitments. (a) Subject to the terms and conditions hereof, each Working Capital Lender severally agrees to make revolving credit loans ("Working Capital Loans") to the Borrower from time to time during the Working Capital Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Working Capital Lender's Working Capital Commitment Percentage of (i) the then outstanding Swing Line Loans and (ii) the then outstanding L/C Obligations, does not exceed the amount of such Working Capital Lender's Working Capital Commitment. During the Working Capital Commitment Period, the Borrower may use the Working Capital Commitments by borrowing, prepaying the Working Capital Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof provided that (i) not more than $3,000,000 in Working Capital Loans will be available for borrowing on the Closing Date,
(ii) the aggregate Working Capital Commitments of all the Working Capital Lenders shall not exceed $20,000,000 and (iii) the Aggregate Working Capital Outstanding (other than in respect of the undrawn portion of any Letters of Credit) with respect to all Working Capital Lenders (including the Swing Line Lender) at any time during one consecutive thirty day period during each fiscal year of the Borrower may in no event exceed the Clean-Up Amount; provided, that there shall be at least 45 days between each such 30 day period.

         (b) The Working Capital Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 4.2 and 5.2, provided that no Working Capital Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

         4.2 Procedure for Working Capital Borrowing. The Borrower may borrow under the Working Capital Commitments during the Working Capital Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Working Capital Loans are to be initially Eurodollar Loans, or
(b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the lengths of the initial Interest Periods therefor. Each borrowing under the Working Capital Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Working Capital Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Working Capital Lender thereof. Each Working Capital Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower pursuant to the terms of the Borrowing Certificate submitted on such Borrowing Date prior to 3:00 P.M., New York City time, on such Borrowing Date with the aggregate of the amounts made available to the Administrative Agent by the Working Capital Lenders and in like funds as received by the Administrative Agent.

         4.3 Commitment and Other Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Working Capital Lender a commitment fee for the period from and including the first day of the Working Capital Commitment Period to the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Working Capital Commitment of such Working Capital Lender during the period from the Closing Date to the first Adjustment Date and thereafter the commitment fee will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading "Commitment Fee" on Annex A provided that if the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 8.2(b), are not delivered when due, then the Commitment Fee during any such period will be 1/2 of 1% per annum until the delivery of such financial statements and compliance certificate. The Commitment Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date or such earlier date as the Working Capital Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

         4.4 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than one Business Day's prior notice to the Administrative Agent, to terminate the Working Capital Commitments or, from time to time, to reduce the amount of the Working Capital Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Working Capital Loans made on the effective date thereof, the aggregate principal amount of the Working Capital Loans then outstanding, when added to the then outstanding L/C Obligations and Swing Line Loans, would exceed the Working Capital Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the Working Capital Commitments then in effect.

         4.5 Repayment of Working Capital Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Working Capital Lender the then unpaid principal amount of each Working Capital Loan of such Working Capital Lender on the Termination Date (or such earlier date on which the Working Capital Loans become due and payable pursuant to Section 10). The Borrower hereby further agrees to pay to the Administrative Agent for the account of each Working Capital Lender interest on the unpaid principal amount of the Working Capital Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) Each Working Capital Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Working Capital Lender resulting from each Working Capital Loan of such Working Capital Lender from time to time, including the amounts of principal and interest payable and paid to such Working Capital Lender from time to time under this Agreement.

         (c) The Administrative Agent shall record in the Register, with separate subaccounts for each Working Capital Lender, (i) the amount and Borrowing Date of each Working Capital Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Working Capital Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Working Capital Lender's share thereof.

         (d) The entries made in the Register pursuant to subsection 4.5(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Working Capital Lender to maintain any account pursuant to subsection 4.5(b) or the Administrative Agent to make recordings in the Register pursuant to subsection 4.5(c), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Working Capital Loans made to such Borrower by such Working Capital Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Administrative Agent by any Working Capital Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Working Capital Lender a promissory note of the Borrower dated the Closing Date evidencing the Working Capital Loans of such Working Capital Lender, substantially in the form of Exhibit J with appropriate insertions as to date and principal amount (a "Working Capital Note"). Each Working Capital Lender is hereby authorized to record the date, Type and amount of each Working Capital Loan made by such Working Capital Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Working Capital Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Working Capital Loans made to the Borrower in accordance with the terms of this Agreement. A Working Capital Note and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Working Capital Note and the Obligations evidenced thereby in the Register (and each Working Capital Note shall expressly so provide). Any assignment or transfer of all or part of the Obligations evidenced by a Working Capital Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Working Capital Note evidencing such Obligations, accompanied by an Assignment and Acceptance substantially in the form of Exhibit M duly executed by the Assignor thereof, and thereupon one or more new Working Capital Notes shall be issued to the designated Assignee and the old Working Capital Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of a Working Capital Note and the Obligations evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this subsection 4.5.

         4.6 Swing Line Commitment. Subject to the terms and conditions hereof, CSFB (in such capacity, the "Swing Line Lender") agrees to make a portion of the Working Capital Commitments available to the Borrower during the Working Capital Commitment Period by making swing line loans ("Swing Line Loans") to the Borrower in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; provided that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect and (b) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the Aggregate Working Capital Outstandings of all the Working Capital Lenders would exceed the Working Capital Commitments at such time. During the Working Capital Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing Swing Line Loans all in accordance with the terms and conditions hereof. Swing Line Loans may be ABR Loans only.

         4.7 Repayment of Swing Line Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Swing Line Lender the then unpaid principal amount of the Swing Line Loans on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 10). The Borrower hereby further agrees to pay to the Administrative Agent for the account of the Swingline Lender interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) The Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Swing Line Lender resulting from the Swing Line Loans made by the Swing Line Lender from time to time, including the amounts of principal and interest payable and paid to the Swing Line Lender from time to time under this Agreement.

         (c) The Administrative Agent shall record in the Register (i) the amount and Borrowing Date of each Swing Line Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Swing Line Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder in respect of Swing Line Loans.

         (d) The entries made in the Register pursuant to subsection 4.7(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Swing Line Lender to maintain any account pursuant to subsection 4.7(b) or the Administrative Agent to make recordings in the Register pursuant to subsection 4.7(c), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Administrative Agent by the Swing Line Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to the Swing Line Lender a promissory note of the Borrower, dated the Closing Date, evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of Exhibit K with appropriate insertions as to date and principal amount (a "Swing Line Note"). The Swing Line Lender is hereby authorized to record the date and amount of each Swing Line Loan made by the Swing Line Lender and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement. A Swing Line Note and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Swing Line Note and the Obligations evidenced thereby in the Register (and each Swing Line Note shall expressly so provide). Any assignment or transfer of all or part of the Obligations evidenced by a Swing Line Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Swing Line Note evidencing such Obligations, accompanied by an Assignment and Acceptance substantially in the form of Exhibit M duly executed by the Assignor thereof, and thereupon one or more new Swing Line Notes shall be issued to the designated Assignee and the old Swing Line Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." No assignment of a Swing Line Note and the Obligations evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this subsection 4.7

         4.8 Procedure for Borrowing Swing Line Loans. (a) Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans under subsection 4.6, it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 12:00 Noon, New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Working Capital Commitment

Period). Each borrowing under the Swing Line Commitment shall be in a minimum amount of $150,000 or a whole multiple of $50,000 in excess thereof. Not later than 2:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower not later than 3:00 P.M., New York City time, on such Borrowing Date by crediting the account of the Borrower, pursuant to the terms of the Borrowing Certificate submitted on such Borrowing Date, with such proceeds in immediately available funds.

         (b) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Working Capital Lender including the Swing Line Lender, to make a Working Capital Loan in an amount equal to such Lender's Working Capital Commitment Percentage of the amount of the Swing Line Loans outstanding on the date such notice is given (the "Refunded Swing Line Loans"). Unless any of the events described in
Section 10(f) shall have occurred (in which event the procedures of subsection 4.9(b) shall apply) each Working Capital Lender shall make the proceeds of its Working Capital Loan available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Working Capital Loans shall be immediately applied to repay the Refunded Swing Line Loans. Effective on the day such Working Capital Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans, shall no longer be due under any Swing Line Note and shall be due under the respective Working Capital Loans issued to the Working Capital Lenders in accordance with their respective Working Capital Commitment Percentages. The Borrower authorizes the Swing Line Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Working Capital Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

         4.9 Swing Line Loan Participations. (a) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if a Default under Section 10(a) or an Event of Default shall have occurred and be continuing. The Swing Line Lender shall notify the Borrower of such election not to make any Swing Line Loans unless the Event of Default is of the type specified in Section 10(f).

         (b) If prior to the repayment of any Swing Line Loan or the making of Working Capital Loans pursuant to subsection 4.8(b), one of the events described in Section 10(f) shall have occurred, each Working Capital Lender shall on the date such Working Capital Loan was to have been made pursuant to the notice in subsection 4.8(a) purchase an undivided participating interest in the Refunded Swing Line Loans in an amount equal to such Working Capital Lender's Working Capital Commitment Percentage of the aggregate principal amount of Swing Line Loans then outstanding (the "Swing Line Participation Amount"). On the date of such purchase, each

Working Capital Lender shall transfer to the Swing Line Lender, in immediately available funds, such Working Capital Lender's Swing Line Participation Amount and upon receipt thereof the Swing Line Lender shall deliver to such Working Capital Lender a Swing Line Loan Participation Certificate dated the date of the Swing Line Lender's receipt of such funds and in an amount equal to such Working Capital Lender's Swing Line Participation Amount.

         (c) Whenever, at any time after the Swing Line Lender has received from any Working Capital Lender such Working Capital Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Working Capital Lender its pro rata share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Working Capital Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Working Capital Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

         (d) Each Working Capital Lender's obligation to purchase participating interests pursuant to subsection 4.9(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Working Capital Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by any of the Loan Parties or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         4.10 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Working Capital Lenders set forth in subsection 4.13(a), agrees to issue Letters of Credit for the account of the Borrower on any Business Day during the Working Capital Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to, and shall not, issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Available Working Capital Commitments would be less than zero.

         (b)  Each Letter of Credit shall:

             (i) be denominated in Dollars and shall be either (1) a standby letter of credit issued to support obligations of the Borrower, contingent or otherwise, in connection with the working capital and business needs of the Borrower in the ordinary course of business (a "Standby Letter of Credit") or (2) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit");

            (ii) expire no later than the earlier of (A) five Business Days prior to the Termination Date and (B) one year after the date of issuance thereof, provided that, subject to clause (A) above, any such Letter of Credit may, at the request of the Borrower as set forth in the applicable Application or prior to expiration thereof, be automatically renewed on each anniversary of the issuance thereof for an additional period of up to one year unless the Issuing Lender shall have given at least 60 days' prior written notice to the Borrower and the beneficiary of such Letter of Credit that such Letter of Credit will not be renewed; and

            (iii) have a face amount equal to at least $100,000.

         (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

         (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

         4.11 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. The Issuing Lender shall notify the Working Capital Lenders promptly of the receipt of any request pursuant to the immediately preceding sentence. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Administrative Agent and the Borrower promptly following the issuance thereof.

         4.12 Fees, Commissions and Other Charges. (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender, a fronting fee with respect to each Letter of Credit, computed for the period from the date of issuance of such Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at a rate per annum equal to 1/4 of 1%, calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Letter of Credit and on the Termination Date and shall be nonrefundable.

         (b) The Borrower shall pay to the Administrative Agent, for the account of the L/C Participants and the Issuing Lender, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of issuance of such Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment

Date to occur thereafter at a rate per annum equal to the Applicable Margin for Working Capital Loans that are Eurodollar Loans in effect from time to time (the "L/C Fee Percentage"), calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated, to be shared ratably among the L/C Participants in accordance with their respective Working Capital Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Letter of Credit and shall be nonrefundable.

         (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

         4.13 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, in order to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Working Capital Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Working Capital Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to subsection 4.13(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 4.13(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder.

A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 4.13(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         4.14 Reimbursement Obligation of the Borrower. (a) The Issuing Lender shall notify the Borrower promptly of each drawing under a Letter of Credit. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

         (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection 4.14, (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the Borrower is required to pay such amounts pursuant to paragraph (a) of this subsection, at the rate which would then be payable on any Working Capital Loans that are ABR Loans, and (ii) thereafter, until payment in full, at the rate which would be payable on any outstanding Working Capital Loans that are ABR Loans which were then overdue.

         (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to subsection 4.2 of ABR Loans in the amount of such drawing (but without any requirement for compliance with the prior notice or minimum borrowing amount provisions of subsection 4.2 or the conditions set forth in subsection 7.2). The Borrowing Date with respect to such borrowing shall be the date of such drawing and each Working Capital Lender shall make its Working Capital Commitment Percentage of such borrowing available to the Administrative Agent on such date to be used to repay the Reimbursement Obligation created by such drawing. The Issuing Lender shall notify the Working Capital Lenders promptly of each drawing under a Letter of Credit to be reimbursed pursuant to this subsection 4.14(c).

         4.15 Obligations Absolute. (a) The Borrower's obligations under this
Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any Lender or any beneficiary of a Letter of Credit.

         (b) The Borrower also agrees with the Issuing Lender and the Lenders that, subject to subsection 4.15(d), neither the Issuing Lender nor any Lender shall be responsible for, and the Borrower's Reimbursement Obligations under subsection 4.14(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

         (c) Neither the Issuing Lender nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Issuing Lender's gross negligence or willful misconduct.

         (d) The Borrower agrees that any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower.

         4.16 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. The Issuing Lender shall also promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         4.17 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 4, the provisions of this Section 4 shall apply.

         4.18 Quarterly Reports. The Issuing Lender shall furnish to each Revolving Credit Lender a quarterly report with respect to Letters of Credit issued or outstanding during such quarter and any drawings thereunder.

       SECTION 5.  GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF CREDIT

         5.1 Optional and Mandatory Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as provided in subsection 5.11), upon irrevocable notice to the Administrative Agent prior to 12:00

P.M., New York City time, provided that (i) the Borrower shall have given (x) at least three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans or (y) one Business Day's irrevocable notice to the Administrative Agent in the case of ABR Loans (excluding Swing Line Loans which shall be same day notice) prior to such prepayment and (ii) such notice specifies the date and amount of prepayment and whether the prepayment is of (x) Eurodollar Loans, (y) ABR Loans or (z) a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall notify each affected Lender thereof on the date of receipt of such notice. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection
5.11 and, accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans pursuant to this subsection 5.1(a) shall be applied to the remaining installments of principal thereof pro rata. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.

         (b) Unless the Required Lenders otherwise agree, if with respect to any fiscal year of the Borrower, commencing with its fiscal year ending December 31, 1997, the Borrower shall have Excess Cash Flow for such fiscal year, then prepayments in an aggregate amount equal to the Excess Cash Flow Percentage of such Excess Cash Flow shall be applied first to prepay the Term Loans (applied pro rata to the then remaining installments thereof) then outstanding, second to prepay the Acquisition Loans then outstanding and third to prepay the Working Capital Loans, then outstanding. Any amounts prepaid on account of outstanding Acquisition Loans or Working Capital Loans pursuant to this subsection 5.1(b) shall not permanently reduce either the Acquisition Loan Commitment or the Working Capital Commitment. Each such prepayment shall be made on or before the date which is 95 days after the end of such fiscal year.

         (c) Unless the Required Lenders otherwise agree, the Term Loans shall be prepaid and, after the Term Loans shall have been prepaid in full, the Revolving Credit Commitments (pro rata (based on outstanding principal amount) to the Acquisition Loan Commitments and Working Capital Commitments) shall be permanently reduced with 100% of the Net Proceeds of (i) any Indebtedness incurred by any Loan Party on or after the Closing Date (other than (A) the Senior Subordinated Notes provided that (X) no Default or Event of Default has occurred and is continuing, (Y) the Senior Subordinated Notes contain terms and conditions no less favorable to the Lenders than the Senior Subordinated Credit Agreement and (Z) such proceeds are used to repay the Senior Subordinated Credit Notes, (B) any Indebtedness permitted pursuant to subsection 9.2 (other than subsection 9.2(d)), (ii) the sale or issuance of any Capital Stock by the Borrower on or after the Closing Date (except to the extent that (X) no Default or Event of Default has occurred and is continuing and (Y) such proceeds are used to repay the Senior Subordinated Credit Agreement) and (iii) any Asset Sale by the Borrower or any of its Subsidiaries, (other than any Asset Sale permitted pursuant to (x) subsection 9.6(a) to the extent the assets disposed of in such Asset Sale are replaced with Replacement Assets within 120 days following the date of such Asset Sale or (y) subsection 9.6(d)), provided that, if the Net Proceeds realized from any such Asset Sale (or series of related Asset Sales) are less than $500,000, such Net Proceeds shall not be applied to the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments (pro rata (based on outstanding principal amount) to the Acquisition Loan Commitments and Working Capital Commitments) pursuant to this subsection until such time as the aggregate amount of such Net Proceeds exceeds $1,000,000, and then the aggregate amount of such Net Proceeds shall be applied to the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments (pro rata (based on outstanding principal amount) to the Acquisition Loan Commitments and Working Capital Commitments) pursuant to this subsection and provided further that any Net Proceeds from any Asset Sale of the Animal Feed Division shall be applied (i) first to the repayment of Acquisition Loans, with such repayment not reducing the Acquisition Loan Commitment and (ii) second to the repayment of the Term Loans. Each such prepayment shall be made on or before the date which is two Business Days after the date any Loan Party receives such Net Proceeds.

         (d) Prepayments of the Term Loans pursuant to subsection 5.1(b) and 5.1(c) shall be applied to the remaining installments thereof on a pro rata basis. If, after giving effect to any permanent reduction in the Working Capital Commitments pursuant to subsection 5.1(c), the aggregate principal amount of the Working Capital Loans then outstanding, when added to the then outstanding L/C Obligations and Swing Line Loans, would exceed the Working Capital Commitments as so reduced, then the Working Capital Loans and Swing Line Loans shall be prepaid and the Letters of Credit shall be cash collateralized or replaced to the extent of such excess. Prepayments of outstanding Acquisition Loans and Working Capital Loans pursuant to subsection 5.1(c) shall be applied to such Acquisition Loans and Working Capital Loans pro rata based on outstanding principal amounts. Amounts to be applied pursuant to this subsection 5.1(d) to the prepayment of Term Loans, Revolving Credit Loans and/or Swing Line Loans shall be applied, as applicable, first to reduce outstanding Term Loans, Revolving Credit Loans and/or Swing Line Loans which are ABR Loans and second to prepay Term Loans and/or Revolving Credit Loans which are Eurodollar Loans, such Eurodollar Loans being prepaid in the order of their maturity.

         5.2 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election by 12:00 P.M. New York City time, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto (or on any other day if on the date of such conversion the Borrower pays to the Administrative Agent for the account of the applicable Lenders accrued interest on such Eurodollar Loans to the date of such conversion together with all amounts payable under subsection 5.11). The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election by 12:00 P.M., New York City time. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of conversions of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans (in the case of conversions of Term Loans).

         (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans (in the case of continuations of Term Loans) and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

         5.3 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. In no event shall there be more than ten Eurodollar Tranches outstanding at any time.

         5.4 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

         (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

         (c) If all or a portion of (i) the principal amount of any Loan,
(ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under Section 10(a)), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, commitment fees or other amounts due and payable hereunder, the rate described in subsection 5.4(b) plus 2%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date and the Termination Date, provided that interest accruing pursuant to subsection 5.4(c) shall be payable from time to time on demand.

         5.5 Computation of Interest and Fees. (a) Commitment fees and interest shall be calculated on the basis of a 360-day year for the actual days elapsed, except that whenever interest is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable, notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 5.4(a).

         5.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the affected Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

         5.7 Pro Rata Treatment and Payments. (a) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Revolving Credit Lenders, the Acquisition Loan Lenders, the Working Capital Lenders or the Term Loan Lenders, as the case may be, at the Administrative Agent's office specified in subsection 12.2, in Dollars and in immediately available funds. Payments received by the

Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received. If any principal payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be made on the immediately succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If, and to the extent that, on any Business Day the Administrative Agent receives any payment hereunder or under the other Loan Documents (including any such payment representing a realization upon the Collateral), and such payment is not sufficient to pay in full all principal, interest and fees then due and payable hereunder, the Administrative Agent shall apply such
payment ratably to all such amounts then due and payable.          (b) Unless
the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's portion of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower, without prejudice to any right or claim the Borrower may have against such Lender.

         (c) Each borrowing by the Borrower of Term Loans, Acquisition Loans, Working Capital Loans and Revolving Credit Loans shall be made ratably from the Term Loan Lenders, the Acquisition Loan Lenders, the Working Capital Lenders and Revolving Credit Lenders, respectively, in accordance with their respective Term Loan Commitment Percentages, Acquisition Loan Commitment Percentages, Working Capital Commitment Percentages and Revolving Credit Commitment Percentages. Any reduction of the Revolving Credit Commitments, Acquisition Loan Commitments or Working Capital Commitments shall be made ratably among the Revolving Credit Lenders, Acquisition Loan Lenders, or Working Capital Lenders, in accordance with their respective Revolving Credit Commitment Percentages, Acquisition Loan Commitment Percentages or Working Capital Commitment Percentages.

         5.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this

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                                                                              49


Agreement, then such Lender shall give notice of such illegality to the Administrative Agent and the Borrower. Upon such adoption or change, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans as contemplated by this Agreement and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 5.11. Any Lender giving notice pursuant to the first sentence of this subsection shall notify the Administrative Agent and the Borrower at such time as the circumstances giving rise to the initial notice shall cease to exist.

         5.9 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof:

             (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by subsection 5.10 and changes in the rate of tax on the overall net income of such Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

            (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Administrative Agent), pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender has demanded compensation under this subsection 5.9(a) with respect to any Eurodollar Loan, the Borrower shall have the option to convert immediately such Eurodollar Loan into an ABR Loan until the circumstances giving rise to such demand for compensation no longer apply; provided, that (i) no such conversion shall affect the Borrower's obligation to pay compensation as provided herein which is due with respect to the period prior to such conversion and (ii) on the date of such conversion the Borrower shall pay to the Administrative Agent for the benefit of the relevant Lender accrued interest on such Eurodollar Loan to the date of conversion, together with any amounts payable pursuant to subsection 5.11.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) If any Lender becomes entitled to claim any additional amounts pursuant to subsection 5.9(a) or (b), it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The Borrower shall not be obligated to compensate any Lender pursuant to this subsection 5.9 for amounts accruing prior to the date which is 180 days before such Lender notifies the Borrower of such event, provided that such notice need not include a computation of amounts in respect thereof. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         5.10 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender (or Transferee) as a result of any future, present or former connection between the Administrative Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender (or Transferee) hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender (or Transferee) shall be increased ("increased amounts") by the amounts necessary so that after making all required deductions and withholdings (including, without limitation, the payment of all Non-Excluded Taxes) the Administrative Agent or such Lender (or Transferee) receives the amounts equal to the interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, the Borrower shall promptly send to the Administrative Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof or other evidence of remittance of Non-Excluded Taxes reasonably acceptable to the Administrative Agent. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other reasonably acceptable evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The Borrower will indemnify each Lender (or Transferee) and the Administrative Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Administrative Agent, as the case may be, and (except to the extent resulting from the gross negligence or willful misconduct or bad faith of such Lender, such Transferee or the Administrative Agent), any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. The agreements in this subsection 5.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (b) Each Lender (and each Transferee) that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

            (i) in the case of a Lender or a Transferee that is a "bank" under
         Section 881(c)(3)(A) of the Code:

               (A) on or before the date it becomes a party to this Agreement
            (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) and on or before the date, if any, such Lender (or Transferee) changes its applicable lending office by designating a different lending office (a "New Lending Office"), deliver to the Borrower and the Administrative Agent (y) two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (B) deliver to the Borrower and the Administrative Agent two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower or the Administrative Agent; and

               (C) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower;

            (ii) in the case of a Lender or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

               (A) on or before the date it becomes a party to this Agreement
            (or, in the case of a Loan Participant, on or the date such Loan Participant becomes a Loan Participant hereunder) deliver to the Borrower and the Administrative Agent (I) a statement under penalties of perjury that such Lender (x) is not a "bank" under
            Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

               (B) deliver to the Borrower and the Administrative Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower; and

               (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Borrower or the Administrative Agent;

unless in any such case any change in law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Loan Participant, the date such Loan Participant became a Loan Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 4.10(b)(i), that it is entitled to an exemption from United States backup withholding tax.

         (c) The Borrower shall not be required to indemnify any Lender (or Transferee), or to pay any increased amounts to any Lender (or Transferee) in respect of any Non-Excluded Tax, pursuant to this subsection 5.10 to the extent that (i) any obligation to withhold or deduct amounts with respect to tax existed on the date such Lender (or Transferee) became a party to this Agreement (or, in the case of a Transferee that is a Loan Participant, on the date such Loan

Participant became a Loan Participant hereunder) or, with respect to payments to a New Lending Office, the date such Lender (or Transferee) designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the written request of the Borrower, or (ii) any Lender (or Transferee) fails to comply in full with the provisions of subsection 5.10(b) hereof.

         (d) If a Lender (or Transferee) or the Administrative Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) which in the good faith judgement of such Lender (or Transferee) or Administrative Agent is payable in respect of any Non-Excluded Tax as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid increased amounts, pursuant to this subsection 5.10, it shall within 30 days from the date of such receipt pay over such refund to the Borrower, net of all out-of-pocket third-party expenses of such Lender (or Transferee) or the Administrative Agent.

         5.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans or converting any Eurodollar Loans to ABR Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         5.12 Change of Lending Office; Filing of Certificates or Documents. Each Lender agrees that if it makes any demand for payment, or becomes entitled to any increased amounts, under subsection 5.8 or 5.10 or if any adoption or change of the type described in subsection 5.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office or file any certificate or document reasonably requested in writing by the Borrower if such action would reduce or obviate the need for the Borrower to make payments under subsection 5.8 or
5.10 or would eliminate or reduce the effect of any adoption or change described in subsection 5.9.

         5.13 Replacement Lenders. In the event that the Borrower becomes obligated to pay additional amounts or increased amounts to, or receives notice from, any Lender pursuant to subsection 5.8, 5.9 or 5.10 then, unless such Lender has theretofore removed or cured the conditions which result in the obligation to pay such additional amounts or increased amounts, the Borrower may, on 10 Business Days' prior written notice to the Administrative Agent and such Lender, cause such Lender to (and such Lender shall) assign pursuant to subsection 12.6(c) all of its rights and obligations under this Agreement to another bank or financial institution which is willing to become a Lender and is acceptable (which acceptance shall not be unreasonably withheld) to the Administrative Agent, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid commitment fees in respect of such Lender's Commitment and any other amounts payable to such Lender under this Agreement (including, without limitation, amounts payable under subsection 5.11).

                    SECTION 6. REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

         6.1 Financial Condition. (a)(i) The audited balance sheets of Old Windy Hill as of December 30, 1995 and December 28, 1996 and the related consolidated statements of operations and of cash flows for the period or fiscal year ended on such dates, reported on by KPMG Peat Marwick LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the financial condition of Old Windy Hill as at such dates, and the results of its operations and its cash flows for the fiscal period or year then ended. The unaudited balance sheets of Old Windy Hill and its Subsidiaries as at March 29, 1997 and the related unaudited statement of operations for both the three-month and twelve-month periods ended on such date, and the related unaudited statement of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the financial condition of Old Windy Hill as at such date, and the results of its operations and its cash flows for the three-month and twelve-month periods then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Old Windy Hill did not have, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or other material agreement or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and was not disclosed in the Offering Memorandum. During the period from December 28, 1996 to and including the Closing Date, except as contemplated by the Transactions there has been no sale, transfer or other disposition by Old Windy Hill of any material part of its business or property and, except as contemplated by the Transactions, no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of Old Windy Hill at December 28, 1996.

         (ii) The audited consolidated balance sheets of Hubbard and its consolidated Subsidiaries as of the end of the fiscal years ended April 30, 1994, April 30, 1995 and April 30, 1996 and of the nine-month period ended January 31, 1997 and the related consolidated statements of earnings and of cash flows for the fiscal years and nine-month period ended on such dates, reported on by KPMG Peat Marwick LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of Hubbard Milling and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years and nine-month period then ended. The unaudited consolidated statements of income of Hubbard and its consolidated Subsidiaries for the twelve-month period ended on January 31, 1997, certified by a Responsible Officer, a copy of which has heretofore been furnished to each Lender, is complete and correct and presents the consolidated results of operations of Hubbard and its consolidated Subsidiaries for the twelve-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. To the knowledge of Holdings, Old Windy Hill, and the Borrower, none of Hubbard nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or other material agreement or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and was not disclosed in the Offering Memorandum. During the period from January 31, 1997 to and including the Closing Date except as contemplated by the Transactions, there has been no sale, transfer or other disposition by Hubbard or any of its consolidated Subsidiaries of any material part of its business or property and, except as contemplated by the Transactions, no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of Hubbard Milling and its consolidated Subsidiaries at January 31, 1997.

         (b) The pro forma combined balance sheets of the Borrower as at March 31, 1997, certified by a Responsible Officer of the Borrower, copies of which have been heretofore furnished to each Lender, adjusted to give effect to (as if such events had occurred on such date) (i) the Acquisition, (ii) the Merger, (iii) the Equity Investments, (iv) the issuance of the Senior Subordinated Notes or the Senior Subordinated Credit Notes, as the case may be, (v) the initial Extensions of Credit to the Borrower hereunder, (vi) the Maumee and Kozy Kitten Acquisitions, (vii) the Refinancing and (viii) the fees, expenses and financing costs related to the foregoing, together with the notes thereto, were prepared based on good faith assumptions and on the best information available to the Borrower as of the date of delivery thereof and fairly present on a pro forma basis the combined financial position of the Borrower as at March 31, 1997, as adjusted, as described above, assuming such events had occurred at such date. Prior to the date hereof, the Borrower did not engage in any business, own any assets or incur any liabilities except (i) in connection with the Merger or the financing thereof or (ii) as contemplated by this Agreement or the Merger Agreement.

         6.2 No Change. (a) Since the preparation of the pro forma combined balance sheets of the Borrower as at March 31, 1997, there has been no development, event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from the preparation of the pro forma combined balance sheets of the Borrower as at March 31, 1997, to and including the date of this Agreement no dividends or other distributions have been declared, paid or made upon the Capital Stock of Hubbard Milling, Holdings, Old Windy Hill or the Borrower nor has any of the Capital Stock of Hubbard Milling, Holdings, Old Windy Hill or the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries, except as contemplated by the Transactions.

         6.3 Existence; Compliance with Law. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed to do business as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and/or in good standing, in the aggregate could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary action to authorize the Extensions of Credit on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance by it of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by any Loan Party in connection with the Merger Agreement or the Merger Documents, the Extensions of Credit hereunder, the execution, delivery or performance by each applicable Loan Party or the validity or enforceability with respect to or against any Loan Party of the Loan Documents to which it is a party or with the continuing operations of the Borrower and its Subsidiaries other than (i) consents, authorizations and filings in connection with the Merger or the Merger Documents (x) which are required to be obtained or made and are in full force and effect (each of which are listed on Schedule 6.4) or (y) which are not required to be obtained or made prior to consummation of the Merger and are listed on Schedule 6.4 or (z) which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect, (ii) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office to perfect the security interest that can be perfected by such filings, (iii) recordation of the Mortgages and (iv) consents, authorizations and filings in connection with enforcement of the Loan Documents. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of each Loan Party that is a party hereto or thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.5 No Legal Bar. The execution, delivery and performance of the Loan Documents, the Extensions of Credit hereunder and the use of the proceeds thereof by each applicable Loan Party will not violate any Requirement of Law or Contractual Obligation of any Loan Party which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation other than as contemplated in or permitted by the Loan Documents.

         6.6 No Material Litigation. Except as set forth in Schedule 6.6, no litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, Holdings or Old Windy Hill, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which has a reasonable possibility of an adverse determination, and if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         6.7 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8 Ownership of Property; Liens. To the best of each Loan Party's knowledge, after giving effect to the Merger, each Loan Party has or will have good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property subject to those matters set forth in the title policies delivered pursuant to subsection 7.1(p) except for such matters as do not materially adversely affect the use of the property in the conduct of the business as currently conducted, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by subsection 9.3.
Schedule 6.8 sets forth a true and complete list of all real property of the Borrower and its Subsidiaries on the Closing Date.

         6.9 Intellectual Property. (a) As of the Closing Date, after giving effect to the Merger the Borrower has that which the Sellers have represented is the ownership or the license to use all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of Hubbard, Armour or any of their respective Subsidiaries that are used in or necessary for the conduct of either of Hubbard or Armour as conducted on the closing date of the Merger Agreement, being collectively referred to herein as the "Intellectual Property") owned, filed or licensed by Hubbard, Armour or any of their respective Subsidiaries or used in or necessary for the conduct of either of the Businesses as conducted on the closing date of the Merger Agreement, except where the failure to so acquire any such Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

         (b) As of each subsequent Borrowing Date, (i) each Loan Party owns, or is licensed to use, the Intellectual Property necessary for the conduct of its business then conducted except for those the failure to own or license which could not reasonably be expected to have a Material

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                                                                              58


Adverse Effect and (ii) no claim of which Holdings, Old Windy Hill or the Borrower has been given notice has been asserted and is pending by any Person challenging or questioning the use by any Loan Party of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Holdings, Old Windy Hill or the Borrower know of any valid basis for any such claim, except for such claims that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation not otherwise discussed herein or in the financial statements referred to in subsection 6.1 applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect.

         6.11 Taxes. Holdings, Old Windy Hill and the Borrower and its Subsidiaries have filed or caused to be filed all tax returns which, to the knowledge of Old Windy Hill, Holdings or the Borrower and its Subsidiaries, are required to be filed in respect of periods subsequent to the Closing Date and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property in respect of such periods and all other material taxes imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the applicable Loan Party and other than any taxes which in the aggregate would not have a Material Adverse Effect as the case may be) in respect of such periods.

         6.12 Federal Regulations. No part of the proceeds of any Loans will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR
Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

         6.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except where, in connection with any such Reportable Event or accumulated funding deficiency or noncompliance, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred except where, in connection with any such termination, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect, and no Lien which remains unsatisfied in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount in excess of $5,000,000. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan; neither the Borrower nor any Commonly Controlled

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                                                                              59


Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and no such Multiemployer Plan is in Reorganization or Insolvent, except where, in any such case, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect.

         6.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors) which limits its ability to incur Indebtedness as contemplated herein.

         6.15 Subsidiaries. As of the Closing Date, Holdings has no Subsidiaries other than as set forth on Schedule 6.15.

         6.16 Purpose of Loans. The proceeds of the Term Loans and, initially, the Acquisition Loans shall be used by the Borrower to (i) provide a portion of the funds required to consummate the Merger and the Refinancing and (ii) to pay related fees and expenses. After the consummation of the Transactions, the proceeds of the Acquisition Loans shall be used solely for Permitted Acquisitions. Except for $3,000,000 available to be used in connection with the Transactions, the Working Capital Loans and/or Swing Line Loans shall be used by the Borrower and its Subsidiaries for working capital purposes in the ordinary course of business.

         6.17 Environmental Matters. Except (i) as set forth on Schedule 6.17 and (ii) to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

            (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to any liability under, any Environmental Law or could interfere with the continued operation of the Properties or could reasonably be expected to impair the fair saleable value thereof.

            (b) The Borrower and its Subsidiaries and the Properties are in compliance with, and to the knowledge of the Borrower and its Subsidiaries have in the last three years been in compliance with, all applicable Environmental Laws and applicable Environmental Permits, and the Borrower and its Subsidiaries reasonably believe that they will be able to comply with all applicable Environmental Laws in the future and renew or obtain all Environmental Permits necessary for their operations in the future.

            (c) Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard

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                                                                              60


         to any of the Properties or the Businesses, nor to the knowledge of the Borrower or any of its Subsidiaries is such notice being threatened.

            (d) Hazardous Materials have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, nor has their disposal been arranged for, (i) by the Borrower or any of its Subsidiaries in violation of, or (ii) in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law; nor have any Hazardous Materials been generated, treated, stored, emitted, discharged or otherwise released or threatened to be released or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

            (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or to the knowledge of the Borrower or any of its Subsidiaries will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, or the Properties or the Businesses.

         6.18 Regulation H. To the extent available, the Borrower has obtained for all Mortgaged Properties which are located in an area designated as having special flood hazards pursuant to the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (42 U.S.C. 4001-4128) or any amendments or supplements thereto or substitutions therefor, flood insurance in such total amount as the Administrative Agent has from time to time reasonably required.

         6.19 Accuracy of Information. The factual statements and information contained in the Offering Memorandum relating to Holdings and its
Subsidiaries (as the same may be supplemented in writing through the Closing
Date) when taken as a whole, were, as of the date of such Offering Memorandum or the dates otherwise specified therein or written supplements thereto, accurate in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided that (a) with respect to trade data which relates to a Person which is not a Loan Party or an Affiliate thereof, the Borrower represents and warrants only that such information is believed by it in good faith to be accurate in all material respects, (b) the statements therein describing documents and agreements are summary only and as such are qualified in their entirety by reference to such documents and agreements, (c) to the extent any such information therein was based upon or constitutes a forecast or projection or pro forma financial information, the Borrower represents only that such forecasts or projections or pro forma financial information were based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made and
(d) as to the information which is specified as having been supplied by third parties, the Borrower represents only that it is not aware of any material misstatement or omission therein.
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                                                                              61


         6.20 Solvency. As of the Closing Date, after giving effect to the Merger, the initial Extensions of Credit hereunder and the other transactions contemplated to occur on the Closing Date each Loan Party is Solvent.

         6.21 Merger Agreement. The Administrative Agent has received a complete copy of each of the Merger Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments and waivers relating thereto and other side letters or agreements affecting the terms thereof. As of the Closing Date, none of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, in any material respect, except pursuant to a written agreement or instrument which has heretofore been consented to by the Administrative Agent. As of the Closing Date, to the knowledge of the Borrower, the representations and warranties contained in the Merger Agreement are true and correct in all material respects on the Closing Date as if made on and as of the Closing Date.

         6.22 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and proceeds thereof and, upon completion of the filings and other actions specified on Schedule 3 to the Guarantee and Collateral Agreement, the Guarantee and Collateral Agreement shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of Old Windy Hill, Holdings, the Borrower and its Subsidiaries (other than the Immaterial Subsidiaries) in the Collateral described therein and in proceeds thereof superior in right to any other Person other than Liens permitted hereby.

         (b) The properties listed on Schedule 6.8 include all material real properties owned by the Borrower or any of its Subsidiaries (including the properties of the Animal Feed Division) as well as all leasehold interests of the Borrower and its Subsidiaries in the State of Minnesota. The Mortgages are each effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable Lien on the properties described therein and proceeds thereof, subject to obtaining necessary consents (which consents shall be obtained on or prior to the Closing Date) and when the Mortgages are filed in the offices for the filing of mortgages for the properties specified on Schedule 6.8, the Mortgages shall constitute a fully perfected, first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in the properties described therein and the proceeds thereof, superior in right to any other Person other than Liens permitted hereby.

                         SECTION 7. CONDITIONS PRECEDENT

         7.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

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                                                                              62


            (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower with a counterpart for each Lender, (ii) for the account of each Revolving Credit Lender which requests a Revolving Credit Note on the Closing Date, a Revolving Credit Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iii) for the account of each Term Loan Lender which requests a Term Note on the Closing Date, a Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iv) if requested by the Swing Line Lender on the Closing Date, for the account of the Swing Line Lender, a Swing Line Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (v) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Administrative Agent and a counterpart or a copy for each Lender and (vi) each of the Mortgages, each executed and delivered by a duly authorized officer of each Loan Party thereto, with a counterpart for the Administrative Agent and a counterpart or a copy for each Lender.

            (b) Transactions and Transaction Documents. (i) The terms, conditions and structure of each of the (X) Transactions and (Y) Transaction Documents shall be in form and substance reasonably satisfactory to the Agents, (ii) the Borrower shall have received not less than (X) $10,000,000 pursuant to the Equity Investment and (Y) $120,000,000 from the issuance of Senior Subordinated Notes or $120,000,000 from the Senior Subordinated Credit Notes, (iii) the Borrower shall have repaid in full (or made provision therefor) approximately $52,000,000 of existing Indebtedness pursuant to the Refinancing to the reasonable satisfaction of the Agents and all lending commitments under such Indebtedness shall have been terminated to the reasonable satisfaction of the Agents, and all security interests in favor of existing lenders unconditionally released, (iv) each of the Transactions shall have been consummated in all material respects in accordance with the terms hereof and the terms of the Transaction Documents, (v) the Lenders shall be satisfied with all legal, tax, and accounting matters relating to the Transactions, all requisite third parties (including Governmental Authorities) shall have approved or consented to the Transactions and the other transactions contemplated hereby, and all applicable waiting periods shall have expired or terminated and (vi) there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on any of the Transactions.

            (c) Financial Statements; Business Plans. The Lenders shall have received (i) (W) a reasonably satisfactory pro forma balance sheet of Old Windy Hill, Hubbard and their Subsidiaries, as at March 31, 1997 and after giving effect to the Transactions and consistent in all material respects with the sources and uses of cash for the Acquisition as previously described to the Lenders and described in forecasts previously provided to the Lenders; (X) audited financial statements of Old Windy Hill for the ten months ended December 30, 1995 and the year ended December 28, 1996 and audited consolidated financial statements of Hubbard and its Subsidiaries, for the nine months ended January 31, 1997 and the three most recent fiscal years for which such financial statements are available; (Y) unaudited financial statements of Old Windy Hill for the three months ended March 30, 1996 and March 29, 1997 and for the twelve months ended March 29, 1997, and unaudited financial statements for Hubbard and its Subsidiaries for nine months ended January 31, 1996 and the twelve months ended January 31, 1997; and (Z) unaudited interim consolidated financial statements of Old Windy Hill, Hubbard and their subsidiaries, for each fiscal quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (X) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of Old Windy Hill, Hubbard and their Subsidiaries, as reflected in the financial statements or projections previously furnished to the Lenders and (ii) a satisfactory business plan for fiscal years 1997 and 1998.

            (d) Litigation. There shall be no litigation or administrative proceedings or other legal or regulatory developments, actual or threatened, that, singly or in the aggregate, involve a reasonable likelihood of a Material Adverse Effect on the condition (financial or otherwise), operations, business, property, liabilities (contingent or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or Hubbard and its Subsidiaries taken as a whole or the ability of the Loan Parties to fully and timely perform each of their obligations under the Loan Documents, or the ability of the parties to consummate the financing or the other transactions contemplated hereby or the validity or enforceability of any of the Loan Documents or the rights, remedies and benefits available to the Administrative Agent and the Lenders thereunder, or which would be materially inconsistent with the stated assumptions underlying the projections provided to the Lenders.

            (e) Material Adverse Change. There shall not have occurred or become known any material adverse change or any condition or event that could reasonably be expected to have a Material Adverse Effect on the business, property, liabilities (contingent or otherwise), operations, condition (financial or otherwise) or solvency of Old Windy Hill and its Subsidiaries, taken as a whole since December 28, 1996 or Hubbard and its Subsidiaries taken as a whole since January 31, 1997.

            (f) Borrowing Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Borrower, dated the Closing Date, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

            (g) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Loan Parties authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) in the case of the

         Borrower, the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (h) Incumbency Certificate of the Loan Parties. The Administrative Agent shall have received, with a copy for each Lender, a certificate of each of the Loan Parties, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

            (i) Corporate Documents. The Administrative Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each of the Loan Parties, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

            (j) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents and authorizations of and filings with any Governmental Authority or any other Person that are required to be obtained or made by any Loan Party in connection with the Transactions or the Transaction Documents, the Extensions of Credit hereunder, the execution, delivery or performance by each applicable Loan Party or the validity or enforceability with respect to or against any Loan Party of the Loan Documents to which it is a party or with the continuing operations of the Borrower and its Subsidiaries (other than those set forth in clauses (i)(y), (i)(z), (ii), (iii) or (iv) of subsection 6.4) as are reasonably requested by the Administrative Agent, and (ii) stating that such consents, authorizations and filings are in full force and effect and that all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose material adverse conditions on the Transactions or the financing thereof, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (k) Fees. The Lenders, Agents and Arrangers shall have received all fees required to be paid and all expenses for which invoices have been presented, on or before the Closing Date, including the amounts and fees set forth in the Bank Fee Letter dated March 21, 1997 among CSFB, Chase and Old Windy Hill in the amounts and on the dates set forth therein.

            (l) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

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                                                                              65


                (i) the executed legal opinion of Richards & O'Neil, LLP,
            special counsel to Holdings, Old Windy Hill and the Borrower, in form and substance satisfactory to the Administrative Agent; and

               (ii) the executed legal opinions of local counsel to the Borrower
            (which counsel shall be in those states where the Loan Parties have material real and/or personal property), in form and substance satisfactory to the Administrative Agent.

            (m) Pledged Stock; Stock Powers; Acknowledgment and Consents. The Administrative Agent shall have received (i) the certificates representing the shares pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor and (ii) acknowledgment and consents in the form attached to the Guarantee and Collateral Agreement executed by a duly authorized officer of each Loan Party whose Capital Stock is pledged pursuant to the Guarantee and Collateral Agreement.

            (n) Lien Searches; Actions to Perfect Liens. The Administrative Agent shall have received (i) the results of a recent lien, tax and judgment search in each of the jurisdictions and offices where assets of the Borrower and its Subsidiaries are located or recorded, and such search shall reveal no liens on any of the assets of the Borrower or its Subsidiaries except for liens permitted by the Loan Documents and
         (ii) evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements satisfactory to the Administrative Agent for the completion thereof shall have been made).

            (o) Surveys. The Administrative Agent shall have received, and the title insurance company issuing the policy referred to in subsection 7.1(p) (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the primary buildings, structures or other improvements located on the sites of the property covered by each Mortgage certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance that certain proposal entitled "Revised: Survey Proposal-Hubbard Milling Company Project" issued by International Land Services, Inc. and dated April 10, 1997.

            (p) Title Insurance Policy. The Administrative Agent shall have received in respect of each parcel covered by each Mortgage a mortgagee's title policy (or

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                                                                              66


         policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent or as otherwise permitted by this Agreement; (iv) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 if available (provided, however, that any such policy may contain a creditor's rights exception); (vi) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and are customary in transactions of this nature and available without excessive premium and (vii) be issued by Chicago Title Insurance Company or such other title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

            (q) Flood Insurance. If requested by the Administrative Agent, the Administrative Agent shall have received evidence reasonably satisfactory to it that flood insurance complying with the requirements of subsection 6.18 is in effect.

            (r) Copies of Documents. The Administrative Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in subsection 7.1(p) and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents affecting the property covered by each Mortgage as are reasonably requested by the Administrative Agent.

            (s) Insurance. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of subsection 8.5 and those Sections of the Security Documents requiring the maintenance of insurance shall have been satisfied.

            (t) Appraisals and Solvency. The Agents shall have received, with a copy for each Lender (i) a certificate from a responsible officer of the Borrower and (ii) an opinion (and related going-concern valuation) satisfactory in all respects to the Lenders from American Appraisal Associates, Inc. or another independent valuation firm reasonably satisfactory to the Lenders, in each case to the effect that, after giving effect to the Transactions, neither the Borrower nor any of its Subsidiaries will be insolvent, will be rendered insolvent by the indebtedness incurred in connection therewith, will be left with unreasonably small capital with which to engage in their business or will have incurred debts beyond their ability to pay such debts as they mature.

            (u) Fees and Expenses. The Administrative Agent shall have received reasonably satisfactory evidence that the fees and expenses to be incurred by Old Windy Hill,

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                                                                              67


         Holdings, the Borrower and its Subsidiaries in connection with the Transactions will not exceed $13,000,000 in the aggregate.

            (v) Environmental Audit. The Agents shall have received Phase I environmental reports and any follow-up environmental reports with respect to the properties of the Borrower, Hubbard and their respective Subsidiaries and shall be satisfied with such reports.

         7.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit), and the agreement of the Issuing Lender to issue any Letter of Credit for which an Application is presented, is subject to the satisfaction of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date (and, in the case of the representations and warranties made on the Closing Date, after giving effect to the Transactions) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

            (c) Material Adverse Change. No material adverse change shall have occurred with respect to the condition (financial or otherwise), operations or assets of the Borrower and its Subsidiaries, taken as a whole, or their respective abilities to perform their obligations under the Loan Documents.

            (d) Borrowing Requests and Applications. The Administrative Agent shall have received a request or Application for such Loan or Letter of Credit if and as required by subsection 3.2, 4.2, 4.8, 4.11 or 4.14, as applicable.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in clauses (a), (b) and (c) of this subsection have been satisfied.

                        SECTION 8. AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, it shall and (except in the case of delivery of financial information, reports and notices and subsection 8.1 and 8.2 which shall be performed by the Borrower) shall cause each of its Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:

         8.1 Financial Statements. Furnish to each Lender:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of operations and stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or a qualification arising out of the scope of the audit, by KPMG Peat Marwick LLP, or other independent certified public accountants of nationally recognized standing;

            (b) as soon as available, but in any event not later than 45 days after the end of each of the quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of operations and stockholders' equity and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);

            (c) as soon as available, but in any event not later than (i) 45 days after the end of each of May, July and August, 1997 and (ii) 30 days after the end of each month (other than March, June, September and December) thereafter, the unaudited consolidated and consolidating statement of income (through the "Earnings Before Tax" line) of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year of the Borrower through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

            (d) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, an operating report of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, which discusses and provides figures in comparative form to the previous year regarding the major product lines in terms of sales and product profitability certified by a Responsible Officer of the Borrower as being fairly stated in all material respects;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and, other than the operating report referred to in subsection (c) above, in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

         8.2 Certificates; Other Information. Furnish to each Lender:

            (a) concurrently with the delivery of the financial statements referred to in subsection 8.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default having occurred as of the end of the fiscal year covered by such financial statements in respect of subsection 9.1, 9.2, 9.3, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10,
         9.11(i), 9.12 or 9.13, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it during such period, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) setting forth in reasonable detail the calculations required to determine compliance with subsections 9.1 and 9.8;

            (c) not later than sixty days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending in December 31, 1997, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by management of the Borrower to be reasonable at the time made and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect;

            (d) within five Business Days after the same are sent, copies of all financial statements and reports which any Loan Party sends to the holders of the Senior Subordinated Notes or the Senior Subordinated Credit Notes, as the case may be, or to the holders of any securities of the Loan Parties registered with the SEC, and within five Business Days after the same are filed, copies of all financial statements and reports which any Loan Party may make to, or file with, the SEC or any successor or analogous Governmental Authority;

            (e) promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including, without limitation, any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit; and

            (f) promptly, such additional financial and other information within the possession of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request through the Administrative Agent.

         8.3 Satisfaction and Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, including without limitation taxes, except as contemplated by this Agreement or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

         8.4 Conduct of Business; Maintenance of Existence; Compliance with Laws. Continue to engage in business of the same general type as now conducted by the Borrower, Hubbard and their respective Subsidiaries and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 9.5; comply in all material respects with all Contractual Obligations and Requirements of Law (excluding, for purposes of this subsection 8.4, Requirements of Law and Contractual Obligations specifically addressed elsewhere in this Section 8) except where
(a) any such Contractual Obligation is being contested in good faith, a bona fide dispute exists with respect to any such Contractual Obligation or failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (b) the failure to comply with any such Requirement of Law could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.5 Maintenance of Property; Insurance. Keep all property material to the conduct of its business (including, without limitation, the Mortgaged Property) in good working order and condition; maintain insurance with financially sound and reputable insurance companies (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business (including, without limitation, the insurance required pursuant to the Security Documents); and furnish to each Lender, upon written request, full information as to the insurance carried.

         8.6 Inspection of Property; Books and Records; Discussions. Keep proper financial records in conformity with GAAP and, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, all Requirements of Law; and permit (a) representatives of the Administrative Agent (and, after the occurrence and during the continuance of an Event of Default, any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours, upon reasonable notice, and as often as may reasonably be desired, and (b) upon reasonable notice during normal business hours, representatives of the Administrative Agent or any Lender to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

         8.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

            (a) the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default by the Borrower or any of its Subsidiaries under any Contractual Obligation of the Borrower or any of its Subsidiaries of which any Loan Party has (or should have) knowledge or notice or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority of which any Loan Party has (or should have) knowledge or notice, which in either case, if not cured or resolved or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

            (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries, of which any Loan Party has (or should have) knowledge or notice, in which the amount involved is not covered by insurance or in which injunctive or similar relief is sought which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

            (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

            (e) any development or event of which any Loan Party has (or should have) knowledge or notice which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         8.8 Environmental Laws. (a) Comply with, and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws, except where the failure to so comply or obtain such permits could not reasonably be expected to have a Material Adverse Effect.

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

         8.9 Maintenance of Liens of the Security Documents. Promptly, upon the reasonable request of the Administrative Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Administrative Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby.

         8.10 Pledge of After Acquired Property; Additional Guarantors. (a) If at any time following the Closing Date the Borrower or any of its Subsidiaries shall acquire property of any nature whatsoever having a value in excess of $100,000 which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, the Borrower shall, or shall cause the relevant Subsidiaries to, as soon as possible and in no event later than 30 days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Administrative Agent for the ratable benefit of the Lenders a first priority (subject to Liens permitted under subsection 9.3) Lien (to the extent the applicable Loan Party is then permitted to grant such a Lien) on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Administrative Agent to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

         (b) (i) The Borrower shall cause each new Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the date hereof, promptly upon such creation or acquisition, to execute an instrument in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged and agreed that an instrument in the form attached to the Guarantee and Collateral Agreement as Exhibit A thereto shall satisfy this requirement) pursuant to which such new Subsidiary shall become a party to the Guarantee and Collateral Agreement as a grantor and a guarantor thereunder, and (ii) the Borrower shall, or shall cause the Subsidiary of the Borrower which holds the Capital Stock of such new Subsidiary to, execute and deliver an instrument in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged and agreed that an instrument in the form attached to the Guarantee and Collateral Agreement as Exhibit B thereto shall satisfy this requirement) providing for the pledge of all of the issued and outstanding Capital Stock held by the Borrower of each new Subsidiary (including a Foreign Subsidiary) of the Borrower created or acquired after the date hereof (provided, that in no event shall Capital Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is a Foreign Subsidiary be so pledged) to the Administrative Agent for the benefit of the Lenders, and the Borrower shall deliver to the Administrative Agent the stock certificates evidencing such Capital Stock together with undated stock powers for each such certificate, duly executed in blank.

         8.11 Lockbox Agreements and Concentration Account. Within 60 days of the Closing Date, (i) execute and deliver Borrower Lockbox Agreements, by a duly authorized officer of the Borrower and each other Person party thereto, with a counterpart for the Administrative Agent and a counterpart or a copy for each Lender, (ii) execute and deliver the Concentration Account Agreement, by a duly authorized officer of the Borrower and each other Person party thereto, with a counterpart for the Administrative Agent and a counterpart or a copy for each Lender

         8.12 Immaterial Subsidiaries. Within 60 days of the Closing Date either (a) dissolve or merge out of existence, or cause to be dissolved or merged out of existence, each of the Immaterial Subsidiaries or (b) cause such Immaterial Subsidiaries to be party to the Guarantee and Collateral Agreement.

         8.13 Further Assurances. Upon the request of the Administrative Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

                          SECTION 9. NEGATIVE COVENANTS

      The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, the Borrower shall not, nor (except with respect to subsection 9.1) shall the Borrower permit any of its Subsidiaries to, directly or indirectly, unless the Required Lenders shall otherwise agree in writing:

         9.1 Financial Condition Covenants.

            (a) Leverage Ratio. Permit the ratio of (i) Consolidated Total Indebtedness at the last day of any fiscal quarter ending during any "Test Period" set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the amount set forth opposite such period below:

                                                                              74

                           Test Period          Leverage Ratio
                           -----------          --------------
                           7/1/97 - 12/31/97    5.80 to 1.00
                           1/1/98 - 12/31/98    5.25 to 1.00
                           1/1/99 - 12/31/99    4.75 to 1.00
                           1/1/00 - 12/31/00    4.25 to 1.00
                           1/1/01 - 12/31/01    4.00 to 1.00
                           1/1/02 - Maturity    3.75 to 1.00


         ; provided, that, in calculating the Consolidated EBITDA for any period of four consecutive fiscal quarters that includes any of the fiscal quarters set forth below, Consolidated EBITDA for such fiscal quarter shall be deemed to be the amount set forth opposite such fiscal quarter below:


                           Fiscal Quarter Ending   Consolidated EBITDA
                           ---------------------   -------------------
                           12/31/96                $7,100,000
                           3/31/97                 $6,100,000
                           6/30/97                 $6,900,000


            (b) Fixed Charge Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Fixed Charges for such period to be less than the ratio set forth opposite such period below:

                           Test Period           Fixed Charge Coverage Ratio
                           -----------           ---------------------------
                           7/1/97 - 12/31/97       1.00 to 1.00
                           1/1/98 - 12/31/98       1.05 to 1.00
                           1/1/99 - 12/31/99       1.10 to 1.00
                           1/1/00 - 12/31/00       1.10 to 1.00
                           1/1/01 - 12/31/01       1.10 to 1.00
                           1/1/02 - Maturity       1.10 to 1.00

         ; provided, that, for the periods ending on September 30, 1997, December 31, 1997 and March 31, 1998, the ratio of Consolidated EBITDA to Consolidated Fixed Charges shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.

            (c) Interest Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period to be less than the ratio set forth opposite such period below:

                           Test Period          Interest Coverage Ratio
                           -----------          -----------------------
                           7/1/97 - 12/31/97    1.60 to 1.00
                           1/1/98 - 12/31/98    1.75 to 1.00
                           1/1/99 - 12/31/99    1.90 to 1.00
                           1/1/00 - 12/31/00    2.10 to 1.00
                           1/1/01 - 12/31/01    2.40 to 1.00
                           1/1/02 - Maturity    2.50 to 1.00

         ; provided, that, for the periods ending on September 30, 1997, December 31, 1997 and March 31, 1998, the ratio of Consolidated EBITDA to Consolidated Fixed Charges shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.

         9.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or issue or sell any preferred stock, except:

            (a) Indebtedness in respect of the Loans, any Notes, the Guarantees, the Letters of Credit and the other obligations of the Loan Parties under this Agreement and the other Loan Documents;

            (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary as such Indebtedness in permitted under subsection 9.9(d);

            (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition, construction or improvement of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount, together with outstanding Indebtedness permitted under subsection 9.2(d), not exceeding as to the Borrower and its Subsidiaries $7,500,000 at any time outstanding;

            (d) Indebtedness in respect of Sale/Leaseback Transactions permitted under subsection 9.12 in an aggregate principal amount incurred subsequent to the Closing Date, together with outstanding Indebtedness permitted under subsection 9.2(c), not to exceed $7,500,000 at any time outstanding;

            (e) (i) Indebtedness of the Borrower in an aggregate principal amount not exceeding $120,000,000 in respect of the Senior Subordinated Notes and any senior subordinated notes of the Borrower issued in exchange therefor and having substantially identical terms as contemplated by the Senior Subordinated Note Indenture or (ii) Indebtedness of the Borrower in an aggregate principal amount not exceeding $120,000,000 (A) in respect of the Senior Subordinated Credit Notes, (B) upon maturity of Senior Subordinated Credit Notes, in respect of the Senior Subordinated Exchange Notes or (C) in respect of other subordinated notes or debentures incurred to refinance the Senior Subordinated Credit Notes or the Senior Subordinated Exchange Notes, as the case may be, having terms and conditions satisfactory to the Administrative Agent;

            (f) Indebtedness not exceeding $5,000,000 in aggregate principal amount at any one time outstanding, provided that such Indebtedness is not secured by a Lien on any assets of the Loan Parties;

            (g) Indebtedness consisting of Guarantee Obligations expressly permitted pursuant to subsection 9.4;

            (h) Indebtedness of the Borrower or any of its Subsidiaries which represents the assumption of Indebtedness of a wholly-owned Subsidiary of the Borrower in connection with the merger of such wholly-owned Subsidiary with or into the assuming Person or the purchase of all or substantially all the assets of such wholly-owned Subsidiary, in each case pursuant to a transaction permitted under subsection 9.5(a) or 9.5(b), as the case may be; provided that the principal amount of such Indebtedness is not increased and the maturity of such Indebtedness is not shortened pursuant to any such assumption;

            (i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of notice to the Borrower of its incurrence;

            (j) Indebtedness of the Borrower or any of its Subsidiaries to Old Windy Hill, provided that (i) such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Administrative Agent and (ii) such Indebtedness is funded by Old Windy Hill with proceeds of Indebtedness of Old Windy Hill to Holdings (and such Indebtedness is funded by Holdings with the proceeds of Indebtedness of Holdings to any of the Investors or any of their respective Affiliates);

            (k) Indebtedness in respect of Rate Protection Agreements;

            (l) Indebtedness of a Person which becomes a Subsidiary after the Closing Date; provided that (i) such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such Person by the Borrower or any of its Subsidiaries no Default or Event of Default shall have occurred and be continuing, nor shall there have been any refinancings, refundings, renewals or extensions of such Indebtedness; provided that the amount of such Indebtedness is not increased at the time of any such refinancing, refunding, renewal or extension;

            (m) Indebtedness outstanding on the Closing Date and listed on
         Schedule 9.2(m); and

            (n) any renewals, extensions, refundings or refinancings of such Indebtedness (other than the Indebtedness described in subsections 9.2(a) and 9.2(e) above), provided that the principal amount of such Indebtedness is not increased pursuant to any such renewal, extension, refunding or refinancing.

         9.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

            (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

            (b) statutory landlords' liens and carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings;

            (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

            (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (e) all easements, zoning restrictions, flowage rights, rights-of-way, covenants, conditions, restrictions, reservations, licenses, agreements and other similar matters, including the unrecorded easements and similar agreements set forth in Schedule 9.3(e), which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the use of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

            (f) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 9.2(c) incurred to finance the acquisition, construction or improvement of fixed or capital assets, provided that
         (i) such Liens shall be created within 180 days after the acquisition, construction or improvement of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property acquired, constructed or improved with the proceeds of such Indebtedness, (iii) the amount of Indebtedness secured thereby shall not subsequently be increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such asset or the amount expended to construct or improve such asset, as the case may be;

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                                                                              78


            (g) Liens in existence on the date hereof listed on Schedule 9.3(g), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby shall not subsequently be increased;

            (h) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any Federal, state, county, municipal or other governmental authority now or hereafter enacted;

            (i) Liens created pursuant to the Security Documents;

            (j) any Lien on any asset securing Indebtedness permitted to be incurred under subsection 9.2(d) in connection with Sale/Leaseback Transactions expressly permitted by subsection 9.12; provided that (i) the proceeds of such Indebtedness shall be at least equal to 80% of the fair market value (as determined in good faith by the Board of Directors, or any duly authorized committee thereof, of the Borrower) of such asset and (ii) at the time of incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing or would result as a result thereof;

            (k) judgment Liens created by or resulting from any litigation or legal proceeding if released or bonded within 60 days of the date of creation thereof, unless such litigation or legal proceeding could reasonably be expected to have a Material Adverse Effect;

            (l) Liens on the property or assets of a Person which becomes a Subsidiary after the Closing Date securing Indebtedness permitted by subsection 9.2(l); provided that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such Person after the time such corporation becomes a Subsidiary, and (iii) the amount of Indebtedness secured thereby is not increased; and.

            (m) Liens on (i) any of the Borrower's rights to indemnification against Hubbard Milling and its shareholders under the Merger Agreement for claims relating to assets transferred pursuant to (X) the Merger Agreement or (Y) the sale of the Animal Feed Division and (ii) the Borrower's interest in the escrow accounts established pursuant to the Merger Agreement, in each case, to the extent a security interest therein is granted to secure the full and timely payment and performance by the Borrower of its indemnification obligations under the Asset Purchase Agreement for the sale of the Animal Feed Division.

         9.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

            (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 9.4(a);

            (b) the Guarantees and Letters of Credit;

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                                                                              79


            (c) guarantees made in the ordinary course of its business by the Borrower of obligations of any Subsidiary, which obligations are otherwise permitted under this Agreement;

            (d) Guarantee Obligations in respect of Indebtedness of a Person or Persons in connection with one or more joint ventures in an aggregate amount not exceeding at any time outstanding, when aggregated with the amount of any Investments in cash permitted by subsection 9.9(i) which are outstanding at such time, an amount equal to the amount of Investments in cash permitted by subsection 9.9(i) to be made in such a Person or Persons; provided that no Default or Event of Default shall have occurred and be continuing on the date of the incurrence of any such Guarantee Obligations or would result therefrom;

            (e) Guarantee Obligations in respect of Indebtedness permitted under subsection 9.2(m); and.

            (f) guarantees made in the ordinary course of its business by the Borrower or any of its Subsidiaries of obligations of any of the Borrower or its Subsidiaries, which obligations are otherwise permitted under this Agreement.

         9.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or, to the extent that a shareholder vote would be required to authorize the same, make a material change in its present business plans or practices, except:

            (a) any Person may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Borrower (provided that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation), so long as (in the case of a merger or consolidation involving as one of the parties a Person that is not the Borrower or one of its wholly-owned Subsidiaries) the Borrower is in compliance, on a pro forma basis after giving effect to such merger or consolidation, with the covenants contained in subsection 9.1 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such merger or consolidation and any borrowing therefor had occurred on the first day of each relevant period for testing such compliance;

            (b) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly-owned Subsidiary of the Borrower; and

            (c) pursuant to any sale of assets expressly permitted by subsection 9.6.

         9.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and

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                                                                              80


leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly-owned Subsidiary, except:

            (a) the conveyance, sale, lease, assignment, transfer or other disposition of Obsolete Property or surplus property in the ordinary course of business;

            (b) Asset Sales, not otherwise permitted by this subsection 9.6, which shall not exceed (i) $15,000,000 during any twelve-month period and (ii) $25,000,000 in the aggregate at any time;

            (c) any Asset Sale pursuant to any Sale/Leaseback Transaction permitted pursuant to subsection 9.12;

            (d) the sale of inventory in the ordinary course of business;

            (e) the sale or discount for fair value without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

            (f) as permitted by subsection 9.5(b);

            (g) the license of Intellectual Property in the ordinary course of business;

            (h) leases or subleases not materially interfering with the ordinary course of conduct of the business of the Borrower and its Subsidiaries;

            (i) the sale of the Animal Feed Division; and

            (j) (i) any sale of the assets of a joint venture (except for the joint venture in Hereford, Texas) pursuant to the exercise of a mandatory call right by a Loan Party's partner and (ii) the sale of the Borrower's joint venture in Herford, Texas to the Borrower's joint venture partner, Merrick Pet Food, for an amount not less than the Borrower's total investment in the Herford, Texas joint venture.

         9.7 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that,
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                                                                              81


            (a) the Borrower may pay cash dividends to Old Windy Hill and Armour
         (i) to pay any taxes required to be paid by Old Windy Hill and Armour in the ordinary course of business or (ii) to the extent necessary to enable Old Windy Hill and Armour to pay cash dividends to Holdings to pay any taxes required to be paid by Holdings in the ordinary course of business, provided that, in each case, any such taxes are paid no later than fifteen Business Days after the date on which the relevant dividend is made; and

            (b) the Borrower may pay cash dividends to Old Windy Hill to the extent necessary to enable Old Windy Hill to pay fees, expenses and other obligations incurred or required in connection with the Acquisition, provided that Old Windy Hill shall pay each obligation in respect of which such dividend is made no later than fifteen Business Days after the date on which the relevant dividend is made.

         9.8 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures in excess of $8,000,000 in the aggregate for the Borrower and its Subsidiaries during any fiscal year of the Borrower; provided that:

         (a) Capital Expenditures with respect to the 1997 fiscal year beginning on the Closing Date and ending December 31, 1997 (i) shall be limited to $4,000,000 in the aggregate for the Borrower and its Subsidiaries,
         (ii) shall not include expenditures up to an aggregate amount equal to $6,000,000 made in connection with the Heinz Co-Packing Agreement, and
         (iii) shall not include expenditures up to an aggregate amount equal to $500,000, plus, the net proceeds received from the sale of office furniture and equipment occurring as a result of the closure of Hubbard's executive office in Mankato, Minnesota, made in connection with the relocation and establishment of the executive offices of the Borrower within Brentwood or Nashville, Tennessee and (b) Capital Expenditures with respect to the 1998 fiscal year (i) shall be limited to $6,000,000 in the aggregate for the Borrower and its Subsidiaries and (ii) shall not include expenditures up to an aggregate amount equal to $7,000,000 made in connection with the Heinz Co-Packing Agreement less the Capital Expenditures made in connection therewith during the 1997 fiscal year of the Borrower pursuant to (a)(ii) above (it being understood, that Capital Expenditures made pursuant to either (a)(ii) or (b)(ii) shall only be permitted upon the execution of the Heinz Co-Packing Agreement), however, to the extent that the Borrower does not make any Capital Expenditures pursuant to either (a)(ii) or
         (b)(ii), then the amount of Capital Expenditures for the 1998 fiscal year shall not exceed $8,000,000.

Capital Expenditures not in excess of $2,500,000 permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year, and Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respect of amounts permitted for such fiscal year.

         9.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or

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                                                                              82


other securities of, or any assets constituting a business unit of, or make any other investment in, any Person (an "Investment"), except:

            (a) extensions of trade credit and endorsements of negotiable instruments and other negotiable documents in the ordinary course of business;

            (b) investments in Cash Equivalents;

            (c) loans and advances to employees and directors of Old Windy Hill, the Borrower or any of its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for Old Windy Hill, the Borrower and its Subsidiaries not to exceed an aggregate principal amount of $500,000 at any time outstanding;

            (d) Investments by the Borrower in its Subsidiaries and Investments by such Subsidiaries in the Borrower and in other Subsidiaries, provided that the aggregate amount of all such Investments (including Investments in the nature of sales and transfers of assets (including, pursuant to a transaction permitted under subsection 9.5(b)) for less than fair market value) after the Closing Date in Foreign Subsidiaries shall not exceed $1,000,000;

            (e) securities held by the Borrower or any of its Subsidiaries prior to the Closing Date and investments held by the Animal Feed Division on the Closing Date, in each case listed on Schedule 9.9(e);

            (f) advances by the Borrower to Old Windy Hill, in lieu of the payment of cash dividends, to enable Old Windy Hill to make the payments contemplated by subsection 9.7, provided that, such advances are used to make such payments within fifteen Business Days after such advances are made;

            (g) promissory notes issued to the Borrower or any of its Subsidiaries by the purchasers of assets sold in accordance with subsection 9.6(a), 9.6(b) or 9.6(c), provided that (i) the principal amount of all such promissory notes in connection with any sale of assets shall not exceed 20% of the total sales price for such assets and (ii) the aggregate principal amount of all such promissory notes at any time outstanding shall not exceed $2,500,000;

            (h)  investments in Permitted Acquisitions;

            (i) Investments in a Person or Persons in connection with one or more joint ventures in an aggregate amount, when aggregated with the amount of any Guarantee Obligations permitted by subsection 9.4(d) which are outstanding at such time, not to exceed $7,500,000 at any one time outstanding; provided that such amount shall be increased by an amount equal to the aggregate amount of cash returned on or on account of Investments permitted under this clause, whether through interest payments, principal payments, dividends or other distributions or payments; provided, further that no Investment shall be permitted under this clause (i) if any Default or Event of Default shall have occurred and be continuing on the date of any such Investment or would result therefrom; and

            (j) advances by the Borrower to Old Windy Hill to enable Old Windy Hill to effect the Acquisition.

         9.10 Limitation on Optional Payments and Modifications of Debt Instruments and other Obligations. (a) Make any optional payment or prepayment on or redemption, defeasance or purchase of any Senior Subordinated Notes, Senior Subordinated Credit Notes, Senior Subordinated Exchange Notes or other Indebtedness permitted under subsection 9.2(e), except that the Borrower shall, if Senior Subordinated Credit Notes are outstanding, take such action as may be required of it to exchange the Senior Subordinated Exchange Notes for such Senior Subordinated Credit Notes in accordance with the terms thereof, (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Senior Subordinated Note Indenture, the Senior Subordinated Credit Agreement or any other agreement or indenture governing the terms and conditions of any other Indebtedness permitted under subsection 9.2(e) (other than any such amendment, modification or change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon or (ii) does not in any way adversely affect the interests of the Administrative Agent or the Lenders hereunder or under the other Loan Documents or (iii) is of a technical or clarifying nature).

         9.11 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and
(c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, provided, that the foregoing restriction shall not prohibit (i) payment of reasonable fees and expenses to directors of Holdings, Old Windy Hill, the Borrower and its Subsidiaries not in excess of $250,000 per fiscal year of the Borrower, (ii) the transactions contemplated by the Acquisition Documents, (iii) any payment or other transaction pursuant to any tax sharing agreement to the extent permitted by subsection 9.7, (iv) payments permitted under subsection 9.7 or subsection 9.9, (v) the Indebtedness permitted pursuant to subsection 9.2(b) or 9.2(j), (vi) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, (vii) any issuance of securities in connection with employment arrangements, stock options and stock ownership plans of the Borrower entered into in the ordinary course of business, (viii) transactions between the Borrower and its Subsidiaries and
(ix) the transactions contemplated by the agreements listed on Schedule
9.11(ix).

         9.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (a

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                                                                              84


"Sale/Leaseback Transaction"), except for Sale/Leaseback Transactions subsequent to the Closing Date the aggregate sales price of which does not exceed $2,500,000 in any year.

         9.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than the last Saturday of December.

         9.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those food businesses which are reasonably related to those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement.

         9.15 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than (a) this Agreement, (b) agreements in effect on the Closing Date, including, without limitation, the Senior Subordinated Notes Indenture or the Senior Subordinated Credit Agreement, as the case may be, or any refinancing, refunding, renewal or extension thereof which is permitted hereunder (containing restrictions no more onerous), (c) customary non-assignment provisions under contracts to the extent such provisions prohibit or limit the ability to grant a Lien on the rights under such contracts, (d) agreements under which Indebtedness permitted hereunder is incurred by Foreign Subsidiaries, to the extent such agreements prohibit or limit Liens on assets of such Foreign Subsidiaries (including, in the case of Foreign Subsidiaries which are not direct Subsidiaries of the Borrower or any Domestic Subsidiary, the Capital Stock of such Foreign Subsidiaries), (e) restrictions on granting Liens on assets under agreements to sell or otherwise dispose of such assets, and (f) restrictions in Indebtedness incurred to finance the acquisition of fixed or capital assets or Financing Leases permitted hereunder with respect to Liens on the assets financed thereunder.

                          SECTION 10. EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

         (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 9, Section 6 or 7 of each of the Mortgages, or Section 5.8(b) of the Guarantee and Collateral Agreement; or

         (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
      (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

         (e) The Borrower or any other Loan Party shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation in respect of Indebtedness or in any payments required under any Rate Protection Agreement, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created or under such Rate Protection Agreement, as the case may be, if the aggregate amount of the Indebtedness and/or Guarantee Obligations and/or payments under Rate Protection Agreements in respect of which such default or defaults shall have occurred is at least $1,000,000; or (ii) default in the observance or performance of any other agreement or condition to be observed or performed by such Loan Party relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or the full amount of such Guarantee Obligation to become payable, provided, however, that a default, event or condition described in this Section 10(e)(ii) shall not constitute an Event of Default under this Section 10(e) unless, at the time of such default, event or condition, defaults, events or conditions of the type described in this
      Section 10(e)(ii) shall have occurred and are continuing with respect to Indebtedness and Guarantee Obligations in respect to Indebtedness the aggregate amount of which exceeds $1,000,000; or

         (f) (i) The Borrower or any other Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any other Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any other Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
      (ii), or (iii) above; or (v) the Borrower or any other Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other similar event or condition shall occur or exist with respect to a Plan that could result in a liability (other than in the ordinary course), and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving individually a liability of $1,000,000 or in the aggregate a liability of $2,000,000 or more (in each case, net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event that any appeal thereof shall be unsuccessful), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert in writing or
      (ii) any Lien created by any of the Security Documents shall, by reason of any breach by any Loan Party party thereto of any of its covenants or other obligations contained in such Security Documents, cease to be enforceable and of the same effect and priority, subject to Section 10(d), purported to be created thereby (other than Liens with respect to property not constituting a material portion of the Collateral); or

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                                                                              87


         (j) Any Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

         (k) (i) The Investors shall cease to be beneficial owners, directly or indirectly (A) prior to the first public offering of the voting stock thereof, of a majority of the voting stock of Holdings or (B) thereafter, of 35% of the voting stock of Holdings, (ii) during any period of two consecutive years commencing on or after the Closing Date, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors approved by a majority of directors who are such individuals or who were previously approved pursuant to this parenthetical clause) cease for any reason to constitute a majority of the Board of Directors of Holdings, (iii) Holdings shall cease to own all of the Capital Stock directly or indirectly of the Borrower or (iv) a Change of Control (as defined in the Senior Subordinated Note Indenture or the Senior Subordinated Credit Agreement, as the case may be) shall occur under the Senior Subordinated Note Indenture or the Senior Subordinated Credit Agreement, as the case may be; or

         (l) The subordination provisions contained in Article X of the Senior Subordinated Note Indenture or the corresponding provisions of the Senior Subordinated Credit Agreement, as the case may be, shall cease to be enforceable in accordance with their terms;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i), (ii) or (iii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments (including the Swing Line Commitment) shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments (including the Swing Line Commitment) to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative

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                                                                              88


Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

                             SECTION 11. THE AGENTS

         11.1 Appointment. Each Lender hereby irrevocably designates and appoints CSFB as the Administrative Agent of such Lender under this Agreement and the other Loan Documents and Chase as Documentation Agent under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes CSFB as the Administrative Agent and Chase as the Documentation Agent, in such capacities, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Documentation Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor the Documentation Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either the Administrative Agent or the Documentation Agent.

         11.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         11.3 Exculpatory Provisions. Neither the Administrative Agent, the Documentation Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in

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                                                                              89


any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Documentation Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. Neither the Administrative Agent nor the Documentation Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         11.4 Reliance by Administrative Agent and Documentation Agent. Each of the Administrative Agent and the Documentation Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by it. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         11.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof, reasonably promptly thereof to the Documentation Agent and to the Lenders. The Administrative Agent shall take such action reasonably promptly with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6 Non-Reliance on Administrative Agent, Documentation Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent, the Documentation Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative

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                                                                              90


Agent or the Documentation Agent hereinafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Documentation Agent to any Lender. Each Lender represents to the Administrative Agent and the Documentation Agent that it has, independently and without reliance upon the Administrative Agent or the Documentation Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or the Documentation Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower or any of the other Loan Parties and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent and the Documentation Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any of the other Loan Parties which may come into the possession of the Administrative Agent or the Documentation Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7 Indemnification. The Lenders agree to indemnify each of the Administrative Agent and the Documentation Agent in their respective capacities as such (to the extent not reimbursed by the Borrower or any of the other Loan Parties and without limiting the obligation of the Borrower or any of the other Loan Parties to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or the Documentation Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Documentation Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Documentation Agent's gross negligence or willful misconduct, as the case may be. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

         11.8 Administrative Agent and Documentation Agent in Their Individual Capacities. The Administrative Agent, the Documentation Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as if the Administrative Agent and the Documentation Agent were not the Administrative Agent or the Documentation Agent, as the case may be, hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, each of the Administrative Agent and the Documentation Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent or the Documentation Agent, as the case may be, and the terms "Lender" and "Lenders" shall include each of the Administrative Agent and the Documentation Agent in its individual capacity.

         11.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower, which approval shall not be unreasonably withheld), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, such former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement and the other Loan Documents.

                            SECTION 12. MISCELLANEOUS

         12.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower and each Loan Party which is a party to the relevant Loan Documents written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder, (b) release Collateral or (c) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan made by any Lender or of any installment thereof, or reduce the stated rate of any interest thereon or reduce the fee payable hereunder to any Lender or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitments, in each case without the written consent of such Lender directly affected thereby, (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan

Documents or release all or substantially all of the Collateral, in each case without the written consent of all the Lenders, (iii) amend, modify or waive any provision of subsections 4.10 through 4.18 without the written consent of the Issuing Lender, (iv) amend, modify or waive any provision of Section 11 without the written consent of the then Agents, (v) amend, modify or waive any provision of the Swing Line Note (if any) or subsection 4.6 without the written consent of the Swing Line Lender, or (vi) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans.

  In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Notwithstanding anything to the contrary in this subsection 12.1, no consent of any Lender or of the Required Lenders shall be required to permit the release of a Lien in connection with any Asset Sale or other transaction permitted by Section 9 of this Agreement; the Administrative Agent shall execute such release and termination as may be required by this Agreement.

         12.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Schedule 1.1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

         Holdings:         Windy Hill Pet Food Holdings, Inc.
                           456 Montgomery Street, Suite 2200
                           San Francisco, California 94104
                           Attention: M. Laurie Cummings
                           Telecopy: 415-982-3023

         The Borrower:     Windy Hill Pet Food Company Inc.
                           Two Maryland Farms
                           Suite 301
                           Brentwood, Tennessee 37027
                           Attention: Robert V. Dale
                           Telecopy: 615-661-8688

         with copies to:   Dartford Partnership L.L.C.
                           456 Montgomery Street, Suite 2200
                           San Francisco, California 94104

                           Attention: M. Laurie Cummings
                           Telecopy: 415-982-3023

      The Administrative
           Agent:          Credit Suisse First Boston
                           11 Madison Avenue
                           New York, NY 10010
                           Attention: Bruce MacKenzie
                           Telecopy:  212-325-8304

      The Documentation
          Agent:           The Chase Manhattan Bank
                           270 Park Avenue
                           New York, NY 10017
                           Attention: Charles Smith
                           Telecopy: 212-270-1063

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 3.2, 3.3, 4.2, 4.4, 4.8, 4.11, 5.1, 5.2 or 5.7 shall not be effective until received.

         12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         12.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

         12.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Documentation Agent for all their respective out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby (including the syndication of the Revolving Credit Commitments and Term Loans (including the reasonable expenses of the Administrative Agent's due diligence investigation)), including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Documentation Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all their respective costs and expenses incurred in connection with the enforcement or preservation of any rights under this

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                                                                              94


Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the respective Lenders and the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their respective directors, trustees, officers, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Transaction Documents or the use or proposed use of the proceeds of the Loans in connection with the transactions contemplated hereby and thereby and any such other documents regardless of whether the Administrative Agent or any Lender is a party to the litigation or other proceeding giving rise thereto and regardless of whether any such litigation or other proceeding is brought by the Borrower or any other Person, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the facilities and properties owed, leased or operated by the Borrower or any of its Subsidiaries (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender or any other Person with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the party seeking indemnification. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

         12.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, Documentation Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender and any assignment or transfer by any Lender of its rights or obligations under this Agreement or any Loan Document must be made in compliance with this subsection 12.6 (and any purported assignment in violation of this subsection shall be null and void).

         (b) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Loan Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Loan Participant, (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (iv) the Borrower and the Administrative

Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) no Loan Participant under any participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except with respect to the matters described in clauses (i) and
(ii) of the proviso to the second sentence of subsection 12.1. The Borrower agrees that, while an Event of Default shall have occurred and be continuing if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Loan Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 12.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Loan Participant shall be entitled to the benefits of subsections 5.9, 5.10 and 5.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 5.10 such Loan Participant shall have complied with the requirements of said subsection and provided, further, that no Loan Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Loan Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time and from time to time assign, to any other Lender or any affiliate thereof or, with the prior written consent of the Administrative Agent (which shall not be unreasonably withheld), to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit M, executed by such Assignee and such assigning Lender and delivered to the Administrative Agent for recording in the Register, provided that, (i) in the case of any such assignment to an Assignee that is an affiliate of the assigning Lender, the consent of the Borrower shall only be required if, at the time of such assignment, such Assignee would be entitled to require the Borrower to pay, or the Borrower would be required to pay, greater amounts under subsection
5.9 or 5.10 than if no such assignment had occurred and (ii) in the case of any such assignment to an additional bank or financial institution, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the unused Commitments (A) being assigned to such additional bank or financial institution and (B) remaining with the assigning Lender are not, in each case, less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this

Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs when any of the events described in Section 10(f) shall have occurred and be continuing.

         (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection
12.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time and the registered owners of the Obligation(s) evidenced by the Note(s). Notes and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Noteholder thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) and the old Note(s) shall be returned by the Administrative Agent to the Borrower marked "cancelled". The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee together with, except in the case of an assignment pursuant to subsection 5.13, payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such recordation to the Lenders and the Borrower.

         (f) Subject to the provisions of subsection 12.15, the Borrower authorizes each Lender to disclose to any Loan Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

         (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law, provided that no such assignment, whether to a Federal Reserve Bank or other entity, shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or other entity for such Lender as a party hereto or permit an absolute assignment to occur other than in accordance with such provisions of this subsection.

         12.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 10(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         12.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         12.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction.

         12.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Documentation Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Documentation Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         12.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         12.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 12.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         12.13 Acknowledgements. The Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) none of the Administrative Agent, the Documentation Agent or any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, Documentation Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         12.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT AND THE LENDERS HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM THEREIN.

         12.15 Confidentiality. The Administrative Agent, the Documentation Agent and each Lender agrees to keep confidential any information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent, the Documentation Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection, (iii) to its affiliates and the employees, directors, agents, attorneys, accountants and other professional advisors of it and its affiliates, and (iv) to such other lenders and advisors who are directly involved in evaluating the transaction, provided that such Lender shall inform each such Person of the agreement under this subsection 12.15 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 12.15), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that such Lender shall, unless prohibited by any Requirement of Law, notify the Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners (to the extent applicable), (viii) in connection with any litigation to which such Lender may be a party, subject to the proviso in clause (iv), and (ix) if, prior to such information having been so provided or obtained, such information was already in the Administrative Agent's, Documentation Agent's or a Lender's possession on a nonconfidential basis without a duty of confidentiality to the Borrower being violated.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    WINDY HILL PET FOOD
                                    ACQUISITION CO.


                                    By: /s/ M. Laurie Cummings
                                       ---------------------------------------
                                       Title: V.P.


                                    CREDIT SUISSE FIRST BOSTON, as
                                    Administrative Agent


                                    By:
                                       ---------------------------------------
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender


                                    By:
                                       ---------------------------------------
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Title:


                                    THE CHASE MANHATTAN BANK, as
                                    Documentation Agent and as a Lender


                                    By:
                                       ---------------------------------------
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    WINDY HILL PET FOOD
                                    ACQUISITION CO.


                                    By:
                                       ---------------------------------------
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as
                                    Administrative Agent


                                    By: /s/ PP Lubinsky
                                       ---------------------------------------
                                       Title: V.P.


                                    By: /s/ PP Wenger
                                       ---------------------------------------
                                       Title: Associate


                                    CREDIT SUISSE FIRST BOSTON, as a Lender


                                    By: /s/ PP Wenger
                                       ---------------------------------------
                                       Title: Associate


                                    By: /s/ PP Barr
                                       ---------------------------------------
                                       Title: Associate


                                    THE CHASE MANHATTAN BANK, as
                                    Documentation Agent and as a Lender


                                    By:
                                       ---------------------------------------
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    WINDY HILL PET FOOD
                                    ACQUISITION CO.


                                    By:
                                       ---------------------------------------
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as
                                    Administrative Agent


                                    By:
                                       ---------------------------------------
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender


                                    By:
                                       ---------------------------------------
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Title:


                                    THE CHASE MANHATTAN BANK, as
                                    Documentation Agent and as a Lender


                                    By: /s/ [Illegible]
                                       ---------------------------------------
                                       Title: Vice President

                                         BANKBOSTON, N.A.
                                         as a Lender


                                         By: /s/ Kimberley F. Harris
                                            -----------------------------------
                                            Name: Kimberley F. Harris
                                            Title: Vice President

                                         BHF-BANK, AKTIENGESELLSCHAFT
                                         as a Lender


                                         By:  /s/ Thomas J. Scifo    John Sykes
                                            -----------------------------------
                                            Name: THOMAS J. SCIFO    JOHN SYKES
                                            Title:      AVP              AVP

                                         CAISSE NATIONALE DE CREDIT AGRICOLE,
                                         as a Lender


                                         By: /s/ Dean Balice
                                            -----------------------------------
                                            Name: DEAN BALICE
                                            Title: SENIOR VICE PRESIDENT
                                                       BRANCH MANAGER

                                         FIRST SOURCE FINANCIAL LLP,
                                         as a Lender


                                         By: /s/ David C. Wagner
                                            -----------------------------------
                                            Name: David C. Wagner
                                            Title: Vice President

                                         HELLER FINANCIAL, Inc.,
                                         as a Lender


                                         By: /s/ Linda W. Wolf
                                            -----------------------------------
                                            Name: Linda W. Wolf
                                            Title: Senior Vice President

                                         MARINE MIDLAND BANK,
                                         as a Lender


                                         By: /s/ John Lyons
                                            -----------------------------------
                                            Name: John B. Lyons
                                            Title: Senior Vice President

                                         NATIONSBANK OF TENNESEE, N.A.,
                                         as a Lender


                                         By: /s/ B. E. Dishman
                                            -----------------------------------
                                            Name: B. E. DISHMAN
                                            Title: VICE PRESIDENT

                                         PNC BANK, KENTUCKY, INC.,
                                         as a Lender


                                         By: /s/ Ralph A. Phillips
                                            -----------------------------------
                                            Name: Ralph A. Phillips
                                            Title: Vice President

                                         SOUTHTRUST BANK OF ALABAMA,
                                         NATIONAL ASSOCIATION,
                                         as a Lender


                                         By: /s/ Steven W. Davis
                                            -----------------------------------
                                            Name: Steven W. Davis
                                            Title: Vice President

                                         VAN KAMPEN AMERICAN CAPITAL
                                         PRIME RATE INCOME TRUST, as a Lender


                                         By: /s/ Kathleen A. Zarn
                                            -----------------------------------
                                            Name: KATHLEEN A. ZARN
                                            Title: Vice President

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION,
                                         as a Lender


                                         By: /s/ Kathleen Weiss
                                            -----------------------------------
                                            Name: Kathleen Weiss
                                            Title: Vice President

                                    Annex A

-----------------------------------------------------------------------------------------------------------
  Consolidated                   Ratio of Consolidated                            Eurodollar     ABR
    Interest                     Total Indebtedness to              Commitment    Applicable     Applicable
 Expense Ratio                   Consolidated EBITDA                Fee           Margin         Margin
===========================================================================================================
-greater than or equal to-2.25    -greater than or equal to-4.00
to 1.00                           to 1.00                           0.50%         2.50%          1.50%
-----------------------------------------------------------------------------------------------------------
-greater than or equal to-2.25 &  -greater than or equal to-3.50 &
-greater than or equal to-2.75    -greater than- 4.00 to            0.50%         2.25%          1.25%
to 1.00                           1.00
-----------------------------------------------------------------------------------------------------------
-greater than-2.75 to 1.00        -lesser than-3.50 to 1.00         0.375%        2.00%          1.00%
-----------------------------------------------------------------------------------------------------------

                              DISCLOSURE SCHEDULES

                                       to

                                CREDIT AGREEMENT

                                      among

                       WINDY HILL PET FOOD ACQUISITION CO.
                                   as Borrower

                                       and

                          THE LENDERS IDENTIFIED HEREIN

                                       and

                           CREDIT SUISSE FIRST BOSTON
                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK
                             as Documentation Agent



                            Dated as of May 21, 1997

                                                               Credit Agreement
                                                                   Schedule 6.4
                                                                       Consents


1.   Consents, Authorizations and Filings required under the Merger

     o    Hart-Scott-Rodino Approval

     o    Notice of name change under environmental and business permits

     o    Articles of Merger of Acquisition Co. with and into Hubbard Milling
          Company

     o Amendment to Hubbard Milling Company's Articles of Incorporation, changing name to Windy Hill Pet Food Company, Inc.

2. Consents, Authorizations and Filings required under the corporate restructuring

     o    Notice of transfer under environmental and business permits

     o Amendment to Old Windy Hill's Certificate of Incorporation, changing name to WHPF Inc.

     o    Qualification to do business in Tennessee filed by the Borrower

     o Consents of the following Employees of Old Windy Hill to the transfer of their employment agreements with Old Windy Hill to the Borrower:

          a.   Robert V. Dale
          b.   Ben W. McCrory
          c.   Donald L. Gadd
          d.   Donald Cowan, Jr.
          e.   Vaughn R. Oakley
          f.   Henry Hurd

     o Consent of Star-Kist Foods, Inc., Tuffy's Pet Food Division ("Star-Kist") to (i) assignment of Co-Pack Agreement, dated April 29, 1996 between Old Windy Hill and Heinz Pet Products Company, a Division of Star-Kist ("HPP"); and (ii) assignment of Asset Purchase
          Agreement, dated April 17, 1996 among HPP, H.J. Heinz Company, Old Windy Hill and Windy Hill Pet Food Holdings, Inc.

     o Consent of Burlington Northern Railroad Company ("Burlington") to assignment of leases:

          a. Term Lease No.547,092, dated April 29, 1996 between Burlington and Old Windy Hill

          b. Agreement, dated April 25, 1988 between Burlington and Star-Kist, as amended April 29, 1996 by the Assignment between Burlington, Star-Kist and Old Windy Hill

     o Consent of the City of Perham to assignment of lease, dated July 25, 1977 between City of Perham and Star-Kist, as amended by the Assignment, dated April 29, 1996 between Star-Kist and Old Windy Hill

     o Consent of Robert Riestenberg to assignment of lease, dated January 1, 1994 between Robert Riestenberg and Star-Kist, as amended by the Assignment, dated April 29, 1996 between Star-Kist and Old Windy Hill

     o Consent of Eastpark L.P. to assignment of lease, dated February 24, 1995 between Eastpark L.P. and The P.F.B. Partnership L.P. ("PFB"), as amended by the Assignment, dated April 29, 1996 among Windy Hill Pet Food Company, L.C.C., Old Windy Hill and PFB

3.   Consents required with respect to the sale of the Animal Feed division

     o    Hart-Scott-Rodino Approval

     o Consent of Roek Properties Ltd., LP to assignment of lease, dated September 9, 1994 between Roek Properties Ltd., LP and Hubbard Milling Company

     o Consent of J.W.R. Company to assignment of lease, dated August 30, 1994 between J.W.R. Company and Hubbard Milling Company

     o Consent of Provico, Inc. to assignment of Truck Parking Area Lease, dated March 2, 1992 between Provico, Inc. and Hubbard Milling Company

     o Consent of Provico, Inc. to assignment of Employee Parking Area Lease, dated March 2, 1992 between Provico, Inc. and Hubbard Milling Company

     o Consent of Soo Line Railroad Company to assignment of lease, dated April 1, 1967 between Soo Line Railroad Company and Hubbard Milling Company

     o Consent of Soo Line Railroad Company to assignment of lease, dated November 1, 1986 between Soo Line Railroad Company and Hubbard Milling Company

     o Consent of Western Railroad Properties Incorporated to assignment of lease, dated June 15, 1985 between Western Railroad Properties Incorporated and Hubbard Milling Company

     o Consent of St. Joseph Properties LLC to assignment of lease, dated April 15, 1996 between St. Joseph Properties LLC and Hubbard Milling Company

     o Consent of City of Rapid City to assignment of lease, dated September 5, 1989 between City of Rapid City and Hubbard Milling Company

                                                               Credit Agreement
                                                                   Schedule 6.6
                                                                     Litigation


Borrower Litigation:
\\
=========================================================================================================================
                                                                                                               Accrued
  Claimant             Type of Claim                    Current Status                         Claim           Amount
-------------------------------------------------------------------------------------------------------------------------
R. Wussow         Claims loss arising out of     Settled for $21,000 per oral                 $21,000          $25,000
                  alleged bad dairy feed         agreement in December, 1996.
                                                 Signed release received.
-------------------------------------------------------------------------------------------------------------------------
Practical Pig*    Pig feed claim alleging        Suit was served on 9/19/96 Answer           $137,000          $50,000
                  mycotoxins in feed due to      returned. Plaintiff wants to join
                  contaminated wheat midds       midds suppliers as parties. Initial
                                                 Discovery received and reviewed by
                                                 Jim Hedges. Trial scheduled for
                                                 3/16/98 through 3/20/98. Settlement
                                                 conference set for 2/13/98. Experts
                                                 must be identified by 10/1/97 for
                                                 Plaintiff and 12/1/97 for Defendants.
-------------------------------------------------------------------------------------------------------------------------
John Heick*      Sheep feed claim                Fed lambs Hubbard cattle feeds and       Pre-suit demand      $30,000
                                                 claims many died. Suit received          was $150,000
                                                 10/21/96. Hubbard represented by         Complaint alleges
                                                 Attorney B. Koehn. Hubbard               $750,000
                                                 appeared on 11/1/96. Plaintiff has
                                                 not responded to Hubbard's
                                                 discovery requests. Trial date set
                                                 for 1/1/98. Plaintiff's attorney has
                                                 contacted dealer and offered to
                                                 settle for $50,000.
-------------------------------------------------------------------------------------------------------------------------
Lou Hoehn        Collection/counterclaim         Hubbard served interrogatories and       over $50,000          $5,000
                 for damage to business          are awaiting Hoehn's answer. Per
                                                 telephone conference with Hubbard's
                                                 counsel on 4/7/97, Hoehn has not
                                                 responded to his attorney's request
                                                 to produce discovery.
-------------------------------------------------------------------------------------------------------------------------
Curtis Daye      Horse feed claim                Alleges hose died after feeding               $4,500           $6,200
                                                 horse feed purchased at Mills Fleet
                                                 Farm and mfrd by HMC. Matter
                                                 settled for $2000.
-------------------------------------------------------------------------------------------------------------------------
John Turner      Disability Discrimination       Fork truck driver at Butler. EEOC        No monetary          $25,000
                                                 has issued a determination finding       demand made
                                                 disability discrimination. Hubbard
                                                 is engaged in conciliation.
-------------------------------------------------------------------------------------------------------------------------

----------
* Included in "Indemnified Litigation and Claims" under Section 9.02 (a) of Merger Agreement

=========================================================================================================================
                                                                                                               Accrued
  Claimant             Type of Claim                    Current Status                         Claim           Amount
-------------------------------------------------------------------------------------------------------------------------
Brenda Burk      Disability Discrimination       Applicant for a programmer               No monetary           $5,000
                                                 position was not offered a job.          demand made.
                                                 Submitted response to EEOC in
                                                 April, 1996. EEOC dismissed her
                                                 claim on 1/31/97. She has 90 days
                                                 to sue.
-------------------------------------------------------------------------------------------------------------------------
Graciella        National origin and             Former Delavan employee                  No monetary           $5,000
Corpus           disability discrimination       discharged for excessive absences.       demand made.
                                                 Material submitted to EEOC on
                                                 4/29/96. Dismissal issued on
                                                 3/20/97. She must start suit
                                                 within 90 days.
-------------------------------------------------------------------------------------------------------------------------
John McAbee      Disability Discrimination       Catersville employee and work            No monetary           $5,000
                                                 comp claimant filed EEOC charge          claim.
                                                 following an unfavorable performance
                                                 review. EEOC issued dismissal of
                                                 disability discrimination on
                                                 12/31/96. Note: Claimant also has
                                                 a workers' compensation claim
                                                 pending.
-------------------------------------------------------------------------------------------------------------------------
Javier Perez     Petition to increase w/c        Stockton, CA employee claims             Increase of w/c       $5,000
                 award                           damages (uninsured) against HMC          rate by 50%
                                                 alleging "serious and willful"
                                                 safety misconduct by HMC in
                                                 contributing accident.
-------------------------------------------------------------------------------------------------------------------------
Chris            Petition to increase w/c        Complaint alleges termination was        Reimburse for lost    $5,000
Copeland         award                           due to w/c claim rather than             wages and penalty
                                                 excessive absenteeism. Settled for       up to $10,000
                                                 $22,500 per letter of 3/7/97.
-------------------------------------------------------------------------------------------------------------------------
Risk             Arbitration                     HMC is contesting the amount                  $250,000       $250,000
Enterprise                                       owed for premium on several
Mgmt                                             retrospectively rated insurance
                                                 policies.
-------------------------------------------------------------------------------------------------------------------------
P*I*E*           Freight undercharge             Bankrupt carrier seeking freight         Complaints seek a     $5,000
                 claims                          undercharge recoveries in 3              total of $21,000
                                                 separate actions. Activity stayed by
                                                 bankruptcy court since 1993.
-------------------------------------------------------------------------------------------------------------------------
Denis Daly*      Age Discrimination              EEOC claim filed on March 3,             Most recent               $0
                                                 1997 by former VP of Business            settlement offer
                                                 Development terminated due to            seeks
                                                 Feed Division restructuring claims       consideration
                                                 termination was result of age            which Hubbard
                                                 discrimination.                          estimates has a
                                                                                          present value of
                                                                                          $650,000
-------------------------------------------------------------------------------------------------------------------------

----------
*Included in "Indemnified Litigation and Claims" under Section 9.02 (a) of
     Merger Agreement

=========================================================================================================================
                                                                                                               Accrued
  Claimant             Type of Claim                    Current Status                         Claim           Amount
-------------------------------------------------------------------------------------------------------------------------
Al Schmidt       Employment Claim                Claims termination was due to                $75,000               $0
                                                 unsafe facility caused by Hubbard's
                                                 unwillingness to make needed
                                                 modifications, apparently alleging
                                                 protection under whistle blower
                                                 statute Hubbard is preparing a
                                                 response to his initial letter.
-------------------------------------------------------------------------------------------------------------------------
Evans Paul       Employment                      Current employee alleges                 No monetary
                 Discrimination Claim            discrimination on the basis of           demand made.
                                                 national origin in denying him a
                                                 promotion. Response filed on
                                                 1/24/97 with EEOC and awaiting
                                                 response.
-------------------------------------------------------------------------------------------------------------------------
Tony Shaeffer    Feed Product Claim              Alleges cows died as a result of         Unknown
                                                 poor dairy feed.
-------------------------------------------------------------------------------------------------------------------------
McSoy, Inc.*     Breach of Contract              Dealer claims he is entitled to             $216,000
                                                 commission on tons of feed sold to
                                                 various customers.
-------------------------------------------------------------------------------------------------------------------------
Siegarter Lake   Feed Products Claim             Claimant alleges diary production            $50,000
View Dairy,                                      diminished due to mold in feed.
Inc.*
-------------------------------------------------------------------------------------------------------------------------
Elkshadow        Feed Product Claim              Claimant alleges poor performance            $25,228
Farms/Dennis                                     of cattle due to feeding minerals
Baldwin*                                         in Crystalyx(R)
-------------------------------------------------------------------------------------------------------------------------
Bobby            Slip and Fall                   Truck driver who slipped and fell            $85,000
Chynoweth                                        on a patch of ice making a delivery
                                                 at Delavan in Feb.1995. Died in
                                                 1996 from unrelated causes.
                                                 Estate has submitted a claim for
                                                 $85,000. Attorney has advised
                                                 adjuster that the action survives
                                                 the death of the claimant. I have
                                                 asked adjuster to refer to an
                                                 attorney for complete review.
-------------------------------------------------------------------------------------------------------------------------
Tim              Product Claim                   Dairy producer sued Big Gain and           More than
Raiman/Big                                       Dealer claiming that their advice            $50,000
Gain et al*                                      and feed caused harm to his herd.
                                                 3rd party complaint by Big Grain
                                                 Dealer v. HMC claiming that the
                                                 producers problems stem from HMC
                                                 feeds was served on HMC on
                                                 4/16/97. Tendered to Home/REM for
                                                 defense of claim on 4/17/97.
                                                 Answer due 5/6/97.
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                                                                                                               Accrued
  Claimant             Type of Claim                    Current Status                         Claim           Amount
-------------------------------------------------------------------------------------------------------------------------
Ray Meduna*      Product Claim                   Dickinson ND customer claims                  $5,000
                                                 $5,000 in damage to cattle from
                                                 eating HMC feed. HMC believes
                                                 no liability -- feed submitted was
                                                 not our feed.
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Total             $421,200
=========================================================================================================================

Litigation with respect to the Animal Feed Division which will be assumed by the purchaser. in the AF Sale.

                                                               Credit Agreement
                                                                   Schedule 6.8
                                                                  Real Property


Borrower

Fee property:

424 North Riverfront Drive, Mankato, Minnesota**
218 East Lincoln Street, Portland, Indiana**
1084 Arapaho Road, Inman, Kansas**
105 and 309 Atlantic Avenue, DeGraff, Minnesota**
1800 Hubbard Lane, LeSueur, Minnesota**
6821 Ruppsville Road, Allentown, Pennsylvania**
Route 59, Hillburn, New York**
Delavan, Wisconsin**
Old Highway 22, McKenzie, Tennessee**
145 First Avenue, North, Perham, Minnesota**


Leasehold property:

Mankato, Minnesota
Hillburn, New York
2 Maryland Farms, Brentwood, Tennessee
400 Block of 5th Street, N.W., Perham, Minnesota
136 9th Avenue, S.W., Perham, Minnesota
100 Block of 2nd Street, N.E., Perham, Minnesota
Property at or around the Perham, Minnesota facility located at 145 First Avenue, North Perham, Minnesota**

----------
** to be mortgaged

Animal Feed


Fee property:

2001 3rd Avenue, Mankato, Minnesota
County Road 35 East, Worthington, Minnesota
Whitewood, South Dakota
151 4th Street NE, Watertown, South Dakota
Fremont, Nebraska
4520 South York Street, Sioux City, Iowa
Highway 7 East, Storm Lake, Iowa
Shipshewana, Indiana
104 Oak Street, Botkins, Ohio
2420 Old Highway 218 South, Iowa City, Iowa
426 Omaha Street, Rapid City, South Dakota


Leasehold property:

Stockton, California
Botkins, Ohio
Alexandria, Minnesota
Lusk, Wyoming
St. Joseph, Missouri
Rapid City, South Dakota

                                                               Credit Agreement
                                                                  Schedule 6.15
                                                                   Subsidiaries


Holdings owns 100% of Old Windy Hill

Old Windy Hill owns 100% of Armour

Old Windy Hill owns 61% of the Borrower

Armour owns 39% of the Borrower

Borrower owns 100% of PBH Transportation Company

                                                               Credit Agreement
                                                                  Schedule 6.17
                                                                  Environmental


Borrower from Old Windy Hill:

1.   The matters pertaining to the Perham, Minnesota facility set forth in:
     (i) Environmental Assessment - Phase I dated December 13, 1990 prepared for Heinz Pet Products by ERM-North Central (ii) the Property Evaluation Report dated July 30, 1994 prepared by Huntingdon Engineering & Environmental, Inc. and the August 10, 1994 memo from D. Weber of Ottertail Power Company to Larry Marguard of Ottertail Power Company, (iii) the Phase I Environmental Assessment of the Perham, Minnesota facility, dated January, 1996, prepared by ERM-North Central, Inc., (iv) March 4, 1996 letter from ERM-North Central, Inc. clarifying certain issues identified in the Phase I Environmental Assessment, (v) the report dated April 15, 1996 prepared by Alley & Associates regarding the Phase II Environmental Site Assessment at and around the Perham, Minnesota plant site, (vi) the Phase II Environmental Site Assessment dated April, 1996 prepared for NationsBank by Alley & Associates, Inc. of the Perham, Minnesota facility and (vii) the Phase I Environmental Site Assessment Update dated May 1997 of the Perham facility prepared for Old Windy Hill by E. Roberts Alley & Associates, Inc.

2.   The matters pertaining to the McKenzie, Tennessee facility set forth in:
     (i) the Environmental Audit Update of the McKenzie, Tennessee facility dated February, 1995 prepared for Old Windy Hill and NationsBank by Metcalf & Eddy, (ii) the Environmental Site Assessment - Phase I dated April 15, 1996 of the McKenzie, Tennessee facility and (iii) the Phase I Environmental Site Assessment Update dated May 13, 1997 of the McKenzie, Tennessee facility prepared by E. Roberts Alley & Associates, Inc.

Pet Food Division:

1.   Portland, Indiana

     Phase II was conducted; further work is necessary at the site. Groundwater samples collected on the northeast side of the plant indicate the presence of arsenic, cadium, chromium, lead and nickel groundwater contamination; however, the levels of metal concentrations are not expected to be significant. The groundwater samples collected from the south side of the site indicate that there is groundwater contamination with volatile organics (such as benzene) and heavy metals (such as arsenic, cadium, chromium, copper, lead, mercury and zinc) found to be above the Remediation Guidance Levels.

2.   Hillburn, New York

     Phase II investigation into soil and ground water is necessary to determine if any contamination exists on the property. To date, only organic volatiles have been discovered.

Animal Feed Division

1.   Rapid City, South Dakota

     There are asbestos-containing materials at the site that E. Roberts Alley & Associates recommends be managed in place and an operation and maintenance program instituted.

2.   Iowa City, Iowa

     Analysis of groundwater samples indicates that lead is present in levels above the Remediation Guidance Levels; however, the lead is not expected to be a significant problem in the groundwater.

Pet Food Division -- Environmental Permits not currently obtained

1.   Hillburn, New York

     Storm Water Permit or Notice of Intent

2.   Portland, Indiana

     Storm Water Permit or Notice of Exemption

     Sanitary Sewer Permit or Notice of Exemption

     Air Permit

Animal Feed -- Environmental Permits not currently obtained

1.   Fremont, Nebraska

     Air Permit Registration

     Storm Water Permit or Notice of Intent

2.   Sioux City, Iowa

     Storm Water Permit or Notice of Intent

3.   Storm Lake, Iowa

     Storm Water Permit

     Air Permit

4.   Iowa City, Iowa

     Storm Water Permit or Notice of Intent

     Air Permit

5.   Botkins, Ohio

     Air Permit or Notice of Exemption (this facility does have an Air Permit; however, no copy is available for review)

     Sewer Permit or Notice of Exemption from the City of Botkins Sewer
     Department

     Storm Water Permit or Storm Water Pollution Prevention

     Letter from Dayton Power and Electric concerning PCB's in the transformers

6.   Shipshewana, Indiana

     Storm Water Permit

     Air Permit

     Sewer Permit

                                                               Credit Agreement
                                                                  Schedule 6.22
                                                        Immaterial Subsidiaries


PBH Transportation Company

                                                               Credit Agreement
                                                                Schedule 9.2(m)
                                                          Existing Indebtedness


1.   Amounts due under the following Noncompetition Agreements:


                                  Feed Division

A.   Acquisition of certain assets of Protein Blenders, Inc.

(1) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Charles U. Kelly

     Amount Due: $90,000 per year through 1999

(2) Noncompetition Agreement, dated December 29, 1989 between Hubbard and William J. Lee

     Amount Due: $60,000 per year through 1999

(3) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Donald E. Boenker

     Amount Due: $40,000 per year through 1999

(4)  Noncompetition Agreement, dated December 29, 1989 between Hubbard and Wayne
     E. Goode

     Amount Due: $30,000 per year through 1999

(5) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Patricia J. Dickens

     Amount Due: $30,000 per year through 1999

(6) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Mark Huston

     Amount Due: $25,000 per year through 1999

(7)  Noncompetition Agreement, dated December 29, 1989 between Hubbard and Jack
     J. Raitt

     Amount Due: $15,000 per year through 1999

(8) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Kevin Kelly

     Amount Due: $85,000 per year through 1999

(9) Noncompetition Agreement, dated December 29, 1989 between Hubbard and Robert L.Whetstine

     Amount Due: $15,000 per year through 1999

(10) Noncompetition Agreement, dated as of December 17, 1993, as amended, between Hubbard and John L.W. Miller

     Amount Due: 19 consecutive quarterly payments (6 left) of $10,775 and $105,275 on December 17, 1998

B. Consulting and Noncompetition Agreement, dated April 24, 1997 between Paul Holzhueter and Acquisition Co.

     Amount Due: $250,000 per year, paid through payroll, through 2001

2. $500,000 owing to BRS under the terms of the agreement with BRS referred to in Schedule 9.11(ix)

3. Loan Agreement between City of Mankato, Minnesota and Hubbard dated October 11, 1984

4.   Amounts due under the Capital Leases described in the following table:

\\

================================================================================
                      Monthly Lease Cost    Cost New        Term of Lease
--------------------------------------------------------------------------------
Canon Copier          $241.85                               36 mo. as of 3-15-
(EBM)                                                       95
(Sales area)
--------------------------------------------------------------------------------
Minolta Copier        $271.99               $21,708         36 mo. as of 7-12-
(Accounting area)                                           95
--------------------------------------------------------------------------------
Xerox Fax Sales       14812 + 8.89=                         36 mo. as of 5-20-
373-9152              $157.01                               93
                                                            Purch. Opt. $400
--------------------------------------------------------------------------------
Xerox Fax Cust.       $95.87                $3,095          36 mo. as of 6-1-95
Serv.                                                       Purch. Opt. $200
377-9519
--------------------------------------------------------------------------------
Xerox Fax             $95.87                $3,095          36 mo. as of 6-1-95
Accounting                                                  Purch. Opt. $200
661-8688
--------------------------------------------------------------------------------
Telephone System      $917.80                               Orig. term 60 mo.
(Finova)                                                    Remaining 43 mo.
                                                            as of 4-1-95
================================================================================

                                                               Credit Agreement
                                                                Schedule 9.3(e)
                                                           Unrecorded Easements


a)   218 East Lincoln Street, Portland, Indiana

Possible unrecorded easement based upon the surveyor's observations of trucks crossing the subject property along the gravel drive of said property and entering the adjacent dump fill of the City of Portland.

b)   424 N. Riverfront Drive, Mankato, Minnesota (Downtown Site)

Possible unrecorded easement for electrical utility lines which cross over the subject property in numerous places.

c)   2001 3rd Avenue, Mankato, Minnesota (Plant Facility)

Possible unrecorded easements relating to (i) utility lines and (ii) a permanent easement and right of way for use as a public street, road and highway over North 24 of Block 21 and Block 8 between 1st and 3rd Avenues.

d)   105 & 309 Atlantic Avenue, DeGraff, Minnesota

Possible unrecorded easement relating to the rights that owners of Block 12 may have to the southwesterly one-half of vacated Minnesota Avenue and the northwesterly one half of vacated First Street.

e)   104 Oak Street, Botkins, Ohio

Possible unrecorded egress and ingress easement affecting Parcel 4.

f)   Whitewood, South Dakota

Possible unrecorded easement for a storm drainage pipe that runs under the existing building on the subject property.

g)   1084 Arapaho Road, Inman, Kansas

Possible unrecorded easement for overhead utility easements existing on the subject property.

                                                               Credit Agreement
                                                                Schedule 9.3(g)
                                                                 Existing Liens


All the liens listed on the attachment hereto, provided that those liens listed as "To be terminated" in the Collateral Description column will terminated on the Closing Date but UCC-3's will be filed after the Closing Date.

Liens from the capital leases described on Schedule 9.2(m)

As of May 21, 1997

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
1. WINDY HILL PET FOOD HOLDINGS, INC. (debtor)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Delaware SOS                  5/6/96      9612084          UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
                             California SOS                                             clear
------------------------------------------------------------------------------------------------------------------------------------
                             Ottertail County, Minnesota                                [      ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Weakly County, Tennessee                                   clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Williamson County, Tennessee                               clear
                             (Fixture)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
2. WINDY HILL PET FOOD COMPANY, INC. (debtor)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    California SOS                5/2/96      9612460546       UCC-1       Blanket Lien. (To Be Terminated)
as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Los Angeles County,           5/6/96      96709131         UCC-1       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent    California
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    San Joaquin County,           5/3/96      96046904         UCC-l       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent    California
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Colorado SOS                  11/5/96     962083417        UCC-l       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent                                              (continuation
                                                                       to 962034619)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Adams County, Colorado        5/3/96      C0171108         UCC-1       Blanket Lien. (To Be Terminated)
N. A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
                             Delaware SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Florida SOS                   5/3/96      960000090595     UCC-1       Blanket Lien. (To Be Terminated)
N A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
Lumberman's Underwriting     Florida SOS                   7/19/96     960000150018     UCC-1       $150,000 Certificate of Deposit
Alliance                                                                                            No. 2089475, issued by
                                                                                                    NationsBank of Tennessee on
                                                                                                    5/16/96.
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Illinois SOS                  5/3/96      3537721          UCC-1       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    DuPage County, Illinois       5/3/96      9601366          UCC-1       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Kankakee County, Illinois     5/3/96      960676           UCC-l       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Iowa SOS                      5/3/96      K733697          UCC-l       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Kansas SOS                    5/6/96      2243830          UCC-1       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Shawnee County, Kansass       5/3/96      439246           UCC-l       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
2. WINDY HILL PET FOOD COMPANY, INC. (debtor)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Minnesota SOS                 5/3/96      1845674          UCC-1       Blanket Lien. (To Be Terminated)
N.A. as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Minnesota SOS                 5/3/96      1845675          UCC-l       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Minnesota SOS                 5/3/96      1845676          UCC-l       Blanket Lien. (To Be Terminated)
N. A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Minnesota SOS                 5/3/96      1845677          UCC-1       Blanket Lien. (To Be Terminated)
N. A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
                             Ottertail County, Minnesota                                [     ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    New Jersey SOS                5/3/96      1696071          UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Somerset County, New Jersey   5/3/96      009611           UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Oregon SOS                    5/3/96      S98450           UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Pennsylvania SOC              5/3/96      25420545         UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Prothonotary of Columbia      5/3/96      39653            UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent    County, Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Tennessee SOS                 5/3/96      962011280        UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Tennessee SOS                 5/3/96      962011281        UCC-1       Blanket Lien. (To Be Terminated)
N. A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Tennessee SOS                 5/3/96      962011282        UCC-1       Blanket Lien. (To Be Terminated)
N.A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
Lumberman's Underwriting     Tennessee SOS                 6/28/86     961019477        UCC-l       $150,000 Certificate of Deposit
Alliance                                                                                            No. 2089475 issued by
                                                                                                    NationsBank of Tennessee on
                                                                                                    5/16/96.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
2. WINDY HILL PET FOOD COMPANY, INC. (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Weakly  County,  Tennessee                                 clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Williamson County,  Tennessee                              clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Texas SOS                     5/3/96      9600085759       UCC-l       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Dallas County, Texas          5/3/96      002626           UCC-1       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
NationsBank of Tennessee,    Tarrant County, Texas         6/6/96      1930             UCC-1       Blanket Lien. (To Be Terminated)
N A., as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
3. WINDY HILL PET FOOD ACQUISITION CO. (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Tennessee SOS                                              [      ]
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
4. TUFFY'S PET PRODUCTS [assumed name of Windy Hill Pet Food Company, Inc.] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             California SOS                                             clear
------------------------------------------------------------------------------------------------------------------------------------
                             Colorado SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Delaware SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Florida SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Ottertail County, Minnesota                                clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania SOC                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Prothonotary of Columbia County,                           clear
                             Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
                             Tennessee SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Weakly County, Tennessee                                   clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Williamson County, Tennessee                               clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Texas SOS                                                  clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
5. TUFFY'S PET PRODUCTS COMPANY [assumed name of Windy Hill Pet Food Company, Inc.] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             California SOS                                             clear
------------------------------------------------------------------------------------------------------------------------------------
                             Colorado SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Delaware SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Florida SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Ottertail County, Minnesota                                [      ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Prothonotary of Columbia County,                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
                             Tennessee SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Weakly County, Tennessee                                   clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Williamson County, Tennessee                               clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Texas SOS                                                  clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
6.  HUBBARD MILLING COMPANY (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             California SOS                                             clear
------------------------------------------------------------------------------------------------------------------------------------
                             San Joaquin County, California                             clear
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
Lookout Leasing Co., Inc.    Georgia Clerk of Superior     10/6/95     008-954-002725   UCC-1       Canon NP2120 Copier S/N VJB47149
                             Court in Bartow County
------------------------------------------------------------------------------------------------------------------------------------
                             Idaho SOS                                                  clear
------------------------------------------------------------------------------------------------------------------------------------
                             Illinois SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
First United Leasing         Indiana SOS                   1/12/95     1960810          UCC-1       1/Factory Car 34 Walk Behind
                                                                                                    Sweeper SN CK-3457
------------------------------------------------------------------------------------------------------------------------------------
NBD Equipment Finance, Inc.  Indiana SOS                   5/4/95      1985008          UCC-1       1 New Destroyer Model 3800
                                                                                                    Shredder S/N 1495242
------------------------------------------------------------------------------------------------------------------------------------
                             Iowa SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             Kansas SOS                                                 clear
------------------------------------------------------------------------------------------------------------------------------------
                             Maryland State Dept. of                                    clear
                             Assessments and Taxation
------------------------------------------------------------------------------------------------------------------------------------
                             Michigan SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
First Bank National          Minnesota SOS                 5/9/94      1672799          UCC-1       see file
Association                                                            (continuation
                                                                       to 775004)
------------------------------------------------------------------------------------------------------------------------------------
                             Blue Earth County, Minnesota                               [      ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Douglas County, Minnesota                                  [      ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Missouri SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
6.  HUBBARD MILLING COMPANY (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Deeds of                                [      ]
                             Buchanan County, Missouri
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             Montana SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Nebraska SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
Jefferson Smurfit            New York SOS                  4/22/96     080656           UCC-1       Kliklok SR383 3FK68
Corporation                                                                                         Kliklok SR16 3FK30
------------------------------------------------------------------------------------------------------------------------------------
                             County Clerk of Rockland                                   clear
                             County, New York
------------------------------------------------------------------------------------------------------------------------------------
Jefferson Smurfit            County Clerk of Rockland      4/22/96     96-1157          UCC-1       Kliklok SR383 3FK68
Corporation                  County, New York (Fixture)                                             Kliklok SR16 3FK30
------------------------------------------------------------------------------------------------------------------------------------
                             North Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Register of Deeds in Burleigh                              clear
                             County, North Dakota
------------------------------------------------------------------------------------------------------------------------------------
                             Ohio SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio (Fixture)
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Lucas County,                           clear
                             Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Prothonotary of Lehigh County,                             clear
                             Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
                             South Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Pennington County, South Dakota                            [      ]
                             (Fixture)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
6.  HUBBARD MILLING COMPANY (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Texas SOS                                                  clear
------------------------------------------------------------------------------------------------------------------------------------
                             Washington State Dept. of                                  clear
                             Licensing
------------------------------------------------------------------------------------------------------------------------------------
                             Wisconsin SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Wyoming SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Niobrara County, Wyoming                                   clear
                             (Fixture)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
7.  HUBBARD LEASING COMPANY (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Iowa SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             South Dakota SOS                                           clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
8.  PBH TRANSPORTATION COMPANY (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Michigan SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Ohio SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Lucas County,                           clear
                             Ohio
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
9.  RENATA NUTRITION [assumed name of Hubbard Milling Company] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             California SOS                                             clear
------------------------------------------------------------------------------------------------------------------------------------
                             Georgia Clerk of Superior                                  clear
                             Court of Bartow County
------------------------------------------------------------------------------------------------------------------------------------
                             Illinois SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Indiana SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Iowa SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Missouri SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Deeds of                                clear
                             Bates County, Missouri
------------------------------------------------------------------------------------------------------------------------------------
                             Nebraska SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Ohio SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Lucas County,                           clear
                             Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania SOC                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Prothonotary of Lehigh County,                             clear
                             Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
                             Texas SOS                                                  clear
------------------------------------------------------------------------------------------------------------------------------------
                             Wisconsin SOS                                              clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
10. PROCLAIM PET PRODUCTS [assumed name of Hubbard Milling Company] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Illinois SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Indiana SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Michigan SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Missouri SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Deeds of Bates                          clear
                             County, Missouri
------------------------------------------------------------------------------------------------------------------------------------
                             Nebraska SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             North Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Register of Deeds in Burleigh                              clear
                             County, North Dakota
------------------------------------------------------------------------------------------------------------------------------------
                             Ohio SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Lucas County,                           clear
                             Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             Wisconsin SOS                                              clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
11. QUINCY NUTRITIONAL COMPANY [assumed name of Hubbard Milling Company] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             South Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Washington State Dept. of                                  clear
                             Licensing
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
12. TRADITION FEED PRODUCTS COMPANY [(Pending)] [assumed name of Hubbard Milling Company] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Illinois SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Indiana SOS                                                clear
------------------------------------------------------------------------------------------------------------------------------------
                             Iowa SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             Kansas SOS                                                 clear
------------------------------------------------------------------------------------------------------------------------------------
                             Michigan SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
------------------------------------------------------------------------------------------------------------------------------------
                             Missouri SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Deeds of                                clear
                             Bates County, Missouri
------------------------------------------------------------------------------------------------------------------------------------
                             Nebraska SOS                                               clear
------------------------------------------------------------------------------------------------------------------------------------
                             North Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Register of Deeds in Burleigh                              clear
                             County, North Dakota
------------------------------------------------------------------------------------------------------------------------------------
                             Ohio SOS                                                   clear
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Shelby                                  clear
                             County, Ohio
------------------------------------------------------------------------------------------------------------------------------------
                             County Recorder of Lucas County,                           clear
                             Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
                             South Dakota SOS                                           clear
------------------------------------------------------------------------------------------------------------------------------------
                             Wisconsin                                                  clear
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     SECURED PARTY                 JURISDICTION            FILE DATE   FILE NO.         TYPE OF UCC      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
13. W.J. JENNISON CO. [assumed name of Hubbard Milling Company] (debtor)
------------------------------------------------------------------------------------------------------------------------------------
                             Minnesota SOS                                              clear
====================================================================================================================================

----------

[     ] indicates results pending

                                                               Credit Agreement
                                                                Schedule 9.4(a)
                                                 Existing Guarantee Obligations


Guarantee Obligations which will be disposed of in the sale of the Animal Feed Division.

                                                               Credit Agreement
                                                                Schedule 9.9(e)
                                     Securities Held or Animal Feed Investments


Investments which will be disposed of in the sale of the Animal Feed Division.

                                                               Credit Agreement
                                                              Schedule 9.11(ix)
                                                   Transactions with Affiliates


Amended and Restated Management Services Agreement dated as of May 2, 1997 between Dartford Partnership L.L.C. and Old Windy Hill (as assumed by the Borrower).

Letter Agreement dated April 29, 1996 from Old Windy Hill to and accepted by and agreed to by BRS, as amended on or prior to the Closing Date (and as assumed by the Borrower)

                                                             EXHIBIT A TO
                                                             CREDIT AGREEMENT

                      FORM OF BORROWER LOCKBOX AGREEMENT

            BORROWER LOCKBOX AGREEMENT, dated as of May __, 1997, among _______________ (the "Lockbox Bank"), WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation (the "Borrower"), CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the WINDY HILL PET FOOD ACQUISITION CO., the Lenders, the Administrative Agent and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders (the "Documentation Agent", together with the Administrative Agent, the "Agents").

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, pursuant to the terms of the Credit Agreement, the Borrower has delivered to the Administrative Agent for the benefit of the Lenders a Guarantee and Collateral Agreement, dated as of May 21, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among each of the signatories hereto (together with any other entity that may become a party hereto as provided therein, the "Grantors"), in favor of Credit Suisse First Boston, as Administrative Agent, pursuant to which the Grantors have granted a security interest in all of the Collateral referred to therein, including, without limitation, all Accounts of the Borrower and its subsidiaries; and

            WHEREAS, as contemplated by subsection 7.1(s) of the Credit Agreement and the Guarantee and Collateral Agreement, the Borrower has agreed to establish within 60 days of the date of the Credit Agreement a lockbox and depositary account system (the "Lockbox System"), and to establish the bank accounts listed on Schedule 1 hereto with the Lockbox Bank to be maintained by the Borrower in the name of the Administrative Agent (the "Lockbox Accounts");

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms as defined in the Guarantee and Collateral Agreement or the Credit Agreement.

            2. Lockbox Accounts. (a) In order to secure the performance by the Borrower of the Obligations, this Lockbox Agreement is intended to create a security interest in, and the Borrower hereby pledges to, and grants and creates a security interest in favor of, the Administrative Agent for the benefit of the Lenders, all of its right, title and interest in and to the Lockbox Accounts, and all cash, Cash Equivalents, instruments, investments and other securities at any time on deposit in the Lockbox Accounts, and all proceeds of any of the foregoing. All cash, Cash Equivalents, instruments, investments and securities at any time on deposit in the Lockbox Accounts shall constitute collateral security for the payment by the Borrower of the Obligations and the performance and observance by the Borrower of all the covenants and conditions contained herein with respect to the Lockbox Accounts.

            (b) The Administrative Agent shall possess all right, title and interest in and to all of the items from time to time on deposit in, or otherwise to the credit of, the Lockbox Accounts and their proceeds. The Lockbox Bank shall be the Administrative Agent's agent for the purpose of holding and collecting all of the items from time to time on deposit in the Lockbox Accounts and their proceeds. The Lockbox Accounts shall be under the sole dominion and control of the Administrative Agent. Neither the Borrower nor any person or entity claiming by, through or under the Borrower (except the Administrative Agent), shall have any right, title or interest in, any control over the use of, or any right to withdraw any amount from, the Lockbox Accounts. The Lockbox Bank shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Administrative Agent with respect to the Lockbox Accounts.

            3. Duties of the Lockbox Bank. If instructed by the Borrower or the Administrative Agent, the Lockbox Bank shall:

            (a) Rent one or more post office boxes in the name of the Borrower and the Administrative Agent relating to the Lockbox Accounts. The Lockbox Bank shall have exclusive and unrestricted access, and shall collect the mail delivered, to such post office box or boxes (even though addressed to the Borrower or the Administrative Agent) on each business day on which the Lockbox Bank is open in accordance with the Lockbox Bank's regular collection schedule. The Lockbox Bank shall give the Administrative Agent and the Borrower notice of the address or addresses of the post office box or boxes and shall instruct the Administrative Agent and the Borrower how mail intended for the Lockbox Accounts should be addressed.

            (b) Open all mail (even though addressed to the Borrower or the Administrative Agent) and promptly endorse all checks, remittances and other appropriate instruments received in such post office box or boxes and credit such items to the Lockbox Accounts. All such items shall be endorsed in substantially the following form:

            "Credited without prejudice to Account No.__________. Absence of Endorsement Guaranteed - '[Name of Bank]'."

            (c) Maintain a record of each check, draft, note, bill of exchange, money order, commercial paper or other security instrument or document (collectively, the "checks"; individually, a "check"), included in the Lockbox Accounts, in accordance with its customary procedures for acting as a "lock box" or similar bank. This record shall be available for inspection by the Administrative Agent and the Borrower.

            (d) Checks returned unpaid because of uncollected or insufficient funds shall be redeposited without advice; checks returned a second time shall be charged to the appropriate Lockbox Account and mailed under appropriate advice to the Borrower or, at any time after written notice by the Administrative Agent of the occurrence and continuance of an Event of Default, to the Administrative Agent. Undated checks may be dated by the Lockbox Bank to agree with the postmark date and included in the regular deposit. Checks incorrectly made out, where the amount specified in figures and the written amount differ, are to be deposited for the written amount only, except where the figure amount agrees with the total of the remittance notice. Checks bearing no signature are to be deposited with notification to the drawer bank requesting that the signature be obtained. Third-party checks may be deposited into the appropriate Lockbox Account if properly endorsed. Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, shall be withheld from the clearing system and sent to the Borrower or, at any time after written notice by the Administrative Agent of the occurrence and continuance of an Event of Default, to the Administrative Agent.

            (e) Apply and credit to the appropriate Lockbox Account all wire transfers directed to such Lockbox Account even though such wire transfers may identify such Lockbox Account as an account of the Borrower.

            4. Transfer of Funds. (a) On each day on which both a branch office of the Lockbox Bank at which any Lockbox Account is being maintained and the office of the Concentration Account bank in ___________, ______ are open, the Lockbox Bank shall transfer all funds on deposit in such Lockbox Account (after such funds become available to the Lockbox Bank, either through the Federal Reserve System or other clearing mechanism used by the Lockbox Bank) to the Concentration Account referred to in the Guarantee and Collateral Agreement, maintained at such office of the Concentration Account bank. Unless otherwise directed by the Administrative Agent, such funds shall be transferred by the Lockbox Bank through the Automated Clearing House or Fed Wire and shall be identified as follows:

        [Concentration Account:                    For the account of
                 Name,                            [Windy Hill Pet Food
               Account #                              Company Inc.]
             and address]                               Account #

            (b) Except as otherwise provided in the Guarantee and Collateral Agreement, (i) neither the Borrower nor any person or entity claiming by, through or under the Borrower shall have any right, title or interest in, any control over the use of, or any right to withdraw from, the Concentration Account and its proceeds; (ii) the Administrative Agent shall hold such funds in the Concentration Account and shall possess sole dominion and control over and all right, title and interest in all of the items in the Concentration Account and the proceeds thereof; and (iii) the Administrative Agent shall possess the right to all interest earned on the funds on deposit in the Concentration Account and the proceeds thereof, which interest shall be held on deposit in the Concentration Account and shall constitute collateral security for the payment by the Borrower of the Obligations as described in Section 2(a) hereof.

            (c) Notwithstanding the foregoing, the Borrower shall not deposit any funds into any Lockbox Account or the Concentration Account other than proceeds of Collateral.

            5. Indemnity. The Borrower hereby agrees to pay, indemnify and hold the Lockbox Bank harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable legal fees) with respect to the performance of this Lockbox Agreement, or any procedures agreement among the Lockbox Bank, the Administrative Agent and the Borrower, by the Lockbox Bank or any of the Lockbox Bank's directors, officers, agents or employees, unless arising from its or their own gross negligence or willful misconduct. This Lockbox Agreement shall not affect any limitation of liability afforded the Lockbox Bank under any account agreement.

            6. Fees and Expenses. The Borrower hereby agrees as follows:

            (a) Fees and charges associated with the Lockbox Accounts shall from time to time be mutually agreed upon by the Borrower and the Lockbox Bank as set forth in Schedule 2 to this Agreement.

            (b) Reasonable Lockbox Bank expenses in connection with the establishment and maintenance of the post office boxes rented pursuant to this Lockbox Agreement shall also be included on the analysis statement.

            7. Limitations on Liability of the Lockbox Bank. The Lockbox Bank undertakes to perform such duties as are expressly set forth herein and such other processing requirements as may be covered in any procedures agreement among the Lockbox Bank, the Administrative Agent and the Borrower. Notwithstanding any other provision of this Lockbox Agreement, it is agreed by the parties hereto that the Lockbox Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Lockbox Agreement except for its or their own gross negligence or willful misconduct. In no event shall the Lockbox Bank be liable for losses or delays resulting from force majeure, computer malfunctions, interruption of communication facilities, labor difficulties or other causes beyond the Lockbox Bank's reasonable control or for indirect, special or consequential damages.

            8. Irrevocable Instructions. The Borrower acknowledges that the agreements made by it and the authorizations granted in Sections 2, 3 and 4 are irrevocable unless otherwise agreed to in writing by the Administrative Agent and are powers coupled with an interest.

            9. Account Information. The Lockbox Bank shall provide monthly statements summarizing the activity of the Lockbox Accounts to the Borrower and, upon request, to the Administrative Agent. In addition, the Lockbox Bank will provide to the Administrative Agent and the Borrower copies of all information reasonably requested by either of them.

            10. Waiver of Right of Set-Off. The Lockbox Bank waives, until the payment in full of the Loans, Reimbursement Obligations and other Obligations then due and owing, the termination of the Commitments and the expiration of, termination of or return to the Issuing Lender of the Letters of Credit, with respect to all of its existing and future claims against the Borrower or any Affiliate thereof, all existing and future rights of set-off and banker's liens against the Lockbox Accounts and all items (and proceeds thereof) that come into its possession in connection with the Lockbox Accounts other than as specifically granted under this Lockbox Agreement, provided that the Lockbox Bank retains the right to charge any Lockbox Account for (i) all items deposited in such Lockbox Account on or after the date hereof and subsequently returned to the Lockbox Bank unpaid and (ii) for all past due compensation and expenses with respect to the Lockbox Accounts as provided in Section 6 hereof.

            11. Representations and Warranties. The Lockbox Bank represents and warrants that:

            (a) Only employees of the Lockbox Bank or its affiliates have access to the post office box or boxes provided for herein.

            (b) The Lockbox Accounts are the only accounts that have been or will be maintained by the Lockbox Bank with respect to receivables of the Borrower.

            12. Effectiveness; Integration; Amendments. This Lockbox Agreement shall be effective as of the date first above written, and the Lockbox Bank shall be in a position to process remittances as of that date. To the extent that other agreements are inconsistent with this Lockbox Agreement, this Lockbox Agreement shall supersede any other agreement relating to the matters referred to herein, including any procedures agreement and any other agreement between the Borrower and the Lockbox Bank relating to the collection of receivables of the Borrower or its predecessors. This Lockbox Agreement and the provisions hereof may not be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto. Any provision of this Lockbox Agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provisions hereof.

            13. Termination. (a) This Lockbox Agreement shall automatically terminate on the date of the last to occur of the payment in full of the Loans, Reimbursement Obligations and other Obligations then due and owing, the termination of the Commitments and the expiration of, termination or return to the Issuing Lender of the Letters of Credit.

The Lockbox Bank shall be entitled to rely on a certificate of the Administrative Agent to such effect. Upon such termination, all amounts on deposit in any Lockbox Account shall be forwarded by the Lockbox Bank by wire transfer of immediately available funds to an account specified in writing by the Borrower.

            (b) This Lockbox Agreement may be terminated by the Borrower (with the consent of the Administrative Agent) or any other party hereto upon 60 days' advance written notice to the other parties hereto.

            (c) All rights of the Lockbox Bank under Sections 5, 6 and 7 hereof shall survive termination of this Lockbox Agreement.

            14. Notices. All notices, requests or other communications given to the Borrower, the Administrative Agent or the Lockbox Bank shall be given in writing (which may be by facsimile transmission or similar writing) at the address or facsimile number specified below:

      Administrative Agent:   Credit Suisse First Boston
                                11 Madison Avenue
                                New York, New York 10011
                                Attention: ________________
                                Facsimile: (212)

      Lockbox Bank:           [Name of Bank]
                                [Address]
                                Attention:
                                Facsimile:

      The Borrower:           Windy Hill Pet Food Company, Inc.
                               [Address]
                               Attention: ________________
                               Facsimile:

Any party may change its address or facsimile number for notices hereunder by giving notice to each other party hereunder. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (which may be by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when sent, confirmation of receipt received, provided that any notice, request or demand to or upon the Administrative Agent or the other Lenders shall not be effective until received.

            15. Bankruptcy of the Borrower. In the event that a bankruptcy case or receivership proceeding is commenced by or against the Borrower, the Administrative Agent may pay the fees and charges of the Lockbox Bank payable by the Borrower under this

Lockbox Agreement from the date of commencement of such case or proceeding until the earlier of the date of termination of this Lockbox Agreement or the date of dismissal or termination of such case or proceeding to the extent that such fees and charges are not being paid by the Borrower.

            16. Relationship of the Parties. The relationship between the Lockbox Bank and the Administrative Agent, as agent for the Lenders, is and shall be construed to constitute the Lockbox Bank as an agent for the benefit of the Administrative Agent and the other Lenders. The Lockbox Bank agrees, for the benefit of the Administrative Agent and the other Lenders, to act as custodian and bailee of the Administrative Agent and the other Lenders in holding moneys and collections received pursuant hereto pending their application in accordance herewith and acknowledges that such moneys and collections are subject to the security interest granted to the Administrative Agent by the Borrower under the Guarantee and Collateral Agreement. It is intended that, by the Lockbox Bank's agreement pursuant to this Section 16, the Administrative Agent, as secured party, shall be deemed to have possession of such moneys and collections for purposes of Section 9-305 of the Uniform Commercial Code of the State of New York.

            17. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE IN WHICH THE LOCKBOX BANK IS LOCATED GOVERN THE LOCKBOX ACCOUNT, THIS LOCKBOX AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

            18. Counterparts. This Lockbox Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Lockbox Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                               [NAME OF BANK],
                                                 as Lockbox Bank


                                               By:______________________________
                                                  Name:
                                                  Title:


                                               CREDIT SUISSE FIRST BOSTON,
                                                 as Administrative Agent


                                               By:______________________________
                                                  Name:
                                                  Title:

                                               WINDY HILL PET FOOD COMPANY, INC.


                                               By:______________________________
                                                  Name:
                                                  Title:

                                                             SCHEDULE 1 to the
                                                             Lockbox Agreement

                               LOCKBOX ACCOUNTS

                                                                  EXHIBIT D TO
                                                              CREDIT AGREEMENT

                   FORM OF CONCENTRATION ACCOUNT AGREEMENT

      CONCENTRATION ACCOUNT AGREEMENT dated as of May __, 1997, between WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation (the "Borrower") and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Windy Hill Pet Food Acquisition Co., the Lenders, the Administrative Agent and The Chase Manhattan Bank, a New York banking corporation, as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                             W I T N E S S E T H:

      WHEREAS, pursuant to the Credit Agreement, the Lenders severally have agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth in the Credit Agreement, such loans to be evidenced by the Notes issued by the Borrower thereunder; and

      WHEREAS, as contemplated by Section 8.11 of the Credit Agreement and the Guarantee and Collateral Agreement, dated as of May 21, 1997 (the "Guarantee and Collateral Agreement"), the Borrower has agreed to establish within 60 days from the date of the Credit Agreement a lockbox and depositary account system and shall have executed and delivered to the Administrative Agent this Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, [to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower,] the Borrower hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in Guarantee and Collateral Agreement or the Credit Agreement.

      (b) The following terms shall have the following meanings:

      "Agreement": this Concentration Account Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Borrower Lockbox Agreement": the Borrower Lockbox Agreement, dated as of May __, 1997, among _______________ (the "Lockbox Bank"), the Borrower and Credit Suisse First Boston, as Administrative Agent.

      "Cash Collateral": the collective reference to:

      (a) all cash, instruments, securities and funds deposited from time to time in the Concentration Account, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Administrative Agent under any Security Document;

      (b) all investments of funds in the Concentration Account and all instruments and securities evidencing such investments; and

      (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

            "Concentration Account": account no.__________________ established at the office of Credit Suisse First Boston at__________________ ,___________________________, designated "Credit Suisse First Boston--Windy Hill Concentration Account." or another account established by the Borrower at an office of another financial institution reasonably acceptable to the Administrative Agent so long as no Default or Event of Default has occurred and is continuing.

      "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

      "Collateral": the collective reference to the Cash Collateral and the Concentration Account.

      "Lockbox Account": shall have the meaning set forth in the Borrower Lockbox Agreement.

      "Lockbox Bank": shall have the meaning set forth in the Borrower Lockbox Agreement.

      "Obligations": the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Administrative Agent, the Documentation Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Agreement, the other Transaction Documents or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Documentation Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

      "Permitted Investments": (a) securities issued or directly and fully guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of any Lender, or of any domestic commercial bank the long-term indebtedness of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group, or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500,000,000; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) above; (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof; (f) interests in any investment company which invests solely in instruments of the type specified in clauses
(a) through (e) above; and (g) other investment instruments approved in writing by the Required Lenders and offered by any Lender or by any financial institution which has a combined capital and surplus of not less than $100,000,000.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the Collateral.

      3. Maintenance of Concentration Account. (a) The Concentration Account shall be maintained until the Obligations have been paid and performed in full.

      (b) The Collateral shall be subject to the exclusive dominion and control of the Administrative Agent, which shall hold the Cash Collateral and administer the Concentration Account subject to the terms and conditions of this Agreement. The Borrower shall have no right of withdrawal from the Concentration Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

      4. Deposit of Funds. On each day on which both a branch office of the Lockbox Bank at which any Lockbox Account is being maintained and the office of the Concentration Account bank in ___________, ______ are open, pursuant to the Borrower Lockbox Agreement, the Lockbox Bank shall transfer all funds on deposit in such Lockbox Account (after such funds become available to the Lockbox Bank, either through the Federal Reserve System or other clearing mechanism used by the Lockbox Bank) to the Concentration Account.

      5. Representation and Warranty. The Borrower represents and warrants to the Administrative Agent that this Agreement creates in favor of the Administrative Agent a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      6. Covenants. The Borrower covenants and agrees with the Administrative Agent that:

      (a) The Borrower will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or
(2) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

      (b) The Borrower will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, of financing statements under the Uniform Commercial Code.

      7. Investment of Cash Collateral. (a) Subject to the provisions of paragraph , collected funds on deposit in the Concentration Account shall be invested by the Administrative Agent from time to time in Permitted Investments. All investments shall be made in the name of the Administrative Agent or a nominee of the Administrative Agent and in a manner, determined by the Administrative Agent in its sole discretion, that preserves the Administrative Agent's perfected, first priority security interest in such investments.

      (b) The Administrative Agent shall have no obligation to invest collected funds during the first night after their collection.

      (c) The Administrative Agent shall have no responsibility to the Borrower for any loss or liability arising in respect of such investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability arises from the Administrative Agent's gross negligence or willful misconduct.

      (d) The Borrower will pay or reimburse the Administrative Agent for any and all costs, expenses and liabilities of the Administrative Agent incurred in connection with this Agreement, the maintenance and operation of the Concentration Account and the investment of the Cash Collateral, including, without limitation, any investment, brokerage or placement commissions and fees incurred by the Administrative Agent in connection with the investment or reinvestment of Cash Collateral, and any investment charges or other fees of ____________ in connection with maintenance of the Concentration Account.

      8. Release of Cash Collateral. (a) On each Business Day, the Administrative Agent shall apply Cash Collateral deposited in the Concentration Account during the immediately preceding Business Day in the following order of priority:

            (1) first, to the payment of overdue fees and expenses of the Administrative Agent and any other amounts payable to the Administrative Agent, the Documentation Agent or any of the Lenders under the Loan Documents; and

            (2) second, to the Borrower with such funds being deposited into the Borrower's account at an office of a financial institution previously designated in writing to the Administrative Agent, unless an Event of Default shall have occurred and be continuing, in which case the Administrative Agent shall retain the Cash Collateral in the Concentration Account.

      (b) Notwithstanding any other provision of this paragraph, the Administrative Agent shall have no obligation to release Cash Collateral unless each of the following conditions is satisfied at the time of such release:

            (1) No Default or Event of Default shall have occurred and be continuing; and

            (2) Such release shall not require termination of any investment prior to its maturity.

      9. Remedies. (a) Upon the occurrence of an Event of Default, the Administrative Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent in its sole discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Borrower. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Obligations, the Administrative Agent shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.

      (b) The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

      10. Administrative Agent's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (to the extent permitted by applicable law) the Borrower hereby gives the Administrative Agent the power and right on behalf of the Borrower, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph
 . All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      11. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Administrative Agent in this Agreement are solely for the protection of the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. Neither the Administrative Agent nor any Lender nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

      12. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic, photostatic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      13. Authority of Administrative Agent. The Borrower acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Borrower, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      14. Notices. All notices, requests and demands to or upon the Administrative Agent or the Borrower to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Administrative Agent or the Borrower at its address or transmission number for notices provided in subsection 12.2 of the Credit

Agreement. The Administrative Agent and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

      15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

      (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      17. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      18. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

      19. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the conflicts of law principles thereof.

      IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Concentration Account Agreement to be duly executed and delivered as of the date first above written.

                                        WINDY HILL PET FOOD COMPANY, INC.


                                        By:_________________________________

                                        Title:______________________________



                                              CREDIT SUISSE FIRST BOSTON, as
                                              Administrative Agent


                                        By:_________________________________

                                        Title:______________________________

                                                                   EXHIBIT E TO
                                                               CREDIT AGREEMENT

================================================================================


                   FORM OF GUARANTEE AND COLLATERAL AGREEMENT


                                    made by


                   each of the Grantors (as defined herein)


                                  in favor of


                          CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent


                           Dated as of May 21, 1997


================================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

      SECTION 1.  DEFINED TERMS............................................  1
            1.1  Definitions...............................................  1
            1.2  Other Definitional Provisions.............................  5

      SECTION 2.  GUARANTEE................................................  5
            2.1  Guarantee.................................................  5
            2.2  Right of Contribution.....................................  6
            2.3  No Subrogation............................................  6
            2.4  Amendments, etc. with respect to the Borrower Obligations.  6
            2.5  Guarantee Absolute and Unconditional......................  7
            2.6  Reinstatement.............................................  7
            2.7  Payments..................................................  8

      SECTION 3.  GRANT OF SECURITY INTEREST...............................  8

      SECTION 4.  REPRESENTATIONS AND WARRANTIES...........................  8
            4.1  Representations in Credit Agreement.......................  9
            4.2  Title; No Other Liens.....................................  9
            4.3  Perfected First Priority Liens............................  9
            4.4  Chief Executive Office....................................  9
            4.5  Inventory and Equipment...................................  9
            4.6  Farm Products.............................................  9
            4.7  Pledged Securities........................................  9
            4.8  Accounts.................................................. 10
            4.9  Intellectual Property..................................... 10

      SECTION 5.  COVENANTS................................................ 10
            5.1  Covenants in Credit Agreement............................. 10
            5.2  Delivery of Instruments and Chattel Paper................. 11
            5.3  Maintenance of Insurance.................................. 11
            5.4  Payment of Obligations.................................... 11
            5.5  Maintenance of Perfected Security Interest; Further
                  Documentation ........................................... 11
            5.6  Changes in Locations, Name, etc........................... 12
            5.7  Notices................................................... 12
            5.8  Pledged Securities........................................ 12
            5.9  Accounts.................................................. 13
            5.10 Intellectual Property..................................... 13
            5.11 Covenants of Holdings..................................... 15
            5.12 Covenants of WHPF......................................... 15
            5.13 Covenants of Armour....................................... 16

      SECTION 6.  REMEDIAL PROVISIONS...................................... 17
            6.1  Certain Matters Relating to Accounts...................... 17
            6.2  Communications with Obligors; Grantors Remain Liable...... 19
            6.3  Pledged Stock............................................. 20

            6.4  Proceeds to be Turned Over To Administrative Agent........ 20
            6.5  Application of Proceeds................................... 21
            6.6  Code and Other Remedies................................... 21
            6.7  Registration Rights....................................... 22
            6.8  Waiver; Deficiency........................................ 22

      SECTION 7.  THE ADMINISTRATIVE AGENT................................. 23
            7.1  Administrative Agent's Appointment as Attorney-in-Fact,
                  etc ..................................................... 23
            7.2  Duty of Administrative Agent.............................. 24
            7.3  Execution of Financing Statements......................... 24
            7.4  Authority of Administrative Agent......................... 25

      SECTION 8.  MISCELLANEOUS............................................ 25
            8.1  Amendments in Writing..................................... 25
            8.2  Notices................................................... 25
            8.3  No Waiver by Course of Conduct; Cumulative Remedies....... 25
            8.4  Enforcement Expenses; Indemnification..................... 25
            8.5  Successors and Assigns.................................... 26
            8.6  Set-Off................................................... 26
            8.7  Counterparts.............................................. 26
            8.8  Severability.............................................. 26
            8.9  Section Headings.......................................... 26
            8.10 Integration............................................... 27
            8.11 GOVERNING LAW............................................. 27
            8.12 Submission To Jurisdiction; Waivers....................... 27
            8.13 Acknowledgements.......................................... 27
            8.14 WAIVER OF JURY TRIAL...................................... 28
            8.15 Additional Grantors....................................... 28
            8.16 Releases.................................................. 28

            GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 21, 1997, made by Windy Hill Pet Food Holdings, Inc., a Delaware corporation ("Holdings"), WHPF Inc., a Delaware corporation formerly named Windy Hill Pet Food Company, Inc. ("WHPF"), Armour Corporation, a Delaware corporation ("Armour"), Windy Hill Pet Food Company, Inc., a Minnesota corporation (the "Borrower"), each of the signatories hereto (WHPF, Armour, the Borrower and each of the signatories hereto, together with any other subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, the ("Grantors")), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Windy Hill Pet Food Acquisition Co., a Minnesota corporation, ("Acquisition Co."), the Lenders, the Administrative Agent and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders.

                             W I T N E S S E T H:

            WHEREAS, Acquisition Co. proposes to merge with and into Hubbard Milling Company, a Minnesota corporation ("Hubbard"), pursuant to the terms of a Merger Agreement, dated as of March 21, 1997 among Hubbard, Windy Hill Pet Food Co. Inc., and Acquisition Co., pursuant to which Hubbard will be the surviving corporation and will be the borrower (the "Borrower") under the Credit Agreement;

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

            WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1.  DEFINED TERMS

            1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New

York on the date hereof are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

            (b) The following terms shall have the following meanings:

            "Accounts": all accounts (as defined in the Code) of the Grantors, including, without limitation all Accounts (as defined in the Credit Agreement) of the Grantors.

            "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Agents or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with the Issuing Lender, any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

            "Collateral": as defined in Section 3.

            "Concentration Account": any concentration account established by the Administrative Agent as provided in Section 6.1 or 6.4.

            "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

            "Excluded Property": means (i) any of the Borrower's rights to indemnification against Hubbard Milling Company ("Hubbard Milling") and its shareholders under the Merger

      Agreement, dated as of March 21, 1997, by and among Hubbard Milling, Windy Hill Pet Food Company, Inc. and Windy Hill Pet Food Acquisition Co. (the "Merger Agreement") for claims relating to assets transferred pursuant to
      (X) the Merger Agreement or (Y) the sale of the Animal Feed Division and
      (ii) the Borrower's interest in the escrow accounts established pursuant to the Merger Agreement, in each case, to the extent a security interest therein is granted to secure the full and timely payment and performance by the Borrower of its indemnification obligations under the Asset Purchase Agreement for the sale of the Animal Feed Division and (iii) all property of the Animal Feed Division.

            "General Intangibles": all "general intangibles" as such term is defined in Section 9- 106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

            "Guarantor Obligations": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

            "Guarantors": the collective reference to Holdings and each Grantor other than the Borrower.

            "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercompany Note": any promissory note evidencing loans made by any Grantor to another Grantor or any of its Subsidiaries.

            "Issuers": the collective reference to each issuer of a Pledged Security.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in
      Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

            "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

            "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

            "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

            "Securities Act": the Securities Act of 1933, as amended.

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith other than any pending intent to use applications for which a statement of use or an amendment to allege use have not been filed and accepted, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles and equipment covered by a certificate of title of any state or of the United States of America and all tires and other appurtenances to any of the foregoing.

            1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

            2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

            (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

            (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

            (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

            (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

            2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

            2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

            2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

            2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this
Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the

Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 11 Madison Avenue, New York, New York 10010.

                      SECTION 3. GRANT OF SECURITY INTEREST

            Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest other than the Excluded Property (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

            (a) all Accounts;

            (b) all Chattel Paper;

            (c) all Documents;

            (d) all Equipment (other than Vehicles);

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Intellectual Property;

            (h) all Inventory;

            (i) all Pledged Securities;

            (j) all books and records pertaining to the Collateral; and

            (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

            To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

            4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in subsection 6 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

            4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement and except in the case of public notice filings at the U.S. Patent and Trademark Office which remain "on file" despite the filing of a subsequent release.

            4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on
Schedule 8.

            4.4 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

            4.5 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

            4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

            4.7 Pledged Securities. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

            (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

            (c) To the best knowledge of such Grantor, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

            4.8 Accounts. (a) No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

            (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

            (c) The places where such Grantor keeps its records concerning such Grantor's Accounts are listed on Schedule 7 or such other location or locations of which such Grantor shall have provided prior written notice to the Administrative Agent pursuant to Section 5.6 hereof.

            4.9 Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property owned and currently used by such Grantor in its own name on the date hereof.

            (b) On the date hereof, all material registered U.S. Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and , to such Grantor's knowledge and as used in connection with the business of such Grantor, and, except as set forth in Schedule 6, does not infringe the intellectual property rights of any other Person.

            (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

            (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

            (e) Except as set forth in Schedule 6, No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof
(i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                             SECTION 5.  COVENANTS

            Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

            5.2 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

            5.3 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

            (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

            (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the month of June in each calendar year beginning 1998 and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

            5.4 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

            5.5 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

            (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

            5.6 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to
Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

            (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;

            (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

            (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

provided that, prior to taking any such action, or promptly after receiving a written request therefor from the Administrative Agent, such Grantor shall deliver to the Administrative Agent all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein.

            5.7 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

            (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

            (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

            5.8 Pledged Securities. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

            (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in
Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

            5.9 Accounts. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

            (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts.

            5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) subject to its reasonable business judgment, continue to use each material registered Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

            (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

            (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any portion of the material Copyrights may fall into the public domain.

            (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

            (e) Notwithstanding anything to the contrary, any breach of clauses (a) through (d) of this Section 5.10 by a licensee shall not be a breach by any Grantor if the terms of the license granted to such licensee prohibit or require the licensee to abide by the acts set forth therein and such Grantor is diligently taking all reasonable action to cause such licensee to comply with the terms of such licensee.

            (f) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

            (g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (h) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

            (i) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall
(i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

            5.11 Covenants of Holdings. Holdings covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.12.1 Holdings shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of WHPF (or any successor thereto), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which Holdings is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which Holdings is a party, and any other agreement to which Holdings is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of the Holdings or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities,
(v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.12.2 Holdings shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.12.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of Holdings (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.12.1 above).

            5.12 Covenants of WHPF. WHPF covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.13.1 WHPF shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of the Borrower (or any successor thereto) and Armour, and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which WHPF is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which WHPF is a party, and any other agreement to which WHPF is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of WHPF or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.13.2 WHPF shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.13.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of WHPF (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.13.1 above).

            5.13 Covenants of Armour. Armour covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.14.1 Armour shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of the Borrower (or any successor thereto), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which Armour is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which Armour is a party, and any other agreement to which Armour is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of Armour or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith,
(vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.14.2 Armour shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.14.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of Armour (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.14.1 above).

                         SECTION 6. REMEDIAL PROVISIONS

            6.1 Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

            (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Accounts and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Accounts, when collected by such Grantor (excluding any such collections through the Lockbox system), (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Concentration Account established by such Grantor maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section , and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the other Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Concentration Account bank (or by any Guarantor in trust for the benefit of the Administrative Agent and the other Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of the funds on deposit in the Concentration Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section 6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Concentration Account shall be remitted as provided in Section 6.1(e) hereof. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Accounts, including, without limitation, all statements relating to such Grantor's Accounts.

            (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            (d) Lockbox System; Concentration Account. (i) Solely to the extent required under Section 8.11 of the Credit Agreement, each Grantor shall establish or cause to be established in the name of the Administrative Agent, and subject to the control of the Administrative Agent pursuant to such Grantor's Lockbox Agreements, for the benefit of the Administrative Agent and the other Lenders, such Grantor's Lockbox system into which the Proceeds of all such Grantor's Accounts shall be deposited and forwarded to the Concentration Account bank in accordance with and to the extent and when required under such Lockbox Agreements. On and after the date, if any, on which any Grantor is required to establish any Lockbox system for so long as such Grantor is required to maintain such system, (x) such Grantor shall ensure that all account debtors in respect of such Grantor's Accounts payable in Dollars shall have been given instructions reasonably satisfactory to the Administrative Agent directing such account debtors to make all payments on such Accounts by means of deposits into such Grantor's Lockbox system, (y) without the prior consent of the Administrative Agent (which consent shall not be unreasonably withheld), such Grantor shall not, in a manner materially adverse to the Lenders, change the form of any such instructions given to account debtors, and (z) unless and until the Administrative Agent shall have advised such Grantor to the contrary, such Grantor shall, and the Administrative Agent hereby authorizes such Grantor to, enforce and collect all amounts owing on such Grantor's Accounts, for the benefit and on behalf of the Administrative Agent and the other Lenders in accordance with and subject to the provisions of such Grantor's Lockbox Agreements; provided, however, that such privilege shall automatically be suspended upon the occurrence and during the continuance of an Event of Default specified in
Section 10(f) of the Credit Agreement with respect to such Grantor and may at the option of the Administrative Agent be terminated upon the occurrence and during the continuance of any other Event of Default with respect to such Grantor or any other Grantor.

        (ii) All Proceeds of such Grantor's Accounts which have been received on any Business Day through such Grantor's Lockbox system will be transferred into such Grantor's Concentration Account on such Business Day to the extent required by the applicable Lockbox Agreement. All of such Grantor's Proceeds received on any Business Day by the Concentration Account bank pursuant to paragraph (b) above will be transferred into such Grantor's Concentration Account on such Business Day. Such Concentration Account is, and shall remain, under the sole dominion and control of the Administrative Agent. Each Grantor acknowledges and agrees that (A) such Grantor has no right of withdrawal from its Concentration Account, (B) the funds on deposit in such Grantor's Concentration Account shall be collateral security for all of such Grantor's Obligations and (C) upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent's election, the funds on deposit in such Grantor's Concentration Account may be applied by the Administrative Agent to the payment of such Grantor's Obligations then due and owing, such application to be made in the order of priority set forth in Section 6.5 hereof.

            (e) Grantor's Account. So long as no Event of Default has occurred and is continuing, and whether or not any Lockbox system shall have been established or maintained, the Administrative Agent shall instruct the Concentration Account bank to promptly remit any funds on deposit in each Grantor's Concentration Account to such Grantor's Account. In the event that an Event of Default has occurred and is continuing, the Administrative Agent and the Grantors agree that the Administrative Agent, at its option, may require that each Concentration Account be established at Credit Suisse First Boston. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Account, and to maintain such balances in its Account, as it shall deem to be necessary or desirable.

            (f) Restructuring of Deposit Accounts. If (a) any Concentration Account is maintained at a Concentration Account bank located in a state within the United States in which Article 9 of the Uniform Commercial Code in effect in such state has been expressly made applicable to (and only for so long as it is applicable to) demand deposit accounts and all filings have been made in such state which are necessary to perfect the Lenders' security interest in such Concentration Account or (b) after the Effective Date the relevant Grantor demonstrates to the Administrative Agent, and the Administrative Agent in its sole discretion agrees, that the costs associated with maintaining both a Concentration Account and a Grantor's Account outweigh any benefits to the Lenders in terms of any additional protection to their rights in such Grantor's Collateral that could not be achieved with the use of a single account, then upon the request of such Grantor, the Administrative Agent may amend this Agreement to delete the requirement that a separate Account be maintained and provide that such Grantor be entitled to withdraw funds on deposit in such Concentration Account at any time so long as no Event of Default has occurred and is continuing.

            6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

            (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

            (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

            (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that
(x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

            6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Concentration Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Concentration Account (or by such Grantor in trust for the

Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section .

            6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Concentration Account in payment of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

            6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

            6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

            7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

            (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (iv) execute, in connection with any sale provided for in Section
      6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (v) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
      (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;
      (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (vii) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

      Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

            (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

            (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

            8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 12.1 of the Credit Agreement.

            8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 12.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

            8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

            (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

            (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection
12.5 of the Credit Agreement.

            (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

            8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

            8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to subsection 10(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

            8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

            8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            8.13 Acknowledgements. Each Grantor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

            8.14 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM THEREIN.

            8.15 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 8.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

            8.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        WINDY HILL PET FOOD HOLDINGS, INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        WHPF INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        ARMOUR CORPORATION

                                        By:
                                           -------------------------------
                                           Title:


                                        WINDY HILL PET FOOD COMPANY, INC.

                                        By:
                                           -------------------------------
                                           Title:

Acknowledged and Agreed to as
of the date hereof by:

CREDIT SUISSE FIRST BOSTON, as
Administrative Agent

By:
   ---------------------------
   Title:

                                                                     Schedule 1

                        NOTICE ADDRESSES OF GUARANTORS

                                                                     Schedule 2


                        DESCRIPTION OF PLEDGED SECURITIES


Pledged Stock:

Issuer                Class of Stock   Stock Certificate No.   No. of Shares
------                --------------   ---------------------   -------------


Pledged Notes:

Issuer                      Payee                       Principal Amount
------                      -----                       ----------------

                                                                     Schedule 3

                          FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS


                       Uniform Commercial Code Filings

         [List each office where a financing statement is to be filed]


                          Patent and Trademark Filings


                     Actions with respect to Pledged Stock


                                 Other Actions

                                                                   Schedule 4

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


Grantor                                               Location
-------                                               --------

                                                                    Schedule 5

                      LOCATION OF INVENTORY AND EQUIPMENT

Grantors                                               Locations
--------                                               ---------

                                                                     Schedule 6


                       COPYRIGHTS AND COPYRIGHT LICENSES




                          PATENTS AND PATENT LICENSES




                       TRADEMARKS AND TRADEMARK LICENSES

                                                                    Schedule 7

                                   ACCOUNTS

                                                                    Schedule 8

                             EXISTING PRIOR LIENS

                          ACKNOWLEDGEMENT AND CONSENT

      The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of May 21, 1997 (the "Agreement"), made by the Grantors parties thereto for the benefit of Credit Suisse First Boston, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

      1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

      3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.

                                      [NAME OF ISSUER]


                                      By _______________________________________
                                      Title_____________________________________
                                      Address for Notices:
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________
                                      Fax:______________________________________

                                                                     Annex 1 to
                                             Guarantee and Collateral Agreement

            ASSUMPTION AGREEMENT, dated as of ________________, 199_, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, Windy Hill Pet Food Acquisition Co., the Lenders, the Administrative Agent and The Chase Manhattan Bank, as documentation agent for the Lenders (the "Documentation Agent") have entered into a Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, the Borrower (as defined therein) and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

            WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

            WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

            2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    [ADDITIONAL GRANTOR]


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                                                 EXHIBIT G TO
                                                             CREDIT AGREEMENT



               FORM OF SWING LINE LOAN PARTICIPATION CERTIFICATE

                                                           ________ __, 19__


[Name of Lender]
_______________________
_______________________


Ladies and Gentlemen:

            Pursuant to subsection 4.9(b) of the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Windy Hill Pet Food Acquisition Co., the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders and The Chase Manhattan Bank, a New York banking corporation, as documentation agent for the Lenders, the undersigned hereby acknowledges receipt from you on the date hereof of _________ DOLLARS ($__________) as payment for a participating interest in the following Swing Line Loan:

            Date of Swing Line Loan:____________________________

            Principal Amount of Swing Line Loan:________________


                                          Very truly yours,

                                          CREDIT SUISSE FIRST BOSTON,
                                          as Swing Line Lender


                                          By:
                                             ------------------------
                                             Title:

                                                                  EXHIBIT H TO
                                                              CREDIT AGREEMENT

                               FORM OF TERM NOTE

$____________                                               New York, New York
                                                                  May 21, 1997

      FOR VALUE RECEIVED, the undersigned, WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation and successor by merger to Windy Hill Pet Food Acquisition Co. (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of Credit Suisse First Boston, located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, the principal amount of DOLLARS ($ ), or, if less, the unpaid principal amount of the Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.3. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of such Credit Agreement.

      The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Term Loan.

      This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WINDY HILL PET FOOD ACQUISITION CO., the Lender, the other banks and financial institutions from time to time parties thereto, Credit Suisse First Boston, as administrative agent, and The Chase Manhattan Bank, as Documentation Agent
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

      Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                     WINDY HILL PET FOOD COMPANY, INC.


                                     By:______________________________

                                     Name:____________________________

                                     Title:___________________________

                                                                    Schedule A
                                                                  to Term Note

                LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                       Amount            Amount of           Amount of ABR       Unpaid Principal
                Amount of ABR       Converted to      Principal of ABR    Loans Converted to      Balance of ABR       Notation
    Date            Loans            ABR Loans          Loans Repaid       Eurodollar Loans           Loans            Made By
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule B
                                                                    to Term Note

          LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unpaid
                                                 Interest Period    Amount of        Amount of        Principal
                              Amount Converted   and Eurodollar    Principal of   Eurodollar Loans    Balance of
                Amount of       to Eurodollar       Rate with       Eurodollar      Converted to      Eurodollar     Notation
   Date     Eurodollar Loans        Loans        Respect Thereto   Loans Repaid      ABR Loans          Loans        Made By
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT I TO
                                                                CREDIT AGREEMENT

                            FORM OF ACQUISITION NOTE

$___________                                                  New York, New York
                                                                    May 21, 1997

         FOR VALUE RECEIVED, the undersigned, WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation and successor by merger to Windy Hill Pet Food Acquisition Co. (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of Credit Suisse First Boston, located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) DOLLARS ($ ), or, if less, (b) the aggregate unpaid principal amount of all Acquisition Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and
5.4 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Acquisition Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Acquisition Loan.

         This Note (a) is one of the Acquisition Loan Notes referred to in the Credit Agreement dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Windy Hill Pet Food Acquisition Co., the Lender, the other banks and financial institutions from time to time parties thereto, Credit Suisse First Boston, as administrative agent and The Chase Manhattan Bank, as documentation agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                               WINDY HILL PET FOOD COMPANY, INC.


                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                                                                      Schedule A
                                                        to Acquisition Loan Note

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                       Amount            Amount of           Amount of ABR       Unpaid Principal
                Amount of ABR       Converted to      Principal of ABR    Loans Converted to      Balance of ABR       Notation
    Date            Loans            ABR Loans          Loans Repaid       Eurodollar Loans           Loans            Made By
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                                                      Schedule B
                                                        to Acquisition Loan Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unpaid
                                                 Interest Period    Amount of        Amount of        Principal
                              Amount Converted   and Eurodollar    Principal of   Eurodollar Loans    Balance of
                Amount of       to Eurodollar       Rate with       Eurodollar      Converted to      Eurodollar     Notation
   Date     Eurodollar Loans        Loans        Respect Thereto   Loans Repaid      ABR Loans          Loans        Made By
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT J TO
                                                                CREDIT AGREEMENT

                          FORM OF WORKING CAPITAL NOTE

$____________                                                New York, New York
                                                                    May 21, 1997

            FOR VALUE RECEIVED, the undersigned, WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation and successor by merger to Windy Hill Pet Food Acquisition Co. (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of Credit Suisse First Boston, located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) DOLLARS ($ ), or, if less, (b) the aggregate unpaid principal amount of all Working Capital Loans made by the Lender to the Borrower pursuant to subsection 4.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of such Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Working Capital Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Working Capital Loan.

            This Note (a) is one of the Working Capital Notes referred to in the Credit Agreement dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), WINDY HILL PET FOOD ACQUISITION CO., the Lender, the other banks and financial institutions from time to time parties thereto, Credit Suisse First Boston, as administrative agent and The Chase Manhattan Bank, as documentation agent,
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                               WINDY HILL PET FOOD COMPANY, INC.


                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                                                                      Schedule A
                                                         to Working Capital Note

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                       Amount            Amount of           Amount of ABR       Unpaid Principal
                Amount of ABR       Converted to      Principal of ABR    Loans Converted to      Balance of ABR       Notation
    Date            Loans            ABR Loans          Loans Repaid       Eurodollar Loans           Loans            Made By
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                                                      Schedule B
                                                         to Working Capital Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Unpaid
                                                 Interest Period    Amount of        Amount of        Principal
                              Amount Converted   and Eurodollar    Principal of   Eurodollar Loans    Balance of
                Amount of       to Eurodollar       Rate with       Eurodollar      Converted to      Eurodollar     Notation
   Date     Eurodollar Loans        Loans        Respect Thereto   Loans Repaid      ABR Loans          Loans        Made By
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT K TO
                                                                CREDIT AGREEMENT

                             FORM OF SWING LINE NOTE

$____________                                                New York, New York
                                                                   May 21, 1997

            FOR VALUE RECEIVED, the undersigned, WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation and successor by merger to Windy Hill Pet Food Acquisition Co. (the "Borrower"), hereby unconditionally promises to pay to the order of CREDIT SUISSE FIRST BOSTON (the "Swing Line Lender") and its successors and assigns, at the office of Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) FIVE MILLION DOLLARS ($5,000,000) and (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the undersigned pursuant to subsection 4.6 of the Credit Agreement, which sum shall be payable on the Termination Date.

            The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rates per annum and on the dates set forth in subsection 5.4 of the Credit Agreement until paid in full (both before and after judgment).

            The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Swing Line Loan.

            This Note is (a) one of the Swing Line Notes referred to in the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among WINDY HILL PET FOOD ACQUISITION CO., the several banks and other financial institutions from time to time parties thereto (including the Swing Line Lender, the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders and The Chase Manhattan Bank, a New York banking corporation, as documentation agent for the Lenders, and is entitled to the benefits thereof, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this Swing Line Note may become, or may be declared to be, immediately due and payable all as provided therein.

            All parties now and hereafter liable with respect to this Swing Line Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

            THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                               WINDY HILL PET FOOD COMPANY, INC.


                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                                                                      Schedule A
                                                              to Swing Line Note

                     LOANS AND REPAYMENT OF SWING LINE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Unpaid Principal Balance of
 Date        Amount of Swing Line Loans       Amount of Principal Repaid            Swing Line Loans              Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                  EXHIBIT L TO
                                                              CREDIT AGREEMENT

                         FORM OF BORROWING CERTIFICATE

                       WINDY HILL PET FOOD COMPANY, INC.
                           (a Minnesota corporation)

            Pursuant to subsection 7.2(f) of the Credit Agreement, dated as of May 21, 1997, among WINDY HILL PET FOOD ACQUISITION CO., a Minnesota corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as administrative agent for the Lenders hereunder and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders, each of the undersigned hereby certifies on behalf of WINDY HILL PET FOOD COMPANY, INC. (the "Borrower") that:

            1. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof (and, in the case of the representations and warranties made on the Closing Date, after giving effect to the Transactions) as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

            2. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Extension of Credit requested to be made on the date hereof.

            3. Attached hereto is the Borrower's Notice for [Drawing] [Conversion][Continuation].

            IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.


                                  WINDY HILL PET FOOD
                                  COMPANY, INC.


                                  By:
                                     --------------------------
                                     Title:


Date: ________ __, ____

                                                               ATTACHMENT 1 to
                                                         Borrowing Certificate

                                    Form of
                        Notice of Borrowing (Drawings)

To:   Credit Suisse First Boston,
      as Administrative Agent
      11 Madison Avenue
      New York, New York  10011

            This Notice of Borrowing is given pursuant to Section 3.2 and/or
Section 4.2 of the Credit Agreement, dated as of May 21, 1997, among WINDY HILL PET FOOD ACQUISITION CO., a Minnesota corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as administrative agent for the Lenders hereunder and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

            The undersigned hereby (one checked as applicable):

                  [_] gives Administrative Agent irrevocable notice
                  [_] confirms its irrevocable telephonic notice to
                      Administrative Agent

that it requests the making of an Acquisition Loan and/or Working Capital Loan under the Credit Agreement as follows:

            1. Date of Loan. The requested date of the proposed Loan is __________, 19__.

            2. Amount of Loan. The requested aggregate principal amount of the requested Acquisition Loans and/or Working Capital Loans is:

                  Acquisition Loans:  $__________
                  Working Capital Loans:  $__________

            3. Rate Option and Interest Period. The requested interest rate option and (if applicable) Interest Period for the proposed Loan is ((a) or (b) checked as applicable):

            A. Acquisition Loans:

                  [_] (i) The Eurodollar Rate for an Interest Period of (check and complete as applicable):

             1 month for $_______[_]__
            2 months for $_______[_]__
            3 months for $_______[_]__
            6 months for $_______[_]__

                  [_] (ii) ABR for $__________.

            B. Working Capital Loans:

                  [_] (i) The Eurodollar Rate for an Interest Period of (check and complete as applicable):

             1 month for $_______[_]__
            2 months for $_______[_]__
            3 months for $_______[_]__
            6 months for $_______[_]__

                  [_] (ii) ABR for $__________.


                                    WINDY HILL PET FOOD COMPANY, INC.


Dated:  __________, 19___           By  _________________________
                                        Its

                                                               ATTACHMENT 2 to
                                                         Borrowing Certificate

                                    Form of
                      Notice of Borrowing (Continuations)

To:   Credit Suisse First Boston,
      as Administrative Agent
      11 Madison Avenue
      New York, New York  10011

            This Notice of Borrowing is given pursuant to Section 5.2 of the Credit Agreement, dated as of May 21, 1997, among WINDY HILL PET FOOD ACQUISITION CO., a Minnesota corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as administrative agent for the Lenders hereunder and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

            The undersigned hereby (one checked as applicable):

                  [_] gives Administrative Agent irrevocable notice
                  [_] confirms its irrevocable telephonic notice to
                      Administrative Agent

that it requests the continuation of a Eurodollar Loan under the Credit Agreement as follows:

            1. Type of Loan. The Type of Loan applicable to such Eurodollar Loan is (one checked as applicable):

                  [_]Term Loan  [_]Acquisition Loan  [_]Working Capital Loan

            2. Expiration. The expiration of the Interest Period presently applicable to such Eurodollar Loan is __________, 19__.

            3. Amount to be Continued. The requested aggregate amount of such Eurodollar Loan to be continued is: $__________.

            4. Interest Period. The Interest Period for the proposed Loan is:

                  [_] 1 month for $__________
                  [_] 2 months for $__________
                  [_] 3 months for $__________
                  [_] 6 months for $__________


                                    WINDY HILL PET FOOD COMPANY, INC.


Dated:  __________, 19___           By  _________________________
                                        Its

                                                                  ATTACHMENT 3
                                                         Borrowing Certificate


                                    Form of
                       Notice of Borrowing (Conversions)


To:   Credit Suisse First Boston,
      as Administrative Agent
      11 Madison Avenue
      New York, New York  10011


            This Notice of Borrowing is given pursuant to Section 5.2 of the Credit Agreement, dated as of May 21, 1997, among WINDY HILL PET FOOD ACQUISITION CO., a Minnesota corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as administrative agent for the Lenders hereunder and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

            The undersigned hereby (one checked as applicable):

                  [_] gives Administrative Agent irrevocable notice
                  [_] confirms its irrevocable telephonic notice to
                      Administrative Agent

that it requests the continuation of a Eurodollar Loan under the Credit Agreement as follows:(1)

A. Conversion for ABR Loan to Eurodollar Loan.

            1. Type of Loan. The Type of Loan upon which such conversion is to occur is (one checked as applicable):

                  [_]   Term Loan
                  [_]   Acquisition Loan
                  [_]   Working Capital Loan

            2. Date of Conversion. The date upon which such conversion is to occur is __________, 19__.

            3. Amount to be Converted. The requested aggregate amount of such ABR Loan to be converted into a Eurodollar Loan is: $__________.

----------
(1) Insert Part A and/or B, as applicable.

            4. Interest Period. The Interest Period for the proposed Eurodollar Loan is:

                  [_] 1 month for $__________
                  [_] 2 months for $__________
                  [_] 3 months for $__________
                  [_] 6 months for $__________

B. Conversion from Eurodollar Loan to ABR Loan.

            1. Type of Loan. The Type of Loan upon which such conversion is to occur is (one checked as applicable):

                  [_]   Term Loan
                  [_]   Acquisition Loan
                  [_]   Working Capital Loan

            2. Date of Conversion. The date upon which such conversion is to occur is __________, 19__.

            3. Expiration. The expiration of the Interest Period presently applicable to such Eurodollar Loan is __________, 19__, and the Interest Period presently applicable thereto is _____ months.

            4. Amount to be Converted. The requested aggregate amount of such Eurodollar Loan to be converted into an ABR Loan is: $__________.

                                    WINDY HILL PET FOOD COMPANY, INC.


Dated:  __________, 19___           By  _________________________
                                        Its

                                                                 EXHIBIT M TO
                                                              CREDIT AGREEMENT

                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Windy Hill Pet Food Acquisition Co., the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders and The Chase Manhattan Bank, a New York banking corporation, as documentation agent for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

            1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on
Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

            2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and
(c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

            3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 5.10(b) of the Credit Agreement.

            4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

            5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

            6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

            7. This Assignment and Acceptance shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the conflicts of law principles thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:_______________________________________________________________

Name of Assignee:_______________________________________________________________

Effective Date of Assignment:___________________________________________________


      Credit                 Principal                Commitment Percentage
   Facility Assigned        Amount Assigned                 Assigned(1)
---------------------    ------------------    ---------------------------------


                         $_________________    ____._________________%


[Name of Assignee]                       [Name of Assignor]


By:                                      By:
   ----------------------------------       ----------------------------------
   Title:                                   Title:


                                         [Consented To:

                                         WINDY HILL PET FOOD
                                         COMPANY, INC.
Accepted:

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent

                                         By:
                                            ----------------------------------
                                            Title:

By:
   ----------------------------------
   Title:

By:
   ----------------------------------
   Title:

Dated:_______________________________

----------
(1) Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.